UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04000

CALVERT VARIABLE PRODUCTS, INC.

(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2021

Date of Reporting Period

Item 1. Reports to Stockholders

Calvert
VP S&P MidCap 400 Index Portfolio
Annual Report
December 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2021
Calvert
VP S&P MidCap 400 Index Portfolio

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting January 1, 2021, was notable for a U.S. equity rally that lasted for most of the period and resulted in U.S. stocks outperforming most other stock markets in developed economies. Except for temporary retreats in September and November, broad-market indexes generally posted strong returns during the period. Investors cheered the reopening of businesses that had been affected by the pandemic and the rollout of several highly effective COVID-19 vaccines.
COVID-19, however, continued to have a firm grip on the U.S. economy. Disease rates advanced and declined with second, third, and fourth waves of infections. Worker shortages led to global supply-chain disruptions. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns and empty store shelves. Those shortages — combined with high demand from consumers eager to spend money saved earlier in the pandemic — led to higher year-over-year inflation than the U.S. had seen in decades.
Still, investor optimism about a recovering economy drove stock prices up during most of the period. A significant pullback, however, occurred in September 2021 when virtually every major U.S. stock index reported negative returns. Unexpectedly weak job creation in August and the U.S. Federal Reserve’s (the Fed’s) announcement that it might soon begin tapering its monthly bond purchases — which had stimulated the economy earlier — combined to drive stocks into negative territory. Rising COVID-19 infections also weighed on equity performance in September.
In the final quarter of 2021, however, stock prices came roaring back. Even the late-November news of a new and more transmissible COVID-19 variant — Omicron — caused only a temporary market retreat. The Fed’s actions to tamp down inflation were applauded by investors, with stocks gaining ground after the central bank announced that tapering would be accelerated and that three possible interest rate hikes were forecast for 2022. Just two trading days before year-end, the S&P 500® Index closed at its 70th new all-time high for the period, and the Dow Jones Industrial Average® (DJIA) closed at an all-time high as well.
For the period as a whole, the broad-market S&P 500® Index returned 28.71%; the blue-chip DJIA was up 20.95%; and the technology-laden Nasdaq Composite Index rose 22.18%. Large-cap U.S. stocks, as measured by the Russell 1000® Index, outperformed their small-cap counterparts, as measured by the Russell 2000® Index. In the large-cap space, growth stocks modestly outperformed value stocks, but in the small-cap space, value stocks strongly outperformed growth stocks during the period.
Investment Strategy
As an index fund, Calvert VP S&P MidCap 400 Index Portfolio (the Fund) seeks to replicate as closely as possible the holdings and match the performance of the S&P MidCap 400® Index (the Index). The Fund seeks to accomplish this by employing a passive management approach and holding each constituent of the Index in approximately the same proportion as the Index. The Fund may also invest in exchange-traded funds (ETFs) that provide the same exposure to the Index. Cash holdings may gain exposure to the Index via futures contracts, allowing the Fund’s assets to be fully invested.
Fund Performance
For the 12-month period ended December 31, 2021, Calvert VP S&P MidCap 400 Index Portfolio (the Fund) returned 24.41% for Class I shares at net asset value (NAV). By comparison, its benchmark, the S&P MidCap 400® Index (the Index), returned 24.76% during the period.
The Index is unmanaged and returns do not reflect any fees or operating expenses.
During the period, mid-cap stocks underperformed both large-cap stocks and small-cap stocks within the S&P family of indexes.
Most Index market sectors had positive, double-digit returns during the period. The top-performing sectors were energy, real estate, financials, and materials, all posting gains of greater than 30%. The communication services sector was the weakest performer within the Index, declining more than 3% during the period.
The industrials, consumer discretionary, information technology, and financials sectors had the largest weights within the Index at period-end. The communication services, energy, utilities, and consumer staples sectors had the smallest weights within the Index at period-end.
Futures contracts, which are regularly used to manage uninvested cash holdings in the Fund, had a meaningful positive impact on performance during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	05/03/1999	05/03/1999	24.41%	12.75%	13.76%
Class F at NAV	10/01/2007	05/03/1999	24.17	12.50	13.49

S&P MidCap 400® Index	—	—	24.76%	13.08%	14.19%

% Total Annual Operating Expense Ratios[3]	Class I	Class F
Gross	0.45%	0.65%
Net	0.33	0.53
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2011	$35,477	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
Molina Healthcare, Inc.	0.7%
Camden Property Trust	0.7
SPDR S&P MidCap 400 ETF Trust	0.6
Builders FirstSource, Inc.	0.6
Trex Co., Inc.	0.6
Masimo Corp.	0.6
Medical Properties Trust, Inc.	0.6
Nordson Corp.	0.5
Cognex Corp.	0.5
Graco, Inc.	0.5
Total	5.9%

*	Excludes cash and cash equivalents.

4

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P MidCap 400® Index is an unmanaged index of 400 U.S. midcap stocks. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500®are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/22. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

5

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period* (7/1/21 – 12/31/21)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$1,059.50	$1.71 **	0.33%
Class F	$1,000.00	$1,058.40	$2.75 **	0.53%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,023.54	$1.68 **	0.33%
Class F	$1,000.00	$1,022.53	$2.70 **	0.53%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2021. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Schedule of Investments

Common Stocks — 96.5%

Security	Shares	Value
Aerospace & Defense — 0.9%
Axon Enterprise, Inc.(1)	17,560	$ 2,756,920
Curtiss-Wright Corp.	10,492	1,454,925
Hexcel Corp.(1)	22,211	1,150,530
Mercury Systems, Inc.(1)	15,180	835,811
		$ 6,198,186
Air Freight & Logistics — 0.4%
GXO Logistics, Inc.(1)	26,362	$ 2,394,460
		$ 2,394,460
Airlines — 0.2%
JetBlue Airways Corp.(1)	84,241	$ 1,199,592
		$ 1,199,592
Auto Components — 1.7%
Adient PLC(1)	24,958	$ 1,194,989
Dana, Inc.	38,470	877,885
Fox Factory Holding Corp.(1)	11,153	1,897,125
Gentex Corp.	63,297	2,205,901
Goodyear Tire & Rubber Co. (The)(1)	74,488	1,588,084
Lear Corp.	15,940	2,916,223
Visteon Corp.(1)	7,413	823,881
		$ 11,504,088
Automobiles — 0.5%
Harley-Davidson, Inc.	40,752	$ 1,535,943
Thor Industries, Inc.	14,848	1,540,777
		$ 3,076,720
Banks — 6.0%
Associated Banc-Corp.	40,126	$ 906,446
Bank of Hawaii Corp.	10,722	898,075
Bank OZK	32,294	1,502,640
Cadence Bank	51,867	1,545,118
Cathay General Bancorp	20,704	890,065
CIT Group, Inc.	26,262	1,348,291
Commerce Bancshares, Inc.	29,563	2,032,161
Cullen/Frost Bankers, Inc.	15,162	1,911,473
East West Bancorp, Inc.	37,943	2,985,355
F.N.B. Corp.	84,638	1,026,659
First Financial Bankshares, Inc.	33,939	1,725,459
First Horizon Corp.	145,513	2,376,227
Fulton Financial Corp.	43,197	734,349
Glacier Bancorp, Inc.	28,699	1,627,233
Security	Shares	Value
Banks (continued)
Hancock Whitney Corp.	23,006	$ 1,150,760
Home BancShares, Inc.	39,988	973,708
International Bancshares Corp.	14,101	597,741
PacWest Bancorp	31,049	1,402,483
Pinnacle Financial Partners, Inc.	20,357	1,944,094
Prosperity Bancshares, Inc.	24,616	1,779,737
Sterling Bancorp	51,043	1,316,399
Synovus Financial Corp.	38,792	1,856,973
Texas Capital Bancshares, Inc.(1)	13,672	823,738
UMB Financial Corp.	11,398	1,209,442
Umpqua Holdings Corp.	58,311	1,121,904
United Bankshares, Inc.	36,125	1,310,615
Valley National Bancorp	107,707	1,480,971
Webster Financial Corp.	23,997	1,339,993
Wintrust Financial Corp.	15,110	1,372,290
		$ 41,190,399
Beverages — 0.2%
Boston Beer Co., Inc. (The), Class A(1)	2,487	$ 1,256,184
		$ 1,256,184
Biotechnology — 1.4%
Arrowhead Pharmaceuticals, Inc.(1)	27,617	$ 1,831,007
Exelixis, Inc.(1)	84,598	1,546,452
Halozyme Therapeutics, Inc.(1)	37,703	1,516,038
Neurocrine Biosciences, Inc.(1)	25,365	2,160,337
United Therapeutics Corp.(1)	12,042	2,602,035
		$ 9,655,869
Building Products — 2.8%
Builders FirstSource, Inc.(1)	51,203	$ 4,388,609
Carlisle Cos., Inc.	13,980	3,468,718
Lennox International, Inc.	9,000	2,919,240
Owens Corning	26,868	2,431,554
Simpson Manufacturing Co., Inc.	11,507	1,600,279
Trex Co., Inc.(1)	30,780	4,156,223
		$ 18,964,623
Capital Markets — 2.0%
Affiliated Managers Group, Inc.	10,915	$ 1,795,626
Evercore, Inc., Class A	10,505	1,427,104
Federated Hermes, Inc., Class B	25,862	971,894
Interactive Brokers Group, Inc., Class A	23,138	1,837,620
Janus Henderson Group PLC	45,654	1,914,729
Jefferies Financial Group, Inc.	52,350	2,031,180
SEI Investments Co.	28,401	1,730,757

7
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Capital Markets (continued)
Stifel Financial Corp.	27,757	$ 1,954,648
		$ 13,663,558
Chemicals — 2.6%
Ashland Global Holdings, Inc.	14,962	$ 1,610,809
Avient Corp.	24,184	1,353,095
Cabot Corp.	15,026	844,461
Chemours Co. (The)	43,750	1,468,250
Ingevity Corp.(1)	10,469	750,627
Minerals Technologies, Inc.	9,117	666,908
NewMarket Corp.	1,847	633,004
Olin Corp.	38,254	2,200,370
RPM International, Inc.	34,683	3,502,983
Scotts Miracle-Gro Co. (The), Class A	10,790	1,737,190
Sensient Technologies Corp.	11,167	1,117,370
Valvoline, Inc.	47,882	1,785,520
		$ 17,670,587
Commercial Services & Supplies — 1.5%
Brink's Co. (The)	13,189	$ 864,803
Clean Harbors, Inc.(1)	13,258	1,322,751
IAA, Inc.(1)	35,707	1,807,488
MillerKnoll, Inc.	19,970	782,624
MSA Safety, Inc.	9,654	1,457,368
Stericycle, Inc.(1)	24,331	1,451,101
Tetra Tech, Inc.	14,457	2,454,798
		$ 10,140,933
Communications Equipment — 0.9%
Ciena Corp.(1)	41,425	$ 3,188,482
Lumentum Holdings, Inc.(1)	19,331	2,044,640
ViaSat, Inc.(1)	19,423	865,101
		$ 6,098,223
Construction & Engineering — 1.4%
AECOM (1)	38,519	$ 2,979,445
Dycom Industries, Inc.(1)	8,159	764,988
EMCOR Group, Inc.	14,239	1,813,906
Fluor Corp.(1)	37,460	927,884
MasTec, Inc.(1)	15,265	1,408,654
Valmont Industries, Inc.	5,619	1,407,560
		$ 9,302,437
Construction Materials — 0.3%
Eagle Materials, Inc.	10,875	$ 1,810,253
		$ 1,810,253
Security	Shares	Value
Consumer Finance — 0.6%
FirstCash Holdings, Inc.	10,715	$ 801,589
Navient Corp.	43,094	914,455
PROG Holdings, Inc.(1)	15,315	690,860
SLM Corp.	78,389	1,541,911
		$ 3,948,815
Containers & Packaging — 0.7%
AptarGroup, Inc.	17,472	$ 2,139,970
Greif, Inc., Class A	7,033	424,582
Silgan Holdings, Inc.	22,227	952,205
Sonoco Products Co.	26,045	1,507,745
		$ 5,024,502
Diversified Consumer Services — 0.9%
Graham Holdings Co., Class B	1,069	$ 673,288
Grand Canyon Education, Inc.(1)	10,715	918,383
H&R Block, Inc.	47,165	1,111,207
Service Corp. International	44,094	3,130,233
		$ 5,833,111
Diversified Financial Services — 0.3%
Voya Financial, Inc.	29,600	$ 1,962,776
		$ 1,962,776
Diversified Telecommunication Services — 0.2%
Iridium Communications, Inc.(1)	34,948	$ 1,443,003
		$ 1,443,003
Electric Utilities — 1.0%
ALLETE, Inc.	14,106	$ 935,933
Hawaiian Electric Industries, Inc.	28,956	1,201,674
IDACORP, Inc.	13,381	1,516,201
OGE Energy Corp.	53,522	2,054,174
PNM Resources, Inc.	22,737	1,037,035
		$ 6,745,017
Electrical Equipment — 2.0%
Acuity Brands, Inc.	9,338	$ 1,977,041
EnerSys	11,261	890,295
Hubbell, Inc.	14,548	3,029,912
nVent Electric PLC	44,530	1,692,140
Regal Rexnord Corp.	18,117	3,083,151
Sunrun, Inc.(1)	55,349	1,898,471
Vicor Corp.(1)	5,734	728,103
		$ 13,299,113

8
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Electronic Equipment, Instruments & Components — 3.1%
Arrow Electronics, Inc.(1)	18,617	$ 2,499,705
Avnet, Inc.	26,358	1,086,740
Belden, Inc.	12,092	794,807
Cognex Corp.	47,272	3,675,871
Coherent, Inc.(1)	6,499	1,732,243
II-VI, Inc.(1)(2)	28,379	1,939,137
Jabil, Inc.	38,325	2,696,164
Littelfuse, Inc.	6,586	2,072,483
National Instruments Corp.	35,572	1,553,429
TD SYNNEX Corp.	11,006	1,258,646
Vishay Intertechnology, Inc.	35,870	784,477
Vontier Corp.	44,747	1,375,075
		$ 21,468,777
Energy Equipment & Services — 0.4%
ChampionX Corp.(1)	53,456	$ 1,080,346
NOV, Inc.	103,494	1,402,343
		$ 2,482,689
Entertainment — 0.1%
World Wrestling Entertainment, Inc., Class A	12,234	$ 603,626
		$ 603,626
Equity Real Estate Investment Trusts (REITs) — 9.5%
American Campus Communities, Inc.	37,208	$ 2,131,646
Apartment Income REIT Corp.	41,974	2,294,719
Brixmor Property Group, Inc.	78,667	1,998,929
Camden Property Trust	27,325	4,882,431
Corporate Office Properties Trust	30,361	849,197
Cousins Properties, Inc.	39,386	1,586,468
CyrusOne, Inc.	33,933	3,044,469
Douglas Emmett, Inc.	46,481	1,557,114
EastGroup Properties, Inc.	10,878	2,478,552
EPR Properties	19,815	941,014
First Industrial Realty Trust, Inc.	34,837	2,306,209
Healthcare Realty Trust, Inc.	39,449	1,248,166
Highwoods Properties, Inc.	27,604	1,230,862
Hudson Pacific Properties, Inc.	40,390	998,037
JBG SMITH Properties	30,756	883,005
Kilroy Realty Corp.	27,763	1,845,129
Kite Realty Group Trust	57,800	1,258,884
Lamar Advertising Co., Class A	23,213	2,815,737
Life Storage, Inc.	21,931	3,359,391
Macerich Co. (The)	56,424	975,007
Medical Properties Trust, Inc.	159,437	3,767,496
National Retail Properties, Inc.	46,956	2,257,175
Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
National Storage Affiliates Trust	21,910	$ 1,516,172
Omega Healthcare Investors, Inc.	63,546	1,880,326
Park Hotels & Resorts, Inc.(1)	62,645	1,182,738
Pebblebrook Hotel Trust	34,802	778,521
Physicians Realty Trust	58,900	1,109,087
PotlatchDeltic Corp.	17,760	1,069,507
PS Business Parks, Inc.	5,332	981,994
Rayonier, Inc.	38,276	1,544,819
Rexford Industrial Realty, Inc.	40,504	3,285,280
Sabra Health Care REIT, Inc.	61,143	827,876
SL Green Realty Corp.	17,790	1,275,543
Spirit Realty Capital, Inc.	32,972	1,588,921
STORE Capital Corp.	65,616	2,257,190
Urban Edge Properties	29,733	564,927
		$ 64,572,538
Food & Staples Retailing — 1.2%
BJ's Wholesale Club Holdings, Inc.(1)	36,326	$ 2,432,752
Casey's General Stores, Inc.	9,920	1,957,712
Grocery Outlet Holding Corp.(1)	23,599	667,380
Performance Food Group Co.(1)	41,260	1,893,421
Sprouts Farmers Market, Inc.(1)	30,248	897,761
		$ 7,849,026
Food Products — 1.7%
Darling Ingredients, Inc.(1)	43,264	$ 2,997,763
Flowers Foods, Inc.	53,220	1,461,953
Hain Celestial Group, Inc. (The)(1)	24,927	1,062,139
Ingredion, Inc.	17,749	1,715,263
Lancaster Colony Corp.	5,286	875,362
Pilgrim's Pride Corp.(1)	12,910	364,062
Post Holdings, Inc.(1)	15,525	1,750,133
Sanderson Farms, Inc.	5,619	1,073,679
		$ 11,300,354
Gas Utilities — 1.2%
National Fuel Gas Co.	24,153	$ 1,544,343
New Jersey Resources Corp.	25,565	1,049,699
ONE Gas, Inc.	14,392	1,116,675
Southwest Gas Holdings, Inc.	16,146	1,131,028
Spire, Inc.	13,969	911,058
UGI Corp.	55,908	2,566,736
		$ 8,319,539
Health Care Equipment & Supplies — 3.2%
Envista Holdings Corp.(1)	42,716	$ 1,924,783

9
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Globus Medical, Inc., Class A(1)	21,134	$ 1,525,875
Haemonetics Corp.(1)	13,500	716,040
ICU Medical, Inc.(1)	5,281	1,253,393
Integra LifeSciences Holdings Corp.(1)	19,476	1,304,697
LivaNova PLC(1)	14,206	1,242,031
Masimo Corp.(1)	13,584	3,977,123
Neogen Corp.(1)	28,470	1,292,823
NuVasive, Inc.(1)	13,686	718,241
Penumbra, Inc.(1)	9,390	2,697,935
Quidel Corp.(1)	10,036	1,354,760
STAAR Surgical Co.(1)	12,555	1,146,271
Tandem Diabetes Care, Inc.(1)	16,987	2,556,883
		$ 21,710,855
Health Care Providers & Services — 2.9%
Acadia Healthcare Co., Inc.(1)	23,804	$ 1,444,903
Amedisys, Inc.(1)	8,644	1,399,291
Chemed Corp.	4,116	2,177,529
Encompass Health Corp.	26,358	1,720,123
HealthEquity, Inc.(1)	22,089	977,217
LHC Group, Inc.(1)	8,389	1,151,223
Molina Healthcare, Inc.(1)	15,615	4,966,819
Option Care Health, Inc.(1)	36,705	1,043,890
Patterson Cos., Inc.	22,840	670,354
Progyny, Inc.(1)	18,618	937,416
R1 RCM, Inc.(1)	35,458	903,824
Tenet Healthcare Corp.(1)	28,643	2,339,847
		$ 19,732,436
Hotels, Restaurants & Leisure — 2.9%
Boyd Gaming Corp.(1)	21,812	$ 1,430,213
Choice Hotels International, Inc.	8,694	1,356,177
Churchill Downs, Inc.	9,183	2,212,185
Cracker Barrel Old Country Store, Inc.	6,288	808,888
Jack in the Box, Inc.	5,741	502,223
Marriott Vacations Worldwide Corp.	11,313	1,911,671
Papa John's International, Inc.	8,620	1,150,511
Scientific Games Corp., Class A(1)	25,528	1,706,036
Six Flags Entertainment Corp.(1)	20,472	871,698
Texas Roadhouse, Inc.	18,497	1,651,412
Travel + Leisure Co.	22,860	1,263,472
Wendy's Co. (The)	47,865	1,141,580
Wingstop, Inc.	7,879	1,361,491
Wyndham Hotels & Resorts, Inc.	24,773	2,220,900
		$ 19,588,457
Security	Shares	Value
Household Durables — 1.9%
Helen of Troy, Ltd.(1)	6,384	$ 1,560,697
KB Home	22,916	1,025,033
Leggett & Platt, Inc.	35,662	1,467,848
Taylor Morrison Home Corp.(1)	33,188	1,160,252
Tempur Sealy International, Inc.	51,473	2,420,775
Toll Brothers, Inc.	30,720	2,223,821
TopBuild Corp.(1)	8,803	2,428,836
TRI Pointe Homes, Inc.(1)	30,142	840,660
		$ 13,127,922
Household Products — 0.1%
Energizer Holdings, Inc.	16,662	$ 668,146
		$ 668,146
Insurance — 3.6%
Alleghany Corp.(1)	3,674	$ 2,452,726
American Financial Group, Inc.	17,687	2,428,779
Brighthouse Financial, Inc.(1)	21,342	1,105,515
CNO Financial Group, Inc.	32,971	786,029
First American Financial Corp.	29,117	2,277,823
Hanover Insurance Group, Inc. (The)	9,458	1,239,565
Kemper Corp.	15,843	931,410
Kinsale Capital Group, Inc.	5,679	1,350,977
Mercury General Corp.	7,040	373,542
Old Republic International Corp.	76,341	1,876,462
Primerica, Inc.	10,455	1,602,438
Reinsurance Group of America, Inc.	18,012	1,972,134
RenaissanceRe Holdings, Ltd.	12,305	2,083,606
RLI Corp.	10,542	1,181,758
Selective Insurance Group, Inc.	15,922	1,304,649
Unum Group	54,142	1,330,269
		$ 24,297,682
Interactive Media & Services — 0.4%
TripAdvisor, Inc.(1)	26,076	$ 710,832
Yelp, Inc.(1)	18,318	663,844
Ziff Davis, Inc.(1)	12,769	1,415,571
		$ 2,790,247
IT Services — 1.9%
Alliance Data Systems Corp.	13,180	$ 877,392
Concentrix Corp.	11,471	2,048,950
Genpact, Ltd.	46,260	2,455,481
Kyndryl Holdings, Inc.(1)	47,450	858,845
LiveRamp Holdings, Inc.(1)	18,002	863,196
MAXIMUS, Inc.	16,283	1,297,267

10
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
IT Services (continued)
Sabre Corp.(1)	85,547	$ 734,849
Western Union Co. (The)	107,488	1,917,586
WEX, Inc.(1)	11,867	1,666,008
		$ 12,719,574
Leisure Products — 1.3%
Brunswick Corp.	20,529	$ 2,067,886
Callaway Golf Co.(1)	31,446	862,878
Mattel, Inc.(1)	93,673	2,019,590
Polaris, Inc.	15,252	1,676,348
YETI Holdings, Inc.(1)	23,434	1,941,038
		$ 8,567,740
Life Sciences Tools & Services — 1.5%
Bruker Corp.	27,168	$ 2,279,667
Medpace Holdings, Inc.(1)	7,687	1,672,999
Repligen Corp.(1)	13,748	3,641,020
Syneos Health, Inc.(1)	27,725	2,846,803
		$ 10,440,489
Machinery — 4.8%
AGCO Corp.	16,375	$ 1,899,827
Colfax Corp.(1)	36,005	1,655,150
Crane Co.	13,201	1,342,938
Donaldson Co., Inc.	33,266	1,971,343
Flowserve Corp.	34,506	1,055,884
Graco, Inc.	45,445	3,663,776
ITT, Inc.	22,807	2,330,647
Kennametal, Inc.	22,149	795,371
Lincoln Electric Holdings, Inc.	15,731	2,194,003
Middleby Corp. (The)(1)	14,873	2,926,411
Nordson Corp.	14,451	3,688,907
Oshkosh Corp.	18,352	2,068,454
Terex Corp.	18,489	812,591
Timken Co. (The)	18,484	1,280,756
Toro Co. (The)	28,360	2,833,448
Trinity Industries, Inc.	21,870	660,474
Woodward, Inc.	16,849	1,844,291
		$ 33,024,271
Marine — 0.1%
Kirby Corp.(1)	16,246	$ 965,337
		$ 965,337
Media — 0.9%
Cable One, Inc.	1,325	$ 2,336,571
Security	Shares	Value
Media (continued)
John Wiley & Sons, Inc., Class A	11,529	$ 660,266
New York Times Co. (The), Class A	44,677	2,157,899
TEGNA, Inc.	58,563	1,086,929
		$ 6,241,665
Metals & Mining — 2.5%
Alcoa Corp.	50,027	$ 2,980,609
Cleveland-Cliffs, Inc.(1)	121,679	2,648,952
Commercial Metals Co.	31,942	1,159,175
Compass Minerals International, Inc.	9,190	469,425
Reliance Steel & Aluminum Co.	16,816	2,727,891
Royal Gold, Inc.	17,379	1,828,445
Steel Dynamics, Inc.	50,408	3,128,825
United States Steel Corp.	71,555	1,703,725
Worthington Industries, Inc.	8,772	479,477
		$ 17,126,524
Multiline Retail — 0.8%
Kohl's Corp.	40,249	$ 1,987,898
Macy's, Inc.	82,808	2,167,913
Nordstrom, Inc.(1)	29,424	665,571
Ollie's Bargain Outlet Holdings, Inc.(1)	16,083	823,289
		$ 5,644,671
Multi-Utilities — 0.5%
Black Hills Corp.	16,994	$ 1,199,267
MDU Resources Group, Inc.	54,372	1,676,832
NorthWestern Corp.(2)	14,079	804,756
		$ 3,680,855
Oil, Gas & Consumable Fuels — 1.6%
Antero Midstream Corp.	86,003	$ 832,509
CNX Resources Corp.(1)	56,325	774,469
DT Midstream, Inc.	25,658	1,231,071
EQT Corp.(1)	80,097	1,746,916
Equitrans Midstream Corp.	107,697	1,113,587
HollyFrontier Corp.	39,599	1,298,055
Murphy Oil Corp.	38,454	1,004,034
Targa Resources Corp.	61,222	3,198,237
		$ 11,198,878
Paper & Forest Products — 0.3%
Louisiana-Pacific Corp.	23,526	$ 1,843,262
		$ 1,843,262

11
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Personal Products — 0.2%
Coty, Inc., Class A(1)	88,786	$ 932,253
Nu Skin Enterprises, Inc., Class A	13,526	686,445
		$ 1,618,698
Pharmaceuticals — 0.5%
Jazz Pharmaceuticals PLC(1)	16,436	$ 2,093,946
Perrigo Co. PLC	35,420	1,377,838
		$ 3,471,784
Professional Services — 1.5%
ASGN, Inc.(1)	14,013	$ 1,729,204
CACI International, Inc., Class A(1)	6,238	1,679,332
FTI Consulting, Inc.(1)	9,080	1,393,054
Insperity, Inc.	9,510	1,123,226
KBR, Inc.	37,292	1,775,845
ManpowerGroup, Inc.	14,366	1,398,243
Science Applications International Corp.	15,353	1,283,357
		$ 10,382,261
Real Estate Management & Development — 0.5%
Jones Lang LaSalle, Inc.(1)	13,431	$ 3,617,506
		$ 3,617,506
Road & Rail — 1.9%
Avis Budget Group, Inc.(1)	10,716	$ 2,222,177
Knight-Swift Transportation Holdings, Inc.	44,373	2,704,091
Landstar System, Inc.	10,139	1,815,084
Ryder System, Inc.	14,244	1,174,133
Saia, Inc.(1)	7,042	2,373,365
Werner Enterprises, Inc.	16,375	780,432
XPO Logistics, Inc.(1)	26,377	2,042,371
		$ 13,111,653
Semiconductors & Semiconductor Equipment — 4.2%
Amkor Technology, Inc.	26,537	$ 657,852
Azenta, Inc.	19,879	2,049,724
Cirrus Logic, Inc.(1)	15,257	1,403,949
CMC Materials, Inc.	7,600	1,456,844
First Solar, Inc.(1)	26,439	2,304,423
Lattice Semiconductor Corp.(1)	36,615	2,821,552
MKS Instruments, Inc.	14,829	2,582,767
Power Integrations, Inc.	16,131	1,498,409
Semtech Corp.(1)	17,198	1,529,418
Silicon Laboratories, Inc.(1)	10,759	2,220,873
SiTime Corp.(1)	4,007	1,172,208
SunPower Corp.(1)(2)	22,000	459,140
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Synaptics, Inc.(1)	10,500	$ 3,039,855
Universal Display Corp.	11,483	1,895,039
Wolfspeed, Inc.(1)	30,987	3,463,417
		$ 28,555,470
Software — 3.6%
ACI Worldwide, Inc.(1)	31,120	$ 1,079,864
Aspen Technology, Inc.(1)	17,849	2,716,618
Blackbaud, Inc.(1)	11,136	879,521
CDK Global, Inc.	31,640	1,320,653
Cerence, Inc.(1)(2)	10,200	781,728
Commvault Systems, Inc.(1)	12,151	837,447
Digital Turbine, Inc.(1)(2)	23,510	1,433,875
Envestnet, Inc.(1)	14,441	1,145,749
Fair Isaac Corp.(1)	7,315	3,172,296
Manhattan Associates, Inc.(1)	16,920	2,630,891
Mimecast, Ltd.(1)	16,510	1,313,700
NCR Corp.(1)	35,294	1,418,819
Paylocity Holding Corp.(1)	10,593	2,501,643
Qualys, Inc.(1)	8,872	1,217,416
SailPoint Technologies Holdings, Inc.(1)(2)	24,620	1,190,131
Teradata Corp.(1)	28,900	1,227,383
		$ 24,867,734
Specialty Retail — 3.2%
American Eagle Outfitters, Inc.(2)	40,799	$ 1,033,031
AutoNation, Inc.(1)	10,689	1,249,010
Dick's Sporting Goods, Inc.(2)	17,359	1,996,111
Five Below, Inc.(1)	14,979	3,099,005
Foot Locker, Inc.	23,862	1,041,099
GameStop Corp., Class A(1)(2)	16,482	2,445,764
Lithia Motors, Inc., Class A	8,043	2,388,369
Murphy USA, Inc.	6,298	1,254,813
RH (1)	4,638	2,485,690
Urban Outfitters, Inc.(1)	17,453	512,420
Victoria's Secret & Co.(1)	19,372	1,075,921
Williams-Sonoma, Inc.	19,898	3,365,349
		$ 21,946,582
Technology Hardware, Storage & Peripherals — 0.1%
Xerox Holdings Corp.	36,405	$ 824,209
		$ 824,209
Textiles, Apparel & Luxury Goods — 1.8%
Capri Holdings, Ltd.(1)	40,267	$ 2,613,731
Carter's, Inc.	11,301	1,143,887

12
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Columbia Sportswear Co.	9,261	$ 902,392
Crocs, Inc.(1)	15,734	2,017,413
Deckers Outdoor Corp.(1)	7,328	2,684,320
Hanesbrands, Inc.	93,370	1,561,146
Skechers USA, Inc., Class A(1)	35,732	1,550,769
		$ 12,473,658
Thrifts & Mortgage Finance — 0.7%
Essent Group, Ltd.	29,634	$ 1,349,236
MGIC Investment Corp.	87,054	1,255,319
New York Community Bancorp, Inc.	123,183	1,504,064
Washington Federal, Inc.	17,418	581,413
		$ 4,690,032
Trading Companies & Distributors — 0.9%
GATX Corp.	9,404	$ 979,803
MSC Industrial Direct Co., Inc., Class A	12,448	1,046,379
Univar Solutions, Inc.(1)	45,838	1,299,507
Watsco, Inc.	8,830	2,762,730
		$ 6,088,419
Water Utilities — 0.5%
Essential Utilities, Inc.	61,496	$ 3,301,720
		$ 3,301,720
Total Common Stocks (identified cost $422,516,339)		$657,297,735

Exchange-Traded Funds — 0.6%

Security	Shares	Value
Equity Funds — 0.6%
SPDR S&P MidCap 400 ETF Trust	8,500	$ 4,400,280
Total Exchange-Traded Funds (identified cost $3,322,539)		$ 4,400,280

Short-Term Investments — 3.0%
Affiliated Fund — 2.6%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.06%(3)	17,905,958	$ 17,905,958
Total Affiliated Fund (identified cost $17,905,923)		$ 17,905,958
Securities Lending Collateral — 0.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(4)	470,125	$ 470,125
Total Securities Lending Collateral (identified cost $470,125)		$ 470,125
U.S. Treasury Obligations — 0.3%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bill, 0.00%, 2/24/22(5)	$2,000	$ 1,999,935
Total U.S. Treasury Obligations (identified cost $1,999,798)		$ 1,999,935
Total Short-Term Investments (identified cost $20,375,846)		$ 20,376,018
Total Investments — 100.1% (identified cost $446,214,724)		$682,074,033
Other Assets, Less Liabilities — (0.1)%		$ (756,748)
Net Assets — 100.0%		$ 681,317,285

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at December 31, 2021. The aggregate market value of securities on loan at December 31, 2021 was $9,452,451.
(3)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2021.
(4)	Represents investment of cash collateral received in connection with securities lending.
(5)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

13
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P MidCap 400 Index	71	Long	3/18/22	$20,147,670	$ 732,015
					$732,015
14
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Statement of Assets and Liabilities

December 31, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $428,308,801) - including $9,452,451 of securities on loan	$ 664,168,075
Investments in securities of affiliated issuers, at value (identified cost $17,905,923)	17,905,958
Receivable for variation margin on open futures contracts	7,810
Receivable for capital shares sold	120,070
Dividends receivable	615,952
Dividends receivable - affiliated	842
Securities lending income receivable	1,661
Receivable from affiliate	10,223
Directors' deferred compensation plan	129,794
Total assets	$682,960,385
Liabilities
Payable for capital shares redeemed	$ 616,763
Deposits for securities loaned	470,125
Payable to affiliates:
Investment advisory fee	112,624
Administrative fee	67,575
Distribution and service fees	64,103
Sub-transfer agency fee	146
Directors' deferred compensation plan	129,794
Accrued expenses	181,970
Total liabilities	$ 1,643,100
Net Assets	$681,317,285
Sources of Net Assets
Paid-in capital	$ 378,129,974
Distributable earnings	303,187,311
Net Assets	$681,317,285
Class I Shares
Net Assets	$ 293,421,800
Shares Outstanding	2,031,023
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 144.47
Class F Shares
Net Assets	$ 387,895,485
Shares Outstanding	2,680,179
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 144.73
15
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Statement of Operations

Year Ended
December 31, 2021
Investment Income
Dividend income	$ 8,999,718
Dividend income - affiliated issuers	20,508
Interest income	1,665
Securities lending income, net	27,227
Total investment income	$ 9,049,118
Expenses
Investment advisory fee	$ 1,302,994
Administrative fee	781,797
Distribution and service fees:
Class F	736,258
Directors' fees and expenses	23,960
Custodian fees	18,813
Transfer agency fees and expenses	409,767
Accounting fees	147,016
Professional fees	33,050
Reports to shareholders	136
Miscellaneous	75,206
Total expenses	$ 3,528,997
Waiver and/or reimbursement of expenses by affiliate	$ (642,251)
Net expenses	$ 2,886,746
Net investment income	$ 6,162,372
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 55,903,089
Investment securities - affiliated issuers	1,246,634
Futures contracts	2,947,555
Net realized gain	$ 60,097,278
Change in unrealized appreciation (depreciation):
Investment securities	$ 72,012,242
Investment securities - affiliated issuers	(1,087,973)
Futures contracts	576,835
Net change in unrealized appreciation (depreciation)	$ 71,501,104
Net realized and unrealized gain	$131,598,382
Net increase in net assets from operations	$137,760,754
16
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Statements of Changes in Net Assets

	Year Ended December 31,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 6,162,372	$ 6,275,091
Net realized gain	60,097,278	17,626,539
Net change in unrealized appreciation (depreciation)	71,501,104	48,297,327
Net increase in net assets from operations	$137,760,754	$ 72,198,957
Distributions to shareholders:
Class I	$ (10,392,540)	$ (10,841,521)
Class F	(13,609,987)	(13,178,857)
Total distributions to shareholders	$ (24,002,527)	$ (24,020,378)
Capital share transactions:
Class I	$ (15,837,733)	$ 1,479,371
Class F	(621,362)	3,313,858
Net increase (decrease) in net assets from capital share transactions	$ (16,459,095)	$ 4,793,229
Net increase in net assets	$ 97,299,132	$ 52,971,808
Net Assets
At beginning of year	$ 584,018,153	$ 531,046,345
At end of year	$681,317,285	$584,018,153
17
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Financial Highlights

	Class I
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 120.57	$ 111.74	$ 97.01	$ 117.50	$ 106.11
Income (Loss) From Operations
Net investment income(1)	$ 1.47	$ 1.42	$ 1.63	$ 1.58	$ 1.44
Net realized and unrealized gain (loss)	27.67	12.48	22.45	(13.43)	15.18
Total income (loss) from operations	$ 29.14	$ 13.90	$ 24.08	$ (11.85)	$ 16.62
Less Distributions
From net investment income	$ (1.19)	$ (1.29)	$ (1.34)	$ (1.40)	$ (0.81)
From net realized gain	(4.05)	(3.78)	(8.01)	(7.24)	(4.42)
Total distributions	$ (5.24)	$ (5.07)	$ (9.35)	$ (8.64)	$ (5.23)
Net asset value — End of year	$ 144.47	$ 120.57	$ 111.74	$ 97.01	$ 117.50
Total Return(2)	24.41%	13.31%	25.82%	(11.33)%	15.88%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$293,422	$259,042	$233,933	$202,330	$256,043
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.43%	0.45%	0.43%	0.44%	0.43%
Net expenses	0.33%	0.33%	0.32%	0.30%	0.30%
Net investment income	1.06%	1.40%	1.48%	1.35%	1.29%
Portfolio Turnover	15%	20%	15%	14%	16%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
18
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 121.01	$ 112.35	$ 97.71	$ 118.58	$ 107.30
Income (Loss) From Operations
Net investment income(1)	$ 1.20	$ 1.22	$ 1.40	$ 1.31	$ 1.18
Net realized and unrealized gain (loss)	27.76	12.51	22.59	(13.54)	15.33
Total income (loss) from operations	$ 28.96	$ 13.73	$ 23.99	$ (12.23)	$ 16.51
Less Distributions
From net investment income	$ (1.19)	$ (1.29)	$ (1.34)	$ (1.40)	$ (0.81)
From net realized gain	(4.05)	(3.78)	(8.01)	(7.24)	(4.42)
Total distributions	$ (5.24)	$ (5.07)	$ (9.35)	$ (8.64)	$ (5.23)
Net asset value — End of year	$ 144.73	$ 121.01	$ 112.35	$ 97.71	$ 118.58
Total Return(2)	24.17%	13.10%	25.55%	(11.57)%	15.63%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$387,895	$324,976	$297,113	$246,076	$294,786
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.63%	0.65%	0.63%	0.64%	0.64%
Net expenses	0.53%	0.53%	0.54%	0.55%	0.55%
Net investment income	0.86%	1.20%	1.26%	1.11%	1.05%
Portfolio Turnover	15%	20%	15%	14%	16%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
19
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP S&P MidCap 400 Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the total return performance of U.S. common stocks, as represented by the S& P MidCap 400® Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Short-Term Debt Securities. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may
20

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 657,297,735(1)	$ —	$ —	$ 657,297,735
Exchange-Traded Funds	4,400,280	—	—	4,400,280
Short-Term Investments:
Affiliated Fund	—	17,905,958	—	17,905,958
Securities Lending Collateral	470,125	—	—	470,125
U.S. Treasury Obligations	—	1,999,935	—	1,999,935
Total Investments	$662,168,140	$19,905,893	$ —	$682,074,033
Futures Contracts	$ 732,015	$ —	$ —	$ 732,015
Total	$662,900,155	$19,905,893	$ —	$682,806,048

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
21

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the annual rate of 0.20% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2021, the investment advisory fee amounted to $1,302,994. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP). In connection with the Transaction, CRM entered into a new investment sub-advisory agreement with AIP, which took effect on March 1, 2021. CRM pays AIP a portion of its investment advisory fee for sub-advisory services provided to the Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.33% for Class I and 0.53% for Class F of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2022. For the year ended December 31, 2021, CRM waived or reimbursed expenses of $642,251.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2021, CRM was paid administrative fees of $781,797.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.20% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2021 amounted to $736,258 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $630 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000 ($214,000 effective January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
22

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2021, expenses incurred under the Servicing Plan amounted to $408,352, of which $139,478 were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2021 are amounts payable to an affiliate of AIP under the Servicing Plan of $11,887.
4  Investment Activity
During the year ended December 31, 2021, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $94,081,734 and $135,403,888, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2021 and December 31, 2020 was as follows:
	Year Ended December 31,
	2021	2020
Ordinary income	$11,316,301	$ 6,104,804
Long-term capital gains	$12,686,226	$17,915,574
As of December 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 15,904,078
Undistributed long-term capital gains	50,672,729
Net unrealized appreciation	236,610,504
Distributable earnings	$303,187,311
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$445,463,529
Gross unrealized appreciation	$ 253,436,185
Gross unrealized depreciation	(16,825,681)
Net unrealized appreciation	$236,610,504
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2021 is included in the Schedule of Investments. During the year ended December 31, 2021, the Fund used futures contracts to provide equity market exposure for uncommitted cash balances.
23

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

At December 31, 2021, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$732,015 (1)	$ —

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2021 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 2,947,555	$ 576,835
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2021 was approximately $15,018,000.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2021, the total value of securities on loan was $9,452,451 and the total value of collateral received was $9,837,480, comprised of cash of $470,125 and U.S. government and/or agencies securities of $9,367,355.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$470,125	$ —	$ —	$ —	$470,125
The carrying amount of the liability for deposits for securities loaned at December 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2021.
24

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2021.
9  Affiliated Companies and Funds
An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At December 31, 2021, the value of the Fund's investment in affiliated companies and funds was $17,905,958, which represents 2.6% of the Fund's net assets. Transactions in affiliated companies and funds by the Fund for the year ended December 31, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/Units, end of period
Common Stocks
Eaton Vance Corp.	$2,143,939	$ —	$ (2,303,953)	$ 1,248,022	$ (1,088,008)	$ —	$ 11,835	—
Short-Term Investments
Calvert Cash Reserves Fund, LLC	8,616,630	88,854,868	(79,564,187)	(1,388)	35	17,905,958	8,673	17,905,958
Totals				$1,246,634	$ (1,087,973)	$17,905,958	$20,508
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 20,000,000 common shares, $0.10 par value, for each Class.
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020 were as follows:
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I
Shares sold	147,712	$ 20,487,908	355,592	$ 32,312,348
Reinvestment of distributions	75,913	10,392,540	107,406	10,841,521
Shares redeemed	(341,118)	(46,718,181)	(408,073)	(41,674,498)
Net increase (decrease)	(117,493)	$(15,837,733)	54,925	$ 1,479,371
Class F
Shares sold	127,650	$ 17,794,835	147,926	$ 14,400,066
Reinvestment of distributions	99,191	13,609,987	130,020	13,178,857
Shares redeemed	(232,102)	(32,026,184)	(236,985)	(24,265,065)
Net increase (decrease)	(5,261)	$ (621,362)	40,961	$ 3,313,858
At December 31, 2021, separate accounts of an insurance company that is an affiliate of AIP and a separate account of another insurance company owned 19.7% and 50.1%, respectively, of the value of the outstanding shares of the Fund.
25

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
12  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Corporation that it was resigning as the independent registered public accounting firm to the Corporation, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Corporation), KPMG would no longer be independent of the Corporation. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Corporation (the “Funds”) for the fiscal year ending December 31, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended December 31, 2019 and December 31, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
26

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP S&P MidCap 400 Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP S&P MidCap 400 Index Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2021, the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended December 31, 2020, and the financial highlights for the years ended December 31, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 18, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
27

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2021 ordinary income dividends, 51.39% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $50,672,954 or, if subsequently determined to be different, the net capital gain of such year.
28

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue, NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 39 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through
December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
29

Calvert
VP S&P MidCap 400 Index Portfolio
December 31, 2021
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
30

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

31

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
32

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
33

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24223     12.31.21

Calvert
VP Russell 2000® Small Cap Index Portfolio
Annual Report
December 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2021
Calvert
VP Russell 2000® Small Cap Index Portfolio

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting January 1, 2021, was notable for a U.S. equity rally that lasted for most of the period and resulted in U.S. stocks outperforming most other stock markets in developed economies. Except for temporary retreats in September and November, broad-market indexes generally posted strong returns during the period. Investors cheered the reopening of businesses that had been affected by the pandemic and the rollout of several highly effective COVID-19 vaccines.
COVID-19, however, continued to have a firm grip on the U.S. economy. Disease rates advanced and declined with second, third, and fourth waves of infections. Worker shortages led to global supply-chain disruptions. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns and empty store shelves. Those shortages — combined with high demand from consumers eager to spend money saved earlier in the pandemic — led to higher year-over-year inflation than the U.S. had seen in decades.
Still, investor optimism about a recovering economy drove stock prices up during most of the period. A significant pullback, however, occurred in September 2021 when virtually every major U.S. stock index reported negative returns. Unexpectedly weak job creation in August and the U.S. Federal Reserve’s (the Fed’s) announcement that it might soon begin tapering its monthly bond purchases — which had stimulated the economy earlier — combined to drive stocks into negative territory. Rising COVID-19 infections also weighed on equity performance in September.
In the final quarter of 2021, however, stock prices came roaring back. Even the late-November news of a new and more transmissible COVID-19 variant — Omicron — caused only a temporary market retreat. The Fed’s actions to tamp down inflation were applauded by investors, with stocks gaining ground after the central bank announced that tapering would be accelerated and that three possible interest rate hikes were forecast for 2022. Just two trading days before year-end, the S&P 500® Index closed at its 70th new all-time high for the period, and the Dow Jones Industrial Average® (DJIA) closed at an all-time high as well.
For the period as a whole, the broad-market S&P 500® Index returned 28.71%; the blue-chip DJIA was up 20.95%; and the technology-laden Nasdaq Composite Index rose 22.18%. Large-cap U.S. stocks, as measured by the Russell 1000® Index, outperformed their small-cap counterparts, as measured by the Russell 2000® Index. In the large-cap space, growth stocks modestly outperformed value stocks, but in the small-cap space, value stocks strongly outperformed growth stocks during the period.
Investment Strategy
As an index fund, Calvert VP Russell 2000® Small Cap Index Portfolio (the Fund) seeks to replicate as closely as possible the holdings and match the performance of the Russell 2000® Index (the Index). To accomplish this, the Fund employs a passive management approach and holds each constituent of the Index in approximately the same proportion as the Index. The Fund may also invest in exchange-traded funds (ETFs) that provide the same exposure to the Index. Cash holdings may gain exposure to the Index via futures contracts, allowing the Fund’s assets to be fully invested.
Fund Performance
For the 12-month period ended December 31, 2021, the Fund returned 14.53% for Class I shares at net asset value (NAV). By comparison, its benchmark, the Index, returned 14.82% during the period.
The Index is unmanaged and returns do not reflect any fees, or operating expenses.
During the period, small-cap stocks underperformed both mid-cap stocks and large-cap stocks within the Russell family of indexes.
Most market sectors within the Index had positive, double-digit returns during the period. They were led by the energy sector, which returned nearly 68%; real estate, which returned almost 30%; and financials, which returned nearly 28%. The consumer discretionary and industrials sectors also performed strongly during the period. Health care was the weakest-performing sector, declining almost 17%.
The health care sector had the largest weight within the Index during the period, followed by financials and industrials. The utilities and communication services sectors had the smallest weights within the Index during the period.
Futures contracts, which are regularly used to manage uninvested cash holdings in the Fund, had a meaningful positive impact on performance during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	04/27/2000	04/27/2000	14.53%	11.71%	12.70%
Class F at NAV	10/04/2005	04/27/2000	14.30	11.46	12.45

Russell 2000® Index	—	—	14.82%	12.01%	13.22%

% Total Annual Operating Expense Ratios[3]	Class I	Class F
Gross	0.59%	0.79%
Net	0.39	0.59
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2011	$32,364	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
iShares Russell 2000 ETF	1.3%
AMC Entertainment Holdings, Inc., Class A	0.4
Synaptics, Inc.	0.4
Lattice Semiconductor Corp.	0.3
BJ's Wholesale Club Holdings, Inc.	0.3
Tetra Tech, Inc.	0.3
EastGroup Properties, Inc.	0.3
Saia, Inc.	0.3
Ovintiv, Inc.	0.3
Tenet Healthcare Corp.	0.3
Total	4.2%

*	Excludes cash and cash equivalents.

4

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/22. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large- cap stocks.

5

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period* (7/1/21 – 12/31/21)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$ 975.90	$1.94 **	0.39%
Class F	$1,000.00	$ 975.00	$2.94 **	0.59%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,023.24	$1.99 **	0.39%
Class F	$1,000.00	$1,022.23	$3.01 **	0.59%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2021. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments

Common Stocks — 93.8%

Security	Shares	Value
Aerospace & Defense — 0.6%
AAR Corp.(1)	2,667	$ 104,093
Aerojet Rocketdyne Holdings, Inc.	5,740	268,402
AeroVironment, Inc.(1)	1,761	109,235
AerSale Corp.(1)	709	12,578
Astronics Corp.(1)	2,153	25,836
Byrna Technologies, Inc.(1)	1,414	18,877
Cadre Holdings, Inc.	491	12,481
Ducommun, Inc.(1)	914	42,748
Kaman Corp.	2,245	96,872
Kratos Defense & Security Solutions, Inc.(1)	9,405	182,457
Maxar Technologies, Inc.	5,624	166,077
Moog, Inc., Class A	2,219	179,672
National Presto Industries, Inc.	420	34,452
PAE, Inc.(1)	5,218	51,815
Park Aerospace Corp.	1,804	23,813
Parsons Corp.(1)	1,992	67,031
Triumph Group, Inc.(1)	4,884	90,500
Vectrus, Inc.(1)	987	45,175
		$ 1,532,114
Air Freight & Logistics — 0.3%
Air Transport Services Group, Inc.(1)	4,525	$ 132,944
Atlas Air Worldwide Holdings, Inc.(1)	2,258	212,523
Forward Air Corp.	2,084	252,352
Hub Group, Inc., Class A(1)	2,559	215,570
Radiant Logistics, Inc.(1)	3,434	25,034
		$ 838,423
Airlines — 0.3%
Allegiant Travel Co.(1)	1,188	$ 222,204
Frontier Group Holdings, Inc.(1)	2,730	37,046
Hawaiian Holdings, Inc.(1)	3,989	73,278
Mesa Air Group, Inc.(1)	2,494	13,966
SkyWest, Inc.(1)	3,905	153,466
Spirit Airlines, Inc.(1)	7,711	168,485
Sun Country Airlines Holdings, Inc.(1)	2,490	67,853
		$ 736,298
Auto Components — 1.3%
Adient PLC(1)	7,428	$ 355,653
American Axle & Manufacturing Holdings, Inc.(1)	8,845	82,524
Cooper-Standard Holdings, Inc.(1)	1,470	32,943
Dana, Inc.	11,400	260,148
Dorman Products, Inc.(1)	2,051	231,783
Fox Factory Holding Corp.(1)	3,304	562,010
Security	Shares	Value
Auto Components (continued)
Gentherm, Inc.(1)	2,608	$ 226,635
Goodyear Tire & Rubber Co. (The)(1)	21,674	462,090
LCI Industries	1,944	303,011
Modine Manufacturing Co.(1)	4,047	40,834
Motorcar Parts of America, Inc.(1)	1,400	23,898
Patrick Industries, Inc.	1,816	146,533
Standard Motor Products, Inc.	1,640	85,919
Stoneridge, Inc.(1)	2,174	42,915
Tenneco, Inc., Class A(1)	5,542	62,625
Visteon Corp.(1)	2,177	241,952
XL Fleet Corp.(1)	3,007	9,953
XPEL, Inc.(1)	1,474	100,645
		$ 3,272,071
Automobiles — 0.2%
Arcimoto, Inc.(1)	2,147	$ 16,704
Canoo, Inc.(1)(2)	8,156	62,964
Fisker, Inc.(1)	12,446	195,775
Lordstown Motors Corp., Class A(1)	11,997	41,390
Winnebago Industries, Inc.	2,534	189,847
Workhorse Group, Inc.(1)	9,691	42,253
		$ 548,933
Banks — 8.1%
1st Source Corp.	1,262	$ 62,595
Allegiance Bancshares, Inc.	1,683	71,039
Amalgamated Financial Corp.	1,217	20,409
Amerant Bancorp, Inc.	2,132	73,661
American National Bankshares, Inc.	942	35,495
Ameris Bancorp	5,215	259,081
Arrow Financial Corp.	1,193	42,029
Associated Banc-Corp.	11,494	259,650
Atlantic Capital Bancshares, Inc.(1)	1,521	43,759
Atlantic Union Bankshares Corp.	5,882	219,340
Banc of California, Inc.	4,366	85,661
BancFirst Corp.	1,347	95,044
Bancorp, Inc. (The)(1)	4,094	103,619
Bank First Corp.	510	36,842
Bank of Marin Bancorp	1,090	40,581
Bank of NT Butterfield & Son, Ltd. (The)	4,076	155,336
BankUnited, Inc.	6,880	291,093
Banner Corp.	2,719	164,962
Bar Harbor Bankshares	1,146	33,154
Berkshire Hills Bancorp, Inc.	3,744	106,442
Blue Ridge Bankshares, Inc.	1,360	24,344
Brookline Bancorp, Inc.	6,307	102,110

7
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Banks (continued)
Bryn Mawr Bank Corp.	1,617	$ 72,781
Business First Bancshares, Inc.	1,656	46,881
Byline Bancorp, Inc.	1,998	54,645
Cadence Bank	14,717	438,419
Cambridge Bancorp	500	46,795
Camden National Corp.	1,318	63,475
Capital Bancorp, Inc.	525	13,755
Capital City Bank Group, Inc.	1,232	32,525
Capstar Financial Holdings, Inc.	1,274	26,792
Carter Bankshares, Inc.(1)	1,998	30,749
Cathay General Bancorp	5,753	247,322
CBTX, Inc.	1,510	43,790
Central Pacific Financial Corp.	2,337	65,833
CIT Group, Inc.	7,786	399,733
Citizens & Northern Corp.	1,125	29,385
City Holding Co.	1,154	94,386
Civista Bancshares, Inc.	1,318	32,159
CNB Financial Corp.	1,282	33,973
Coastal Financial Corp.(1)	740	37,459
Columbia Banking System, Inc.	6,118	200,181
Community Bank System, Inc.	4,105	305,740
Community Trust Bancorp, Inc.	1,316	57,391
ConnectOne Bancorp, Inc.	2,830	92,569
CrossFirst Bankshares, Inc.(1)	4,100	64,001
Customers Bancorp, Inc.(1)	2,287	149,501
CVB Financial Corp.	10,136	217,012
Dime Community Bancshares, Inc.	2,653	93,280
Eagle Bancorp, Inc.	2,481	144,742
Eastern Bankshares, Inc.	13,170	265,639
Enterprise Bancorp, Inc.	790	35,487
Enterprise Financial Services Corp.	2,847	134,065
Equity Bancshares, Inc., Class A	1,296	43,973
Farmers National Banc Corp.	2,422	44,928
FB Financial Corp.	2,671	117,043
Fidelity D&D Bancorp, Inc.	249	14,691
Financial Institutions, Inc.	1,360	43,248
First Bancorp, Inc. (The)	691	21,697
First Bancorp.	2,711	123,947
First BanCorp. / Puerto Rico	15,759	217,159
First Bancshares, Inc. (The)	1,589	61,367
First Bank / Hamilton	1,315	19,081
First Busey Corp.	3,985	108,073
First Commonwealth Financial Corp.	7,774	125,084
First Community Bankshares, Inc.	1,464	48,927
First Financial Bancorp	7,256	176,901
First Financial Bankshares, Inc.	10,163	516,687
First Financial Corp. / IN	891	40,353
Security	Shares	Value
Banks (continued)
First Foundation, Inc.	3,136	$ 77,961
First Internet Bancorp	680	31,987
First Interstate BancSystem, Inc., Class A	3,139	127,663
First Merchants Corp.	4,390	183,897
First Mid Bancshares, Inc.	1,248	53,402
First Midwest Bancorp, Inc.	8,933	182,948
First of Long Island Corp. (The)	2,051	44,281
Five Star Bancorp	963	28,890
Flushing Financial Corp.	2,270	55,161
Fulton Financial Corp.	12,466	211,922
German American Bancorp, Inc.	2,058	80,221
Glacier Bancorp, Inc.	8,510	482,517
Great Southern Bancorp, Inc.	796	47,163
Great Western Bancorp, Inc.	4,345	147,556
Guaranty Bancshares, Inc.	732	27,509
Hancock Whitney Corp.	6,785	339,386
Hanmi Financial Corp.	2,358	55,837
HarborOne Bancorp, Inc.	3,960	58,766
HBT Financial, Inc.	782	14,647
Heartland Financial USA, Inc.	3,161	159,978
Heritage Commerce Corp.	4,704	56,166
Heritage Financial Corp.	2,776	67,845
Hilltop Holdings, Inc.	4,785	168,145
Home BancShares, Inc.	11,961	291,250
HomeStreet, Inc.	1,583	82,316
HomeTrust Bancshares, Inc.	1,190	36,866
Hope Bancorp, Inc.	9,119	134,141
Horizon Bancorp	3,678	76,686
Howard Bancorp, Inc.(1)	1,153	25,124
Independent Bank Corp.	3,592	292,856
Independent Bank Corp. / MI	1,901	45,377
Independent Bank Group, Inc.	2,952	212,987
International Bancshares Corp.	4,217	178,759
Investors Bancorp, Inc.	17,941	271,806
Lakeland Bancorp, Inc.	3,834	72,808
Lakeland Financial Corp.	1,974	158,196
Live Oak Bancshares, Inc.	2,492	217,527
Macatawa Bank Corp.	2,061	18,178
Mercantile Bank Corp.	1,185	41,511
Meta Financial Group, Inc.	2,526	150,701
Metrocity Bankshares, Inc.	1,365	37,579
Metropolitan Bank Holding Corp.(1)	758	80,750
Mid Penn Bancorp, Inc.	1,112	35,295
Midland States Bancorp, Inc.	1,739	43,110
MidWestOne Financial Group, Inc.	980	31,723
MVB Financial Corp.	740	30,725
National Bank Holdings Corp., Class A	2,394	105,192

8
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Banks (continued)
NBT Bancorp, Inc.	3,309	$ 127,463
Nicolet Bankshares, Inc.(1)	962	82,492
Northrim BanCorp, Inc.	525	22,817
OceanFirst Financial Corp.	4,703	104,407
OFG Bancorp	3,897	103,504
Old National Bancorp	12,960	234,835
Old Second Bancorp, Inc.	2,274	28,630
Origin Bancorp, Inc.	1,666	71,505
Orrstown Financial Services, Inc.	900	22,680
Pacific Premier Bancorp, Inc.	7,352	294,301
Park National Corp.	1,166	160,104
Peapack-Gladstone Financial Corp.	1,387	49,100
Peoples Bancorp, Inc.	1,946	61,902
Peoples Financial Services Corp.	676	35,618
Preferred Bank / Los Angeles	1,081	77,605
Primis Financial Corp.	1,573	23,658
QCR Holdings, Inc.	1,290	72,240
RBB Bancorp	1,147	30,051
Red River Bancshares, Inc.	422	22,577
Reliant Bancorp, Inc.	1,251	44,411
Renasant Corp.	4,333	164,437
Republic Bancorp, Inc., Class A	737	37,469
Republic First Bancorp, Inc.(1)	4,071	15,144
S&T Bancorp, Inc.	3,252	102,503
Sandy Spring Bancorp, Inc.	3,460	166,357
Seacoast Banking Corp. of Florida	4,024	142,409
ServisFirst Bancshares, Inc.	3,828	325,150
Sierra Bancorp	1,243	33,747
Silvergate Capital Corp., Class A(1)	2,146	318,037
Simmons First National Corp., Class A	8,799	260,274
SmartFinancial, Inc.	1,098	30,041
South Plains Financial, Inc.	868	24,139
Southern First Bancshares, Inc.(1)	613	38,306
Southside Bancshares, Inc.	2,444	102,208
SouthState Corp.	5,355	428,989
Spirit of Texas Bancshares, Inc.	1,176	33,845
Stock Yards Bancorp, Inc.	1,847	117,986
Summit Financial Group, Inc.	955	26,215
Texas Capital Bancshares, Inc.(1)	3,977	239,614
Third Coast Bancshares, Inc.(1)	273	7,093
Tompkins Financial Corp.	1,120	93,610
TowneBank	5,446	172,039
TriCo Bancshares	2,280	97,949
TriState Capital Holdings, Inc.(1)	2,329	70,476
Triumph Bancorp, Inc.(1)	1,845	219,703
Trustmark Corp.	4,949	160,645
UMB Financial Corp.	3,434	364,382
Security	Shares	Value
Banks (continued)
United Bankshares, Inc.	10,340	$ 375,135
United Community Banks, Inc.	6,824	245,255
Univest Financial Corp.	2,262	67,679
Valley National Bancorp	31,413	431,929
Veritex Holdings, Inc.	3,730	148,379
Washington Trust Bancorp, Inc.	1,312	73,957
WesBanco, Inc.	4,866	170,261
West BanCorp, Inc.	1,387	43,094
Westamerica BanCorp.	2,125	122,676
		$ 20,136,213
Beverages — 0.4%
Celsius Holdings, Inc.(1)(2)	4,135	$ 308,347
Coca-Cola Consolidated, Inc.	363	224,766
Duckhorn Portfolio, Inc. (The)(1)	2,773	64,722
MGP Ingredients, Inc.	1,083	92,044
National Beverage Corp.	1,978	89,663
NewAge, Inc.(1)	10,439	10,752
Primo Water Corp.	12,333	217,431
Zevia PBC, Class A(1)	786	5,541
		$ 1,013,266
Biotechnology — 7.8%
2seventy bio, Inc.(1)	1,765	$ 45,237
4D Molecular Therapeutics, Inc.(1)(2)	2,159	47,368
89bio, Inc.(1)(2)	560	7,319
ACADIA Pharmaceuticals, Inc.(1)	9,384	219,023
Acumen Pharmaceuticals, Inc.(1)	735	4,969
Adagio Therapeutics, Inc.(1)	1,619	11,754
Adicet Bio, Inc.(1)	1,640	28,684
Adverum Biotechnologies, Inc.(1)	7,403	13,029
Aeglea BioTherapeutics, Inc.(1)	3,710	17,623
Aerovate Therapeutics, Inc.(1)	772	9,102
Affimed NV(1)	9,178	50,663
Agenus, Inc.(1)	15,457	49,772
Agios Pharmaceuticals, Inc.(1)	4,200	138,054
Akebia Therapeutics, Inc.(1)	11,500	25,990
Akero Therapeutics, Inc.(1)	2,016	42,638
Akouos, Inc.(1)(2)	1,992	16,932
Albireo Pharma, Inc.(1)	1,419	33,049
Aldeyra Therapeutics, Inc.(1)	3,805	15,220
Alector, Inc.(1)	4,559	94,143
Aligos Therapeutics, Inc.(1)	1,471	17,461
Alkermes PLC(1)	12,578	292,564
Allakos, Inc.(1)	2,740	26,825
Allogene Therapeutics, Inc.(1)	5,332	79,553

9
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Biotechnology (continued)
Allovir, Inc.(1)	2,408	$ 31,160
Alpine Immune Sciences, Inc.(1)	911	12,617
Altimmune, Inc.(1)(2)	3,098	28,378
ALX Oncology Holdings, Inc.(1)	1,419	30,494
Amicus Therapeutics, Inc.(1)	20,619	238,149
AnaptysBio, Inc.(1)	1,512	52,542
Anavex Life Sciences Corp.(1)(2)	4,866	84,376
Anika Therapeutics, Inc.(1)	1,202	43,068
Annexon, Inc.(1)	2,169	24,922
Apellis Pharmaceuticals, Inc.(1)	5,580	263,822
Applied Molecular Transport, Inc.(1)	1,806	25,248
Applied Therapeutics, Inc.(1)	1,179	10,552
AquaBounty Technologies, Inc.(1)	4,115	8,642
Arbutus Biopharma Corp.(1)(2)	6,124	23,822
Arcturus Therapeutics Holdings, Inc.(1)	1,638	60,622
Arcus Biosciences, Inc.(1)	3,592	145,368
Arcutis Biotherapeutics, Inc.(1)	1,880	38,991
Ardelyx, Inc.(1)(2)	6,633	7,296
Arena Pharmaceuticals, Inc.(1)	4,824	448,343
Arrowhead Pharmaceuticals, Inc.(1)	7,925	525,427
Atara Biotherapeutics, Inc.(1)	6,782	106,884
Athenex, Inc.(1)	5,991	8,148
Athersys, Inc.(1)(2)	15,321	13,829
Atossa Therapeutics, Inc.(1)	9,173	14,677
Atreca, Inc., Class A(1)	2,420	7,333
Aura Biosciences, Inc.(1)	421	7,149
Avalo Therapeutics, Inc.(1)	1,893	3,218
Avid Bioservices, Inc.(1)	4,695	137,000
Avidity Biosciences, Inc.(1)	2,887	68,624
Avita Medical, Inc.(1)	1,872	22,427
Avrobio, Inc.(1)(2)	2,729	10,507
Beam Therapeutics, Inc.(1)(2)	3,956	315,254
Beyondspring, Inc.(1)(2)	1,774	8,036
BioAtla, Inc.(1)	1,190	23,360
BioCryst Pharmaceuticals, Inc.(1)(2)	13,940	193,069
Biohaven Pharmaceutical Holding Co., Ltd.(1)	4,351	599,611
Biomea Fusion, Inc.(1)(2)	677	5,044
Bioxcel Therapeutics, Inc.(1)(2)	1,350	27,445
Black Diamond Therapeutics, Inc.(1)(2)	1,541	8,214
Bluebird Bio, Inc.(1)(2)	5,296	52,907
Blueprint Medicines Corp.(1)	4,576	490,135
Bolt Biotherapeutics, Inc.(1)(2)	1,754	8,595
Bridgebio Pharma, Inc.(1)(2)	8,200	136,776
Brooklyn ImmunoTherapeutics, Inc.(1)(2)	1,867	7,785
C4 Therapeutics, Inc.(1)	2,962	95,376
Cardiff Oncology, Inc.(1)(2)	2,835	17,038
CareDx, Inc.(1)	3,924	178,464
Security	Shares	Value
Biotechnology (continued)
Caribou Biosciences, Inc.(1)	1,470	$ 22,182
Catalyst Pharmaceuticals, Inc.(1)	7,603	51,472
Celcuity, Inc.(1)	625	8,244
Celldex Therapeutics, Inc.(1)	3,525	136,206
CEL-SCI Corp.(1)(2)	2,865	20,342
Century Therapeutics, Inc.(1)	905	14,353
Cerevel Therapeutics Holdings, Inc.(1)	3,073	99,627
ChemoCentryx, Inc.(1)	4,033	146,842
Chimerix, Inc.(1)	4,840	31,121
Chinook Therapeutics, Inc.(1)	3,020	49,256
Clene, Inc.(1)	1,794	7,355
Clovis Oncology, Inc.(1)	7,887	21,374
Codiak Biosciences, Inc.(1)	1,231	13,713
Cogent Biosciences, Inc.(1)	2,913	24,994
Coherus Biosciences, Inc.(1)(2)	5,115	81,635
Cortexyme, Inc.(1)(2)	1,564	19,738
Crinetics Pharmaceuticals, Inc.(1)	3,562	101,196
Cue Biopharma, Inc.(1)	2,450	27,709
Cullinan Oncology, Inc.(1)(2)	1,984	30,613
Curis, Inc.(1)	6,790	32,320
Cyteir Therapeutics, Inc.(1)	641	7,288
Cytokinetics, Inc.(1)	6,145	280,089
CytomX Therapeutics, Inc.(1)	5,010	21,693
Day One Biopharmaceuticals, Inc.(1)(2)	845	14,238
Deciphera Pharmaceuticals, Inc.(1)	3,305	32,290
Denali Therapeutics, Inc.(1)	7,134	318,176
DermTech, Inc.(1)(2)	1,859	29,372
Design Therapeutics, Inc.(1)(2)	2,055	43,998
Dynavax Technologies Corp.(1)	8,264	116,274
Dyne Therapeutics, Inc.(1)(2)	2,355	28,001
Eagle Pharmaceuticals, Inc.(1)	867	44,148
Editas Medicine, Inc.(1)	5,352	142,096
Eiger BioPharmaceuticals, Inc.(1)(2)	2,068	10,733
Eliem Therapeutics, Inc.(1)(2)	541	5,659
Emergent BioSolutions, Inc.(1)	3,841	166,968
Enanta Pharmaceuticals, Inc.(1)	1,477	110,450
Entrada Therapeutics, Inc.(1)(2)	708	12,121
Epizyme, Inc.(1)	7,880	19,700
Erasca, Inc.(1)	1,585	24,694
Evelo Biosciences, Inc.(1)(2)	2,381	14,453
Exagen, Inc.(1)	849	9,874
Fate Therapeutics, Inc.(1)	6,294	368,262
FibroGen, Inc.(1)	7,057	99,504
Finch Therapeutics Group, Inc.(1)	593	5,912
Foghorn Therapeutics, Inc.(1)	1,534	35,083
Forma Therapeutics Holdings, Inc.(1)	2,458	34,953
Forte Biosciences, Inc.(1)(2)	885	1,894

10
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Biotechnology (continued)
Fortress Biotech, Inc.(1)	5,129	$ 12,823
Frequency Therapeutics, Inc.(1)	2,140	10,978
G1 Therapeutics, Inc.(1)(2)	2,920	29,813
Gemini Therapeutics, Inc.(1)(2)	1,718	4,999
Generation Bio Co.(1)	3,277	23,201
Geron Corp.(1)(2)	24,481	29,867
Global Blood Therapeutics, Inc.(1)(2)	4,693	137,364
Gossamer Bio, Inc.(1)	4,379	49,526
Graphite Bio, Inc.(1)	1,246	15,488
Greenwich Lifesciences, Inc.(1)(2)	316	7,688
Gritstone bio, Inc.(1)	3,302	42,464
GT Biopharma, Inc.(1)	1,870	5,704
Halozyme Therapeutics, Inc.(1)	10,701	430,287
Harpoon Therapeutics, Inc.(1)	1,102	8,320
Heron Therapeutics, Inc.(1)(2)	7,128	65,079
Homology Medicines, Inc.(1)	3,003	10,931
Hookipa Pharma, Inc.(1)	859	2,001
Humanigen, Inc.(1)	3,517	13,083
iBio, Inc.(1)	15,089	8,284
Icosavax, Inc.(1)	1,025	23,452
Ideaya Biosciences, Inc.(1)	2,556	60,424
IGM Biosciences, Inc.(1)	627	18,390
Imago Biosciences, Inc.(1)	747	17,711
Immuneering Corp., Class A(1)(2)	634	10,252
Immunic, Inc.(1)	1,216	11,637
ImmunityBio, Inc.(1)(2)	5,244	31,884
ImmunoGen, Inc.(1)	15,644	116,078
Immunovant, Inc.(1)	3,141	26,761
Impel Neuropharma, Inc.(1)(2)	422	3,642
Infinity Pharmaceuticals, Inc.(1)	6,863	15,442
Inhibrx, Inc.(1)(2)	2,189	95,594
Inovio Pharmaceuticals, Inc.(1)	16,212	80,898
Inozyme Pharma, Inc.(1)	692	4,719
Insmed, Inc.(1)(2)	9,219	251,126
Instil Bio, Inc.(1)(2)	4,179	71,503
Intellia Therapeutics, Inc.(1)	5,380	636,131
Intercept Pharmaceuticals, Inc.(1)(2)	2,290	37,304
Invitae Corp.(1)(2)	15,672	239,311
Ironwood Pharmaceuticals, Inc.(1)	11,391	132,819
iTeos Therapeutics, Inc.(1)	1,605	74,729
IVERIC bio, Inc.(1)	8,892	148,674
Janux Therapeutics, Inc.(1)(2)	1,014	20,006
Jounce Therapeutics, Inc.(1)	2,585	21,585
KalVista Pharmaceuticals, Inc.(1)	1,550	20,506
Karuna Therapeutics, Inc.(1)	1,741	228,071
Karyopharm Therapeutics, Inc.(1)(2)	6,194	39,827
Keros Therapeutics, Inc.(1)	1,092	63,893
Security	Shares	Value
Biotechnology (continued)
Kezar Life Sciences, Inc.(1)	2,239	$ 37,436
Kiniksa Pharmaceuticals, Ltd., Class A(1)	2,278	26,812
Kinnate Biopharma, Inc.(1)	1,973	34,962
Kodiak Sciences, Inc.(1)	2,568	217,715
Kronos Bio, Inc.(1)	3,044	41,368
Krystal Biotech, Inc.(1)	1,406	98,350
Kura Oncology, Inc.(1)	5,246	73,444
Kymera Therapeutics, Inc.(1)	2,634	167,233
Lexicon Pharmaceuticals, Inc.(1)	5,367	21,146
Ligand Pharmaceuticals, Inc.(1)	1,219	188,287
Lineage Cell Therapeutics, Inc.(1)	9,508	23,295
Lyell Immunopharma, Inc.(1)	1,811	14,017
MacroGenics, Inc.(1)	4,499	72,209
Madrigal Pharmaceuticals, Inc.(1)	890	75,419
Magenta Therapeutics, Inc.(1)	1,719	7,615
MannKind Corp.(1)(2)	18,965	82,877
MEI Pharma, Inc.(1)	7,667	20,471
MeiraGTx Holdings PLC(1)(2)	2,356	55,931
Mersana Therapeutics, Inc.(1)	5,400	33,588
MiMedx Group, Inc.(1)	8,710	52,608
MiNK Therapeutics, Inc.(1)	150	669
Mirum Pharmaceuticals, Inc.(1)	225	3,589
Molecular Templates, Inc.(1)	2,142	8,397
Monte Rosa Therapeutics, Inc.(1)	887	18,113
Morphic Holding, Inc.(1)	1,626	77,040
Mustang Bio, Inc.(1)	4,255	7,063
Myriad Genetics, Inc.(1)	6,066	167,422
Neoleukin Therapeutics, Inc.(1)	2,623	12,643
NexImmune, Inc.(1)	1,353	6,237
Nkarta, Inc.(1)	1,106	16,977
Nurix Therapeutics, Inc.(1)	2,456	71,101
Nuvalent, Inc., Class A(1)	821	15,632
Ocugen, Inc.(1)(2)	14,478	65,875
Olema Pharmaceuticals, Inc.(1)(2)	1,931	18,074
Omega Therapeutics, Inc.(1)	567	6,424
Oncocyte Corp.(1)	5,296	11,492
Oncorus, Inc.(1)(2)	1,601	8,437
Oncternal Therapeutics, Inc.(1)	3,470	7,877
OPKO Health, Inc.(1)	32,353	155,618
Organogenesis Holdings, Inc.(1)(2)	2,990	27,628
ORIC Pharmaceuticals, Inc.(1)	2,339	34,383
Outlook Therapeutics, Inc.(1)(2)	6,867	9,339
Oyster Point Pharma, Inc.(1)(2)	485	8,856
Passage Bio, Inc.(1)	2,908	18,466
PMV Pharmaceuticals, Inc.(1)	2,057	47,517
Portage Biotech, Inc.(1)	283	3,037
Poseida Therapeutics, Inc.(1)	2,693	18,339

11
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Biotechnology (continued)
Praxis Precision Medicines, Inc.(1)	2,483	$ 48,915
Precigen, Inc.(1)	7,437	27,591
Precision BioSciences, Inc.(1)	4,034	29,852
Prelude Therapeutics, Inc.(1)	769	9,574
Prometheus Biosciences, Inc.(1)	2,316	91,575
Protagonist Therapeutics, Inc.(1)	3,501	119,734
Prothena Corp. PLC(1)	2,702	133,479
PTC Therapeutics, Inc.(1)	5,446	216,914
Puma Biotechnology, Inc.(1)	2,522	7,667
Pyxis Oncology, Inc.(1)	822	9,017
Radius Health, Inc.(1)(2)	3,845	26,607
Rallybio Corp.(1)	550	5,247
Rapt Therapeutics, Inc.(1)	1,664	61,119
Recursion Pharmaceuticals, Inc., Class A(1)	8,908	152,594
REGENXBIO, Inc.(1)	2,991	97,806
Relay Therapeutics, Inc.(1)	5,408	166,080
Reneo Pharmaceuticals, Inc.(1)(2)	494	4,224
Replimune Group, Inc.(1)	2,280	61,788
REVOLUTION Medicines, Inc.(1)	4,657	117,217
Rhythm Pharmaceuticals, Inc.(1)	3,454	34,471
Rigel Pharmaceuticals, Inc.(1)	14,810	39,246
Rocket Pharmaceuticals, Inc.(1)	3,009	65,686
Rubius Therapeutics, Inc.(1)	3,535	34,219
Sana Biotechnology, Inc.(1)(2)	6,618	102,447
Sangamo Therapeutics, Inc.(1)	9,803	73,522
Scholar Rock Holding Corp.(1)	2,162	53,704
Selecta Biosciences, Inc.(1)	5,991	19,531
Sensei Biotherapeutics, Inc.(1)	1,602	9,292
Sera Prognostics, Inc., Class A(1)(2)	365	2,508
Seres Therapeutics, Inc.(1)(2)	5,457	45,457
Sesen Bio, Inc.(1)	13,404	10,924
Shattuck Labs, Inc.(1)	2,086	17,752
Sigilon Therapeutics, Inc.(1)	628	1,733
Silverback Therapeutics, Inc.(1)	1,032	6,873
Solid Biosciences, Inc.(1)	4,720	8,260
Sorrento Therapeutics, Inc.(1)(2)	23,089	107,364
Spectrum Pharmaceuticals, Inc.(1)(2)	12,291	15,610
Spero Therapeutics, Inc.(1)	1,713	27,425
SpringWorks Therapeutics, Inc.(1)	2,289	141,872
Spruce Biosciences, Inc.(1)(2)	584	2,605
SQZ Biotechnologies Co.(1)	1,785	15,940
Stoke Therapeutics, Inc.(1)	1,497	35,913
Summit Therapeutics, Inc.(1)(2)	1,762	4,740
Surface Oncology, Inc.(1)	2,609	12,471
Sutro Biopharma, Inc.(1)	3,400	50,592
Syndax Pharmaceuticals, Inc.(1)	3,525	77,162
Syros Pharmaceuticals, Inc.(1)(2)	3,667	11,954
Security	Shares	Value
Biotechnology (continued)
Talaris Therapeutics, Inc.(1)	1,647	$ 25,183
Taysha Gene Therapies, Inc.(1)(2)	1,745	20,329
TCR2 Therapeutics, Inc.(1)	2,165	10,089
Tenaya Therapeutics, Inc.(1)	1,068	20,239
TG Therapeutics, Inc.(1)	9,827	186,713
Tonix Pharmaceuticals Holding Corp.(1)	25,614	9,162
Travere Therapeutics, Inc.(1)	4,501	139,711
Trevena, Inc.(1)	12,822	7,469
Turning Point Therapeutics, Inc.(1)	3,605	171,958
Twist Bioscience Corp.(1)	3,702	286,498
Tyra Biosciences, Inc.(1)	940	13,226
UroGen Pharma, Ltd.(1)(2)	1,653	15,720
Vanda Pharmaceuticals, Inc.(1)	4,281	67,169
Vaxart, Inc.(1)	9,366	58,725
Vaxcyte, Inc.(1)	3,117	74,153
VBI Vaccines, Inc.(1)	14,103	33,001
Vera Therapeutics, Inc.(1)	542	14,482
Veracyte, Inc.(1)	5,172	213,086
Verastem, Inc.(1)	14,449	29,620
Vericel Corp.(1)	3,645	143,248
Verve Therapeutics, Inc.(1)(2)	1,211	44,650
Viking Therapeutics, Inc.(1)	5,553	25,544
Vincerx Pharma, Inc.(1)	1,000	10,190
Vir Biotechnology, Inc.(1)	4,713	197,333
Viracta Therapeutics, Inc.(1)	2,843	10,377
VistaGen Therapeutics, Inc.(1)	15,000	29,250
Vor BioPharma, Inc.(1)	1,483	17,232
Werewolf Therapeutics, Inc.(1)	2,041	24,308
XBiotech, Inc.	1,143	12,722
Xencor, Inc.(1)	4,334	173,880
Xilio Therapeutics, Inc.(1)	573	9,168
XOMA Corp.(1)	537	11,196
Y-mAbs Therapeutics, Inc.(1)	2,645	42,875
Zentalis Pharmaceuticals, Inc.(1)	2,752	231,333
ZIOPHARM Oncology, Inc.(1)(2)	18,832	20,527
		$ 19,313,867
Building Products — 1.3%
AAON, Inc.	3,340	$ 265,296
American Woodmark Corp.(1)	1,377	89,780
Apogee Enterprises, Inc.	1,940	93,411
Caesarstone, Ltd.	1,950	22,113
Cornerstone Building Brands, Inc.(1)	4,293	74,870
CSW Industrials, Inc.	1,163	140,560
Gibraltar Industries, Inc.(1)	2,573	171,568
Griffon Corp.	3,669	104,493
Insteel Industries, Inc.	1,366	54,380

12
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Building Products (continued)
JELD-WEN Holding, Inc.(1)	7,072	$ 186,418
Masonite International Corp.(1)	1,850	218,208
PGT Innovations, Inc.(1)	4,639	104,331
Quanex Building Products Corp.	2,627	65,097
Resideo Technologies, Inc.(1)	11,338	295,128
Simpson Manufacturing Co., Inc.	3,417	475,202
UFP Industries, Inc.	4,722	434,471
View, Inc.(1)	10,783	42,162
Zurn Water Solutions Corp.	9,407	342,415
		$ 3,179,903
Capital Markets — 1.6%
Artisan Partners Asset Management, Inc., Class A	4,606	$ 219,430
Assetmark Financial Holdings(1)	1,445	37,873
Associated Capital Group, Inc., Class A	224	9,632
B. Riley Financial, Inc.	1,590	141,287
BGC Partners, Inc., Class A	24,450	113,692
Blucora, Inc.(1)	4,225	73,177
Brightsphere Investment Group, Inc.	4,548	116,429
Cohen & Steers, Inc.	1,907	176,417
Cowen, Inc., Class A	2,148	77,543
Diamond Hill Investment Group, Inc.	250	48,557
Donnelley Financial Solutions, Inc.(1)	2,310	108,893
Federated Hermes, Inc., Class B	7,409	278,430
Focus Financial Partners, Inc., Class A(1)	4,568	272,801
GAMCO Investors, Inc., Class A	342	8,543
GCM Grosvenor, Inc., Class A(2)	3,365	35,333
Greenhill & Co., Inc.	1,309	23,470
Hamilton Lane, Inc., Class A	2,688	278,531
Houlihan Lokey, Inc.	4,017	415,840
Moelis & Co., Class A	4,797	299,860
Open Lending Corp., Class A(1)	8,176	183,796
Oppenheimer Holdings, Inc., Class A	724	33,572
Piper Sandler Cos.	1,341	239,382
PJT Partners, Inc., Class A	1,843	136,548
Pzena Investment Management, Inc., Class A	1,231	11,658
Sculptor Capital Management, Inc.	1,486	31,726
StepStone Group, Inc., Class A	3,158	131,278
StoneX Group, Inc.(1)	1,391	85,199
Value Line, Inc.	91	4,261
Virtus Investment Partners, Inc.	560	166,376
WisdomTree Investments, Inc.(2)	11,656	71,335
		$ 3,830,869
Chemicals — 1.9%
AdvanSix, Inc.	2,111	$ 99,745
Security	Shares	Value
Chemicals (continued)
American Vanguard Corp.	2,506	$ 41,073
Amyris, Inc.(1)(2)	13,112	70,936
Avient Corp.	7,139	399,427
Balchem Corp.	2,529	426,390
Cabot Corp.	4,401	247,336
Chase Corp.	627	62,424
Danimer Scientific, Inc.(1)(2)	7,000	59,640
Ecovyst, Inc.	4,026	41,226
Ferro Corp.(1)	6,659	145,366
FutureFuel Corp.	1,874	14,317
GCP Applied Technologies, Inc.(1)	3,858	122,144
Hawkins, Inc.	1,498	59,096
HB Fuller Co.	4,089	331,209
Ingevity Corp.(1)	3,156	226,285
Innospec, Inc.	1,881	169,930
Intrepid Potash, Inc.(1)	831	35,509
Koppers Holdings, Inc.(1)	1,571	49,172
Kraton Corp.(1)	2,409	111,585
Kronos Worldwide, Inc.	1,877	28,174
Livent Corp.(1)(2)	12,423	302,873
Marrone Bio Innovations, Inc.(1)	4,928	3,549
Minerals Technologies, Inc.	2,636	192,823
Orion Engineered Carbons S.A.(1)	4,752	87,247
PureCycle Technologies, Inc.(1)	4,127	39,495
Quaker Chemical Corp.	1,058	244,165
Rayonier Advanced Materials, Inc.(1)	5,330	30,434
Sensient Technologies Corp.	3,317	331,899
Stepan Co.	1,690	210,050
Tredegar Corp.	2,145	25,354
Trinseo PLC	3,113	163,308
Tronox Holdings PLC, Class A	8,787	211,152
Valhi, Inc.	189	5,434
Zymergen, Inc.(1)	6,197	41,458
		$ 4,630,225
Commercial Services & Supplies — 1.6%
ABM Industries, Inc.	5,284	$ 215,851
ACCO Brands Corp.	7,737	63,908
Aris Water Solution, Inc.(1)	1,504	19,477
Brady Corp., Class A	3,699	199,376
BrightView Holdings, Inc.(1)	3,485	49,069
Brink's Co. (The)	3,816	250,215
Casella Waste Systems, Inc., Class A(1)	3,858	329,550
CECO Environmental Corp.(1)	2,281	14,211
Cimpress PLC(1)	1,294	92,663
CompX International, Inc.	124	2,786
CoreCivic, Inc.(1)	9,406	93,778

13
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Commercial Services & Supplies (continued)
Deluxe Corp.	3,303	$ 106,059
Ennis, Inc.	2,271	44,353
Harsco Corp.(1)	6,141	102,616
Healthcare Services Group, Inc.	6,075	108,074
Heritage-Crystal Clean, Inc.(1)	1,244	39,833
HNI Corp.	3,365	141,498
Interface, Inc.	4,493	71,663
KAR Auction Services, Inc.(1)	9,114	142,361
Kimball International, Inc., Class B	3,203	32,767
Matthews International Corp., Class A	2,426	88,961
MillerKnoll, Inc.	5,702	223,461
Montrose Environmental Group, Inc.(1)	2,024	142,712
NL Industries, Inc.	532	3,937
Pitney Bowes, Inc.	14,661	97,203
RR Donnelley & Sons Co.(1)	5,556	62,561
SP Plus Corp.(1)	1,895	53,477
Steelcase, Inc., Class A	7,018	82,251
Team, Inc.(1)	2,411	2,628
Tetra Tech, Inc.	4,210	714,858
UniFirst Corp.	1,183	248,903
US Ecology, Inc.(1)	2,470	78,892
Viad Corp.(1)	1,592	68,122
VSE Corp.	830	50,580
		$ 4,038,654
Communications Equipment — 0.8%
ADTRAN, Inc.	4,115	$ 93,946
Aviat Networks, Inc.(1)	756	24,253
CalAmp Corp.(1)	3,105	21,921
Calix, Inc.(1)	4,281	342,352
Cambium Networks Corp.(1)	659	16,890
Casa Systems, Inc.(1)	2,241	12,707
Clearfield, Inc.(1)	881	74,374
Comtech Telecommunications Corp.	2,055	48,683
Digi International, Inc.(1)	2,313	56,830
DZS, Inc.(1)	1,018	16,512
EMCORE Corp.(1)	2,864	19,991
Extreme Networks, Inc.(1)	9,679	151,960
Harmonic, Inc.(1)	7,210	84,790
Infinera Corp.(1)	13,753	131,891
Inseego Corp.(1)(2)	6,022	35,108
KVH Industries, Inc.(1)	1,491	13,702
NETGEAR, Inc.(1)	2,438	71,214
NetScout Systems, Inc.(1)	5,503	182,039
Plantronics, Inc.(1)	3,236	94,944
Ribbon Communications, Inc.(1)	5,864	35,477
Security	Shares	Value
Communications Equipment (continued)
Viavi Solutions, Inc.(1)	18,511	$ 326,164
		$ 1,855,748
Construction & Engineering — 1.5%
Ameresco, Inc., Class A(1)	2,423	$ 197,329
API Group Corp.(1)	15,597	401,935
Arcosa, Inc.	3,800	200,260
Argan, Inc.	1,319	51,032
Comfort Systems USA, Inc.	2,796	276,636
Concrete Pumping Holdings, Inc.(1)(2)	2,145	17,589
Construction Partners, Inc., Class A(1)	2,244	65,996
Dycom Industries, Inc.(1)	2,344	219,773
EMCOR Group, Inc.	4,167	530,834
Fluor Corp.(1)	11,138	275,888
Granite Construction, Inc.	3,588	138,856
Great Lakes Dredge & Dock Corp.(1)	5,123	80,534
IES Holdings, Inc.(1)	610	30,890
Infrastructure and Energy Alternatives, Inc.(1)	1,639	15,079
INNOVATE Corp.(1)(2)	3,868	14,312
Matrix Service Co.(1)	2,252	16,935
MYR Group, Inc.(1)	1,295	143,162
Northwest Pipe Co.(1)	837	26,617
NV5 Global, Inc.(1)	1,020	140,882
Primoris Services Corp.	4,194	100,572
Sterling Construction Co., Inc.(1)	2,268	59,648
Tutor Perini Corp.(1)	3,186	39,411
WillScot Mobile Mini Holdings Corp.(1)	16,359	668,102
		$ 3,712,272
Construction Materials — 0.2%
Forterra, Inc.(1)	2,437	$ 57,952
Summit Materials, Inc., Class A(1)	9,325	374,305
United States Lime & Minerals, Inc.	156	20,127
		$ 452,384
Consumer Finance — 0.8%
Atlanticus Holdings Corp.(1)	446	$ 31,809
Curo Group Holdings Corp.	1,544	24,719
Encore Capital Group, Inc.(1)(2)	2,254	139,996
Enova International, Inc.(1)	2,903	118,907
EZCORP, Inc., Class A(1)	4,319	31,831
FirstCash Holdings, Inc.	3,044	227,722
Green Dot Corp., Class A(1)	4,100	148,584
LendingClub Corp.(1)	7,566	182,946
LendingTree, Inc.(1)	911	111,689
Navient Corp.	12,231	259,542

14
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Consumer Finance (continued)
Nelnet, Inc., Class A	1,312	$ 128,156
Oportun Financial Corp.(1)	1,717	34,769
PRA Group, Inc.(1)	3,343	167,852
PROG Holdings, Inc.(1)	5,038	227,264
Regional Management Corp.	671	38,556
World Acceptance Corp.(1)	366	89,827
		$ 1,964,169
Containers & Packaging — 0.3%
Greif, Inc., Class A	2,023	$ 122,128
Greif, Inc., Class B	446	26,662
Myers Industries, Inc.	3,117	62,371
O-I Glass, Inc.(1)	12,390	149,052
Pactiv Evergreen, Inc.	3,313	42,009
Ranpak Holdings Corp.(1)	2,883	108,343
TriMas Corp.	3,443	127,391
UFP Technologies, Inc.(1)	499	35,060
		$ 673,016
Distributors — 0.0%(3)
Funko, Inc., Class A(1)	1,732	$ 32,562
Greenlane Holdings, Inc., Class A(1)	547	527
		$ 33,089
Diversified Consumer Services — 0.6%
2U, Inc.(1)(2)	5,625	$ 112,894
Adtalem Global Education, Inc.(1)	3,796	112,210
American Public Education, Inc.(1)	1,323	29,437
Carriage Services, Inc.	1,188	76,555
Coursera, Inc.(1)	5,644	137,939
European Wax Center, Inc., Class A(1)	779	23,643
Graham Holdings Co., Class B	304	191,468
Houghton Mifflin Harcourt Co.(1)	9,969	160,501
Laureate Education, Inc., Class A	7,612	93,171
OneSpaWorld Holdings, Ltd.(1)	4,007	40,150
Perdoceo Education Corp.(1)	5,930	69,737
PowerSchool Holdings, Inc., Class A(1)	4,155	68,433
Regis Corp.(1)	2,003	3,485
StoneMor, Inc.(1)	2,522	5,750
Strategic Education, Inc.	1,912	110,590
Stride, Inc.(1)	3,159	105,289
Udemy, Inc.(1)	1,074	20,986
Vivint Smart Home, Inc.(1)	7,248	70,885
WW International, Inc.(1)	4,129	66,601
		$ 1,499,724
Security	Shares	Value
Diversified Financial Services — 0.2%
Alerus Financial Corp.	1,321	$ 38,679
A-Mark Precious Metals, Inc.	684	41,792
Banco Latinoamericano de Comercio Exterior S.A.	2,614	43,392
Cannae Holdings, Inc.(1)	6,497	228,370
Marlin Business Services Corp.	795	18,508
		$ 370,741
Diversified Telecommunication Services — 0.6%
Anterix, Inc.(1)	926	$ 54,412
ATN International, Inc.	967	38,632
Bandwidth, Inc., Class A(1)(2)	1,790	128,450
Cogent Communications Holdings, Inc.	3,270	239,298
Consolidated Communications Holdings, Inc.(1)	5,584	41,768
EchoStar Corp., Class A(1)	2,885	76,020
Globalstar, Inc.(1)(2)	47,604	55,221
IDT Corp., Class B(1)	1,470	64,915
Iridium Communications, Inc.(1)	9,057	373,963
Liberty Latin America, Ltd., Class A(1)	3,362	39,201
Liberty Latin America, Ltd., Class C(1)	11,849	135,079
Ooma, Inc.(1)	1,488	30,415
Radius Global Infrastructure, Inc., Class A(1)	4,520	72,772
Telesat Corp.(1)	1,000	28,670
		$ 1,378,816
Electric Utilities — 0.6%
ALLETE, Inc.	4,025	$ 267,059
MGE Energy, Inc.	2,857	234,988
Otter Tail Corp.	3,227	230,472
PNM Resources, Inc.	6,714	306,226
Portland General Electric Co.	7,059	373,562
Via Renewables, Inc.	1,012	11,567
		$ 1,423,874
Electrical Equipment — 1.0%
Advent Technologies Holdings, Inc.(1)(2)	1,339	$ 9,386
Allied Motion Technologies, Inc.	952	34,738
American Superconductor Corp.(1)	2,255	24,534
Array Technologies, Inc.(1)	10,015	157,135
Atkore, Inc.(1)	3,535	393,057
AZZ, Inc.	2,055	113,621
Babcock & Wilcox Enterprises, Inc.(1)	4,352	39,255
Beam Global(1)(2)	689	12,815
Blink Charging Co.(1)(2)	2,863	75,898
Bloom Energy Corp., Class A(1)(2)	10,919	239,454
Encore Wire Corp.	1,578	225,812
EnerSys	3,363	265,879

15
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Electrical Equipment (continued)
Eos Energy Enterprises, Inc.(1)(2)	3,294	$ 24,771
FTC Solar, Inc.(1)	1,491	11,272
FuelCell Energy, Inc.(1)(2)	28,578	148,606
GrafTech International, Ltd.	15,608	184,643
Powell Industries, Inc.	811	23,916
Preformed Line Products Co.	222	14,363
Romeo Power, Inc.(1)(2)	9,655	35,241
Stem, Inc.(1)	8,813	167,183
Thermon Group Holdings, Inc.(1)	2,669	45,186
TPI Composites, Inc.(1)	2,801	41,903
Vicor Corp.(1)	1,651	209,644
		$ 2,498,312
Electronic Equipment, Instruments & Components — 2.2%
908 Devices, Inc.(1)	1,442	$ 37,305
Advanced Energy Industries, Inc.	2,950	268,627
Aeva Technologies, Inc.(1)(2)	8,168	61,750
Akoustis Technologies, Inc.(1)(2)	2,785	18,604
Arlo Technologies, Inc.(1)	6,268	65,751
Badger Meter, Inc.	2,290	244,022
Belden, Inc.	3,469	228,017
Benchmark Electronics, Inc.	2,968	80,433
CTS Corp.	2,503	91,910
Daktronics, Inc.(1)	2,960	14,948
ePlus, Inc.(1)	2,086	112,394
Fabrinet (1)	2,899	343,445
FARO Technologies, Inc.(1)	1,514	106,010
Identiv, Inc.(1)	1,620	45,587
II-VI, Inc.(1)(2)	8,179	558,871
Insight Enterprises, Inc.(1)	2,644	281,850
Iteris, Inc.(1)	3,527	14,108
Itron, Inc.(1)	3,579	245,233
Kimball Electronics, Inc.(1)	2,097	45,631
Knowles Corp.(1)	7,204	168,213
Luna Innovations, Inc.(1)	2,558	21,590
Methode Electronics, Inc.	2,986	146,822
MicroVision, Inc.(1)(2)	12,416	62,204
Napco Security Technologies, Inc.(1)	1,045	52,229
nLight, Inc.(1)	3,335	79,873
Novanta, Inc.(1)	2,760	486,671
OSI Systems, Inc.(1)	1,328	123,770
Ouster, Inc.(1)(2)	12,105	62,946
PAR Technology Corp.(1)(2)	1,860	98,152
PC Connection, Inc.	941	40,585
Plexus Corp.(1)	2,220	212,876
Rogers Corp.(1)	1,467	400,491
Sanmina Corp.(1)	5,037	208,834
Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
ScanSource, Inc.(1)	2,089	$ 73,282
TTM Technologies, Inc.(1)	8,062	120,124
Velodyne Lidar, Inc.(1)	5,543	25,719
Vishay Intertechnology, Inc.	10,456	228,673
Vishay Precision Group, Inc.(1)	1,011	37,528
		$ 5,515,078
Energy Equipment & Services — 0.7%
Archrock, Inc.	11,297	$ 84,502
Aspen Aerogels, Inc.(1)	1,806	89,921
Bristow Group, Inc.(1)	1,813	57,418
Cactus, Inc., Class A	4,280	163,196
ChampionX Corp.(1)	15,905	321,440
DMC Global, Inc.(1)	1,457	57,712
Dril-Quip, Inc.(1)	2,927	57,603
Expro Group Holdings NV(1)	3,593	51,559
FTS International, Inc., Class A(1)	697	18,296
Helix Energy Solutions Group, Inc.(1)	12,468	38,900
Helmerich & Payne, Inc.	8,257	195,691
Liberty Oilfield Services, Inc., Class A(1)	6,846	66,406
Nabors Industries, Ltd.(1)	552	44,762
National Energy Services Reunited Corp.(1)(2)	2,911	27,509
Newpark Resources, Inc.(1)	7,671	22,553
NexTier Oilfield Solutions, Inc.(1)	13,416	47,627
Oceaneering International, Inc.(1)	7,810	88,331
Oil States International, Inc.(1)	5,061	25,153
Patterson-UTI Energy, Inc.	14,898	125,888
ProPetro Holding Corp.(1)	6,820	55,242
RPC, Inc.(1)	5,124	23,263
Select Energy Services, Inc., Class A(1)	5,076	31,623
Solaris Oilfield Infrastructure, Inc., Class A	2,541	16,644
TETRA Technologies, Inc.(1)	9,623	27,329
Tidewater, Inc.(1)	3,229	34,583
US Silica Holdings, Inc.(1)	5,760	54,144
		$ 1,827,295
Entertainment — 0.7%
AMC Entertainment Holdings, Inc., Class A(1)	40,288	$ 1,095,834
Chicken Soup for the Soul Entertainment, Inc.(1)	902	12,484
Cinemark Holdings, Inc.(1)(2)	8,475	136,617
CuriosityStream, Inc.(1)	2,040	12,097
Eros STX Global Corp.(1)	24,908	5,970
IMAX Corp.(1)	3,908	69,719
Liberty Braves Group, Series A(1)(2)	713	20,499
Liberty Braves Group, Series C(1)	3,012	84,637
Lions Gate Entertainment Corp., Class A(1)	4,567	75,995

16
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Entertainment (continued)
Lions Gate Entertainment Corp., Class B(1)	9,036	$ 139,064
LiveXLive Media, Inc.(1)	4,111	5,262
Madison Square Garden Entertainment Corp.(1)(2)	2,038	143,353
Marcus Corp. (The)(1)(2)	1,876	33,505
		$ 1,835,036
Equity Real Estate Investment Trusts (REITs) — 6.3%
Acadia Realty Trust	6,900	$ 150,627
Agree Realty Corp.	5,274	376,353
Alexander & Baldwin, Inc.	5,556	139,400
Alexander's, Inc.	184	47,895
American Assets Trust, Inc.	3,916	146,968
American Finance Trust, Inc.	9,434	86,132
Apartment Investment and Management Co., Class A(1)	11,681	90,177
Apple Hospitality REIT, Inc.	16,468	265,958
Armada Hoffler Properties, Inc.	4,892	74,456
Ashford Hospitality Trust, Inc.(1)	858	8,237
Braemar Hotels & Resorts, Inc.(1)	3,489	17,794
Brandywine Realty Trust	13,308	178,593
Broadstone Net Lease, Inc.	12,287	304,963
BRT Apartments Corp.	682	16,361
CareTrust REIT, Inc.	7,568	172,777
CatchMark Timber Trust, Inc., Class A	4,393	38,263
Centerspace	1,104	122,434
Chatham Lodging Trust(1)	3,800	52,136
City Office REIT, Inc.	3,686	72,688
Clipper Realty, Inc.	1,313	13,051
Community Healthcare Trust, Inc.	1,862	88,017
CorePoint Lodging, Inc.(1)	3,016	47,351
Corporate Office Properties Trust	8,859	247,786
CTO Realty Growth, Inc.(2)	466	28,622
DiamondRock Hospitality Co.(1)	16,248	156,143
DigitalBridge Group, Inc.(1)	37,494	312,325
Diversified Healthcare Trust	18,611	57,508
Douglas Elliman, Inc.(1)	5,632	64,768
Easterly Government Properties, Inc.	6,683	153,174
EastGroup Properties, Inc.	3,111	708,841
Empire State Realty Trust, Inc., Class A	11,214	99,805
Equity Commonwealth(1)	9,198	238,228
Essential Properties Realty Trust, Inc.	9,181	264,688
Farmland Partners, Inc.	2,123	25,370
Four Corners Property Trust, Inc.	5,983	175,960
Franklin Street Properties Corp.	9,022	53,681
GEO Group, Inc. (The)(2)	9,238	71,595
Getty Realty Corp.	2,913	93,478
Gladstone Commercial Corp.	2,560	65,971
Gladstone Land Corp.(2)	2,199	74,238
Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Global Medical REIT, Inc.	4,446	$ 78,917
Global Net Lease, Inc.	8,143	124,425
Healthcare Realty Trust, Inc.	11,320	358,165
Hersha Hospitality Trust(1)	3,227	29,592
Independence Realty Trust, Inc.	8,416	217,385
Indus Realty Trust, Inc.	445	36,072
Industrial Logistics Properties Trust	4,982	124,799
Innovative Industrial Properties, Inc.(2)	1,855	487,698
iStar, Inc.(2)	5,550	143,357
Kite Realty Group Trust	16,779	365,447
LTC Properties, Inc.	3,163	107,985
LXP Industrial Trust	21,605	337,470
Macerich Co. (The)	16,397	283,340
Monmouth Real Estate Investment Corp.	7,470	156,945
National Health Investors, Inc.	3,431	197,180
National Storage Affiliates Trust	6,350	439,420
NETSTREIT Corp.	3,112	71,265
NexPoint Residential Trust, Inc.	1,745	146,283
Office Properties Income Trust	3,755	93,274
One Liberty Properties, Inc.	1,306	46,076
Outfront Media, Inc.	11,413	306,097
Paramount Group, Inc.	14,640	122,098
Pebblebrook Hotel Trust	10,195	228,062
Phillips Edison & Co., Inc.	1,437	47,478
Physicians Realty Trust	16,980	319,733
Piedmont Office Realty Trust, Inc., Class A	9,509	174,775
Plymouth Industrial REIT, Inc.	2,417	77,344
Postal Realty Trust, Inc., Class A	945	18,711
PotlatchDeltic Corp.	5,063	304,894
Preferred Apartment Communities, Inc., Class A	3,903	70,488
PS Business Parks, Inc.	1,575	290,068
Retail Opportunity Investments Corp.	9,412	184,475
Retail Value, Inc.	1,452	9,322
RLJ Lodging Trust	12,682	176,660
RPT Realty	6,804	91,038
Ryman Hospitality Properties, Inc.(1)	4,218	387,887
Sabra Health Care REIT, Inc.	17,253	233,606
Safehold, Inc.	1,606	128,239
Saul Centers, Inc.	978	51,854
Seritage Growth Properties, Class A(1)(2)	2,944	39,067
Service Properties Trust	12,870	113,127
SITE Centers Corp.	13,589	215,114
STAG Industrial, Inc.	13,634	653,887
Summit Hotel Properties, Inc.(1)	7,954	77,631
Sunstone Hotel Investors, Inc.(1)	16,856	197,721
Tanger Factory Outlet Centers, Inc.	7,847	151,290
Terreno Realty Corp.	5,701	486,238

17
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
UMH Properties, Inc.	3,128	$ 85,488
Uniti Group, Inc.	15,252	213,681
Universal Health Realty Income Trust	1,113	66,190
Urban Edge Properties	8,878	168,682
Urstadt Biddle Properties, Inc., Class A	2,599	55,359
Veris Residential, Inc.(1)	6,888	126,601
Washington Real Estate Investment Trust(2)	6,640	171,644
Whitestone REIT	3,231	32,730
Xenia Hotels & Resorts, Inc.(1)	9,217	166,920
		$ 15,492,106
Food & Staples Retailing — 1.0%
Andersons, Inc. (The)	2,432	$ 94,143
BJ's Wholesale Club Holdings, Inc.(1)	10,704	716,847
Chefs' Warehouse, Inc. (The)(1)	2,573	85,681
HF Foods Group, Inc.(1)	3,141	26,573
Ingles Markets, Inc., Class A	1,077	92,988
MedAvail Holdings, Inc.(1)	919	1,287
Natural Grocers by Vitamin Cottage, Inc.	875	12,469
Performance Food Group Co.(1)	11,843	543,475
PriceSmart, Inc.	1,850	135,364
Rite Aid Corp.(1)(2)	4,628	67,985
SpartanNash Co.	2,800	72,128
Sprouts Farmers Market, Inc.(1)	8,798	261,125
United Natural Foods, Inc.(1)	4,376	214,774
Village Super Market, Inc., Class A	640	14,970
Weis Markets, Inc.	1,290	84,985
		$ 2,424,794
Food Products — 0.9%
AppHarvest, Inc.(1)(2)	5,348	$ 20,804
B&G Foods, Inc.	5,023	154,357
Calavo Growers, Inc.	1,424	60,378
Cal-Maine Foods, Inc.	3,155	116,704
Fresh Del Monte Produce, Inc.	2,749	75,872
Hostess Brands, Inc.(1)	10,500	214,410
J&J Snack Foods Corp.	1,156	182,602
John B. Sanfilippo & Son, Inc.	716	64,555
Laird Superfood, Inc.(1)(2)	261	3,403
Lancaster Colony Corp.	1,489	246,578
Landec Corp.(1)	2,282	25,330
Limoneira Co.	1,228	18,420
Mission Produce, Inc.(1)	2,908	45,656
Sanderson Farms, Inc.	1,593	304,390
Seneca Foods Corp., Class A(1)	594	28,482
Simply Good Foods Co. (The)(1)	6,676	277,521
Security	Shares	Value
Food Products (continued)
Sovos Brands, Inc.(1)	1,988	$ 29,919
Tattooed Chef, Inc.(1)(2)	3,667	56,985
Tootsie Roll Industries, Inc.	1,220	44,201
TreeHouse Foods, Inc.(1)	4,077	165,241
Utz Brands, Inc.(2)	4,623	73,737
Vita Coco Co., Inc. (The)(1)	852	9,517
Vital Farms, Inc.(1)	1,946	35,145
Whole Earth Brands, Inc.(1)	2,930	31,468
		$ 2,285,675
Gas Utilities — 0.8%
Brookfield Infrastructure Corp., Class A(2)	4,831	$ 329,764
Chesapeake Utilities Corp.	1,388	202,384
New Jersey Resources Corp.	7,408	304,173
Northwest Natural Holding Co.	2,394	116,779
ONE Gas, Inc.	4,136	320,912
South Jersey Industries, Inc.(2)	8,079	211,024
Southwest Gas Holdings, Inc.	4,716	330,356
Spire, Inc.	3,887	253,510
		$ 2,068,902
Health Care Equipment & Supplies — 3.0%
Accelerate Diagnostics, Inc.(1)	2,287	$ 11,938
Accuray, Inc.(1)	6,420	30,623
Acutus Medical, Inc.(1)(2)	838	2,858
Alphatec Holdings, Inc.(1)(2)	5,397	61,688
AngioDynamics, Inc.(1)	2,837	78,244
Apyx Medical Corp.(1)	2,938	37,665
Asensus Surgical, Inc.(1)(2)	18,346	20,364
Aspira Women's Health, Inc.(1)(2)	6,816	12,064
AtriCure, Inc.(1)	3,557	247,318
Atrion Corp.	107	75,424
Avanos Medical, Inc.(1)	3,690	127,932
AxoGen, Inc.(1)	3,047	28,550
Axonics, Inc.(1)	3,513	196,728
BioLife Solutions, Inc.(1)	803	29,928
Bioventus, Inc., Class A(1)	2,087	30,241
Butterfly Network, Inc.(1)	9,650	64,558
Cardiovascular Systems, Inc.(1)	3,081	57,861
Cerus Corp.(1)	13,159	89,613
ClearPoint Neuro, Inc.(1)	1,475	16,549
CONMED Corp.	2,277	322,788
CryoLife, Inc.(1)	3,149	64,082
CryoPort, Inc.(1)	3,246	192,066
Cue Health, Inc.(1)	1,127	15,113
Cutera, Inc.(1)(2)	1,488	61,484

18
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Health Care Equipment & Supplies (continued)
CVRx, Inc.(1)	623	$ 7,619
CytoSorbents Corp.(1)(2)	3,468	14,531
DarioHealth Corp.(1)(2)	1,057	13,709
Eargo, Inc.(1)	1,514	7,721
Glaukos Corp.(1)	3,577	158,962
Haemonetics Corp.(1)	3,956	209,826
Heska Corp.(1)	751	137,050
Inari Medical, Inc.(1)	2,665	243,235
Inogen, Inc.(1)	1,598	54,332
Integer Holdings Corp.(1)	2,576	220,480
Intersect ENT, Inc.(1)	2,690	73,464
Invacare Corp.(1)	2,498	6,795
iRadimed Corp.(1)	490	22,643
iRhythm Technologies, Inc.(1)	2,350	276,571
Lantheus Holdings, Inc.(1)	5,359	154,821
LeMaitre Vascular, Inc.	1,477	74,190
LivaNova PLC(1)	4,172	364,758
Lucid Diagnostics, Inc.(1)	390	2,094
Meridian Bioscience, Inc.(1)	3,556	72,542
Merit Medical Systems, Inc.(1)	4,025	250,757
Mesa Laboratories, Inc.	404	132,548
Natus Medical, Inc.(1)	2,645	62,766
Neogen Corp.(1)	8,253	374,769
Neuronetics, Inc.(1)	1,958	8,733
NeuroPace, Inc.(1)(2)	546	5,504
Nevro Corp.(1)	2,713	219,943
NuVasive, Inc.(1)	4,062	213,174
OraSure Technologies, Inc.(1)	6,111	53,105
Ortho Clinical Diagnostics Holdings PLC(1)	9,309	199,119
Orthofix Medical, Inc.(1)	1,619	50,335
OrthoPediatrics Corp.(1)	1,056	63,212
Outset Medical, Inc.(1)(2)	3,587	165,325
Paragon 28, Inc.(1)	701	12,401
PAVmed, Inc.(1)(2)	5,168	12,713
PROCEPT BioRobotics Corp.(1)(2)	559	13,981
Pulmonx Corp.(1)(2)	1,991	63,851
Pulse Biosciences, Inc.(1)(2)	1,155	17,106
Quotient, Ltd.(1)(2)	5,345	13,844
Retractable Technologies, Inc.(1)(2)	1,172	8,122
RxSight, Inc.(1)	640	7,200
SeaSpine Holdings Corp.(1)	2,490	33,914
Senseonics Holdings, Inc.(1)(2)	32,570	86,962
Shockwave Medical, Inc.(1)	2,637	470,256
SI-BONE, Inc.(1)	2,542	56,458
Sientra, Inc.(1)	4,505	16,533
Sight Sciences, Inc.(1)	854	15,005
Silk Road Medical, Inc.(1)	2,660	113,343
Security	Shares	Value
Health Care Equipment & Supplies (continued)
STAAR Surgical Co.(1)	3,713	$ 338,997
Stereotaxis, Inc.(1)	3,905	24,211
SurModics, Inc.(1)	1,145	55,132
Tactile Systems Technology, Inc.(1)	1,650	31,399
Talis Biomedical Corp.(1)	1,077	4,319
TransMedics Group, Inc.(1)	2,122	40,658
Treace Medical Concepts, Inc.(1)	2,325	43,338
Utah Medical Products, Inc.	296	29,600
Vapotherm, Inc.(1)	1,694	35,083
Varex Imaging Corp.(1)	2,939	92,725
ViewRay, Inc.(1)	10,682	58,858
Zynex, Inc.(1)(2)	1,374	13,699
		$ 7,500,020
Health Care Providers & Services — 2.8%
1Life Healthcare, Inc.(1)	9,143	$ 160,643
Accolade, Inc.(1)	3,947	104,043
AdaptHealth Corp.(1)	5,494	134,383
Addus HomeCare Corp.(1)	1,220	114,082
Agiliti, Inc.(1)	1,772	41,040
AirSculpt Technologies, Inc.(1)(2)	508	8,733
Alignment Healthcare, Inc.(1)	6,131	86,202
AMN Healthcare Services, Inc.(1)	3,697	452,254
Apollo Medical Holdings, Inc.(1)	2,944	216,325
Apria, Inc.(1)	1,517	49,454
Aveanna Healthcare Holdings, Inc.(1)	3,026	22,392
Biodesix, Inc.(1)	963	5,094
Brookdale Senior Living, Inc.(1)	14,512	74,882
Castle Biosciences, Inc.(1)	1,671	71,636
Community Health Systems, Inc.(1)	9,743	129,679
CorVel Corp.(1)	676	140,608
Covetrus, Inc.(1)	8,115	162,057
Cross Country Healthcare, Inc.(1)	2,877	79,866
Ensign Group, Inc. (The)	4,029	338,275
Fulgent Genetics, Inc.(1)(2)	1,591	160,039
Hanger, Inc.(1)	3,196	57,943
HealthEquity, Inc.(1)	6,415	283,800
InfuSystem Holdings, Inc.(1)	1,278	21,764
Innovage Holding Corp.(1)	1,437	7,185
Joint Corp. (The)(1)	1,060	69,631
LHC Group, Inc.(1)	2,395	328,666
LifeStance Health Group, Inc.(1)	3,559	33,882
Magellan Health, Inc.(1)	1,861	176,776
MEDNAX, Inc.(1)	5,969	162,416
ModivCare, Inc.(1)	983	145,769
National HealthCare Corp.	1,074	72,968
National Research Corp.	1,192	49,492

19
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Health Care Providers & Services (continued)
Ontrak, Inc.(1)	623	$ 3,919
Option Care Health, Inc.(1)	12,287	349,442
Owens & Minor, Inc.	5,688	247,428
Patterson Cos., Inc.	6,720	197,232
Pennant Group, Inc. (The)(1)	2,149	49,599
PetIQ, Inc.(1)(2)	2,070	47,010
Privia Health Group, Inc.(1)	1,537	39,762
Progyny, Inc.(1)	4,947	249,081
R1 RCM, Inc.(1)	9,108	232,163
RadNet, Inc.(1)	3,530	106,288
Select Medical Holdings Corp.	8,471	249,047
Sharps Compliance Corp.(1)	1,261	8,991
SOC Telemed, Inc.(1)(2)	3,210	4,109
Surgery Partners, Inc.(1)	2,485	132,724
Tenet Healthcare Corp.(1)	8,293	677,455
Tivity Health, Inc.(1)	3,730	98,621
Triple-S Management Corp., Class B(1)	1,726	61,584
US Physical Therapy, Inc.	1,002	95,741
Viemed Healthcare, Inc.(1)	3,037	15,853
		$ 6,828,028
Health Care Technology — 1.1%
Allscripts Healthcare Solutions, Inc.(1)	9,502	$ 175,312
American Well Corp., Class A(1)	14,037	84,784
Castlight Health, Inc., Class B(1)	9,363	14,419
Computer Programs and Systems, Inc.(1)	938	27,483
Convey Health Solutions Holdings, Inc.(1)	1,032	8,628
Evolent Health, Inc., Class A(1)	6,141	169,921
Forian, Inc.(1)	1,423	12,835
Health Catalyst, Inc.(1)(2)	4,079	161,610
HealthStream, Inc.(1)	1,939	51,112
iCad, Inc.(1)	1,776	12,787
Inspire Medical Systems, Inc.(1)	2,102	483,586
Multiplan Corp.(1)(2)	29,434	130,393
NantHealth, Inc.(1)	2,382	2,513
NextGen Healthcare, Inc.(1)	4,587	81,603
Omnicell, Inc.(1)	3,419	616,924
OptimizeRx Corp.(1)	1,258	78,134
Phreesia, Inc.(1)	3,747	156,100
Schrodinger, Inc.(1)	3,553	123,751
Simulations Plus, Inc.(2)	1,252	59,220
Tabula Rasa HealthCare, Inc.(1)	1,809	27,135
Vocera Communications, Inc.(1)	2,799	181,487
		$ 2,659,737
Security	Shares	Value
Hotels, Restaurants & Leisure — 2.2%
Accel Entertainment, Inc.(1)	4,464	$ 58,121
Bally's Corp.(1)	2,560	97,434
Biglari Holdings, Inc., Class B(1)	80	11,406
BJ's Restaurants, Inc.(1)	1,896	65,507
Bloomin' Brands, Inc.(1)	7,121	149,399
Bluegreen Vacations Holding Corp.(1)	1,107	38,856
Brinker International, Inc.(1)	3,483	127,443
Carrols Restaurant Group, Inc.	3,096	9,164
Century Casinos, Inc.(1)	1,662	20,243
Cheesecake Factory, Inc. (The)(1)	3,448	134,989
Chuy's Holdings, Inc.(1)	1,681	50,632
Cracker Barrel Old Country Store, Inc.	1,860	239,270
Dave & Buster's Entertainment, Inc.(1)	3,314	127,258
Del Taco Restaurants, Inc.	2,895	36,043
Denny's Corp.(1)	4,997	79,952
Dine Brands Global, Inc.	1,363	103,329
Drive Shack, Inc.(1)	6,477	9,262
El Pollo Loco Holdings, Inc.(1)	1,580	22,420
Esports Technologies, Inc.(1)	849	17,455
Everi Holdings, Inc.(1)	6,554	139,928
F45 Training Holdings, Inc.(1)	1,571	17,108
Fiesta Restaurant Group, Inc.(1)	1,520	16,735
First Watch Restaurant Group, Inc.(1)	848	14,213
Full House Resorts, Inc.(1)	2,565	31,062
GAN, Ltd.(1)	3,146	28,912
Golden Entertainment, Inc.(1)	1,501	75,846
Golden Nugget Online Gaming, Inc.(1)	3,058	30,427
Hall of Fame Resort & Entertainment Co.(1)	4,311	6,553
Hilton Grand Vacations, Inc.(1)	6,710	349,658
International Game Technology PLC(2)	7,729	223,445
Jack in the Box, Inc.	1,673	146,354
Krispy Kreme, Inc.	1,684	31,861
Kura Sushi USA, Inc., Class A(1)	280	22,635
Life Time Group Holdings, Inc.(1)	3,007	51,751
Lindblad Expeditions Holdings, Inc.(1)(2)	2,177	33,961
Monarch Casino & Resort, Inc.(1)	1,097	81,123
Nathan's Famous, Inc.	237	13,838
NeoGames S.A.(1)	799	22,196
Noodles & Co.(1)	3,189	28,924
ONE Group Hospitality, Inc. (The)(1)	1,532	19,319
Papa John's International, Inc.	2,594	346,221
PlayAGS, Inc.(1)	1,838	12,480
Portillo's, Inc., Class A(1)	1,818	68,248
RCI Hospitality Holdings, Inc.	655	51,011
Red Robin Gourmet Burgers, Inc.(1)	1,310	21,654
Red Rock Resorts, Inc., Class A	4,611	253,651

20
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Rush Street Interactive, Inc.(1)	4,103	$ 67,700
Ruth's Hospitality Group, Inc.(1)	2,742	54,566
Scientific Games Corp., Class A(1)	7,513	502,094
SeaWorld Entertainment, Inc.(1)	3,949	256,132
Shake Shack, Inc., Class A(1)	2,959	213,522
Target Hospitality Corp.(1)	2,913	10,370
Texas Roadhouse, Inc.	5,477	488,987
Wingstop, Inc.	2,288	395,366
Xponential Fitness, Inc., Class A(1)	710	14,512
		$ 5,540,546
Household Durables — 1.9%
Aterian, Inc.(1)	1,551	$ 6,375
Bassett Furniture Industries, Inc.	730	12,242
Beazer Homes USA, Inc.(1)	2,263	52,547
Casper Sleep, Inc.(1)	2,157	14,409
Cavco Industries, Inc.(1)	708	224,896
Century Communities, Inc.	2,378	194,497
Ethan Allen Interiors, Inc.	1,924	50,582
Flexsteel Industries, Inc.	521	13,994
GoPro, Inc., Class A(1)	10,449	107,729
Green Brick Partners, Inc.(1)	2,495	75,673
Hamilton Beach Brands Holding Co., Class A	584	8,386
Helen of Troy, Ltd.(1)	1,886	461,070
Hooker Furnishings Corp.	834	19,415
Hovnanian Enterprises, Inc., Class A(1)	401	51,043
Installed Building Products, Inc.	1,819	254,151
iRobot Corp.(1)	2,193	144,475
KB Home	6,143	274,776
Landsea Homes Corp.(1)	471	3,448
La-Z-Boy, Inc.	3,625	131,624
Legacy Housing Corp.(1)	380	10,059
LGI Homes, Inc.(1)	1,679	259,372
Lifetime Brands, Inc.	858	13,702
Lovesac Co. (The)(1)	1,001	66,326
M / I Homes, Inc.(1)	2,268	141,024
MDC Holdings, Inc.	4,484	250,342
Meritage Homes Corp.(1)	2,857	348,725
Purple Innovation, Inc.(1)(2)	4,415	58,587
Skyline Champion Corp.(1)	4,028	318,131
Snap One Holdings Corp.(1)	1,018	21,459
Sonos, Inc.(1)	9,429	280,984
Taylor Morrison Home Corp.(1)	9,353	326,981
Traeger, Inc.(1)	1,729	21,025
TRI Pointe Homes, Inc.(1)	8,664	241,639
Tupperware Brands Corp.(1)	4,044	61,833
Universal Electronics, Inc.(1)	1,001	40,791
Security	Shares	Value
Household Durables (continued)
VOXX International Corp.(1)	1,752	$ 17,818
Vuzix Corp.(1)	4,601	39,891
Weber, Inc., Class A	1,304	16,861
		$ 4,636,882
Household Products — 0.3%
Central Garden & Pet Co.(1)	789	$ 41,525
Central Garden & Pet Co., Class A(1)	3,253	155,656
Energizer Holdings, Inc.	5,338	214,054
Oil-Dri Corp. of America	406	13,288
WD-40 Co.(2)	1,071	262,010
		$ 686,533
Independent Power and Renewable Electricity Producers — 0.3%
Clearway Energy, Inc., Class A	2,672	$ 89,458
Clearway Energy, Inc., Class C	6,435	231,853
Ormat Technologies, Inc.(2)	3,562	282,467
Sunnova Energy International, Inc.(1)	6,748	188,404
		$ 792,182
Insurance — 1.9%
Ambac Financial Group, Inc.(1)	3,798	$ 60,958
American Equity Investment Life Holding Co.	6,343	246,870
American National Group, Inc.	584	110,283
AMERISAFE, Inc.	1,636	88,066
Argo Group International Holdings, Ltd.	2,431	141,265
Bright Health Group, Inc.(1)	4,069	13,997
BRP Group, Inc., Class A(1)	3,625	130,899
Citizens, Inc.(1)	4,427	23,507
CNO Financial Group, Inc.	9,779	233,131
Crawford & Co., Class A	1,459	10,928
Donegal Group, Inc., Class A	916	13,090
eHealth, Inc.(1)	1,915	48,832
Employers Holdings, Inc.	2,341	96,871
Enstar Group, Ltd.(1)	952	235,706
Genworth Financial, Inc., Class A(1)	39,760	161,028
Goosehead Insurance, Inc., Class A	1,389	180,681
Greenlight Capital Re, Ltd., Class A(1)	2,647	20,752
HCI Group, Inc.	444	37,092
Heritage Insurance Holdings, Inc.	1,906	11,207
Horace Mann Educators Corp.	3,199	123,801
Independence Holding Co.	394	22,332
Investors Title Co.	111	21,884
James River Group Holdings, Ltd.	2,807	80,870
Kinsale Capital Group, Inc.	1,686	401,082
Maiden Holdings, Ltd.(1)	5,451	16,680

21
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Insurance (continued)
MBIA, Inc.(1)	3,800	$ 60,002
MetroMile, Inc.(1)	7,444	16,302
National Western Life Group, Inc., Class A	193	41,387
NI Holdings, Inc.(1)	903	17,076
Palomar Holdings, Inc.(1)	1,927	124,812
ProAssurance Corp.	4,215	106,639
RLI Corp.	3,068	343,923
Safety Insurance Group, Inc.	1,197	101,781
Selective Insurance Group, Inc.	4,660	381,840
Selectquote, Inc.(1)	10,628	96,290
SiriusPoint, Ltd.(1)	7,085	57,601
State Auto Financial Corp.	1,338	69,161
Stewart Information Services Corp.	2,046	163,128
Tiptree, Inc.	2,311	31,961
Trean Insurance Group, Inc.(1)	1,026	9,142
Trupanion, Inc.(1)(2)	2,994	395,298
United Fire Group, Inc.	1,866	43,273
United Insurance Holdings Corp.	1,483	6,436
Universal Insurance Holdings, Inc.	2,530	43,010
		$ 4,640,874
Interactive Media & Services — 0.5%
CarGurus, Inc.(1)	7,351	$ 247,288
Cars.com, Inc.(1)	5,290	85,116
Eventbrite, Inc., Class A(1)	5,885	102,634
EverQuote, Inc., Class A(1)	1,239	19,403
fuboTV, Inc.(1)(2)	10,311	160,027
Liberty TripAdvisor Holdings, Inc., Class A(1)	6,271	13,608
MediaAlpha, Inc., Class A(1)	1,490	23,006
Outbrain, Inc.(1)	619	8,666
QuinStreet, Inc.(1)	4,141	75,325
Society Pass, Inc.(1)	245	2,550
TrueCar, Inc.(1)	7,838	26,649
Yelp, Inc.(1)	5,683	205,952
Ziff Davis, Inc.(1)	3,400	376,924
		$ 1,347,148
Internet & Direct Marketing Retail — 0.5%
1-800-Flowers.com, Inc., Class A(1)	2,081	$ 48,633
1stdibs.com, Inc.(1)	515	6,443
aka Brands Holding Corp.(1)	737	6,817
CarParts.com, Inc.(1)	3,715	41,608
Duluth Holdings, Inc., Class B(1)	634	9,624
Groupon, Inc.(1)(2)	2,006	46,459
Lands' End, Inc.(1)	1,134	22,260
Liquidity Services, Inc.(1)	2,122	46,854
Security	Shares	Value
Internet & Direct Marketing Retail (continued)
Lulu's Fashion Lounge Holdings, Inc.(1)	448	$ 4,583
Overstock.com, Inc.(1)	3,371	198,923
PetMed Express, Inc.(2)	1,778	44,912
Porch Group, Inc.(1)	5,911	92,152
Quotient Technology, Inc.(1)	7,590	56,318
RealReal, Inc. (The)(1)(2)	6,166	71,587
Rent the Runway, Inc., Class A(1)	1,326	10,807
Revolve Group, Inc.(1)	2,816	157,809
Shutterstock, Inc.	1,794	198,919
Stitch Fix, Inc., Class A(1)	6,294	119,082
Xometry, Inc., Class A(1)	618	31,673
		$ 1,215,463
IT Services — 1.5%
BigCommerce Holdings, Inc., Series 1(1)	3,684	$ 130,303
Brightcove, Inc.(1)	3,175	32,449
Cantaloupe, Inc.(1)	4,569	40,573
Cass Information Systems, Inc.	1,244	48,914
Conduent, Inc.(1)	13,421	71,668
CSG Systems International, Inc.	2,496	143,820
DigitalOcean Holdings, Inc.(1)	3,898	313,126
EVERTEC, Inc.	4,750	237,405
Evo Payments, Inc., Class A(1)	3,485	89,216
ExlService Holdings, Inc.(1)	2,575	372,783
Flywire Corp.(1)	4,869	185,314
GreenBox POS(1)	1,362	5,720
Grid Dynamics Holdings, Inc.(1)	3,515	133,465
Hackett Group, Inc. (The)	1,931	39,643
I3 Verticals, Inc., Class A(1)	1,552	35,370
IBEX Holdings, Ltd.(1)	410	5,285
International Money Express, Inc.(1)	2,539	40,522
Limelight Networks, Inc.(1)	10,253	35,168
LiveRamp Holdings, Inc.(1)	5,104	244,737
MAXIMUS, Inc.	4,809	383,133
MoneyGram International, Inc.(1)	6,865	54,165
Paya Holdings, Inc.(1)	6,446	40,868
Perficient, Inc.(1)	2,495	322,579
Priority Technology Holdings, Inc.(1)	578	4,092
Rackspace Technology, Inc.(1)	4,217	56,803
Remitly Global, Inc.(1)	949	19,568
Repay Holdings Corp.(1)(2)	6,641	121,331
StarTek, Inc.(1)	1,434	7,485
TTEC Holdings, Inc.	1,476	133,652
Tucows, Inc., Class A(1)	790	66,218
Unisys Corp.(1)	5,033	103,529

22
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
IT Services (continued)
Verra Mobility Corp.(1)	11,124	$ 171,643
		$ 3,690,547
Leisure Products — 0.5%
Acushnet Holdings Corp.	2,628	$ 139,494
American Outdoor Brands, Inc.(1)	1,183	23,577
AMMO, Inc.(1)(2)	6,601	35,975
Callaway Golf Co.(1)	9,076	249,045
Clarus Corp.	1,811	50,201
Escalade, Inc.	888	14,022
Genius Brands International, Inc.(1)(2)	22,131	23,238
Johnson Outdoors, Inc., Class A	405	37,944
Latham Group, Inc.(1)	2,466	61,724
Malibu Boats, Inc., Class A(1)	1,589	109,212
Marine Products Corp.	813	10,163
MasterCraft Boat Holdings, Inc.(1)	1,615	45,753
Nautilus, Inc.(1)(2)	2,617	16,042
Smith + Wesson Brands, Inc.	3,675	65,415
Solo Brands, Inc., Class A(1)	906	14,161
Sturm Ruger & Co., Inc.(2)	1,347	91,623
Vista Outdoor, Inc.(1)	4,408	203,077
		$ 1,190,666
Life Sciences Tools & Services — 0.8%
Absci Corp.(1)	1,064	$ 8,725
Akoya Biosciences, Inc.(1)	599	9,171
Alpha Teknova, Inc.(1)	534	10,936
Berkeley Lights, Inc.(1)(2)	3,760	68,357
Bionano Genomics, Inc.(1)(2)	22,055	65,944
ChromaDex Corp.(1)	3,310	12,379
Codex DNA, Inc.(1)(2)	595	6,426
Codexis, Inc.(1)	4,645	145,249
Cytek Biosciences, Inc.(1)	1,231	20,090
Fluidigm Corp.(1)(2)	6,011	23,563
Harvard Bioscience, Inc.(1)	3,333	23,498
Inotiv, Inc.(1)(2)	1,015	42,701
IsoPlexis Corp.(1)	650	5,974
MaxCyte, Inc.(1)(2)	7,417	75,579
Medpace Holdings, Inc.(1)	2,268	493,608
NanoString Technologies, Inc.(1)	3,557	150,212
NeoGenomics, Inc.(1)	8,828	301,211
Pacific Biosciences of California, Inc.(1)(2)	14,908	305,018
Personalis, Inc.(1)	2,791	39,828
Quanterix Corp.(1)	2,420	102,608
Rapid Micro Biosystems, Inc., Class A(1)	613	6,522
Seer, Inc.(1)(2)	3,190	72,764
Security	Shares	Value
Life Sciences Tools & Services (continued)
Singular Genomics Systems, Inc.(1)	908	$ 10,496
		$ 2,000,859
Machinery — 3.5%
AgEagle Aerial Systems, Inc.(1)(2)	5,233	$ 8,216
Alamo Group, Inc.	804	118,333
Albany International Corp., Class A	2,359	208,653
Altra Industrial Motion Corp.	5,081	262,027
Astec Industries, Inc.	1,870	129,535
Barnes Group, Inc.	3,822	178,067
Blue Bird Corp.(1)	1,311	20,504
Chart Industries, Inc.(1)	2,855	455,344
CIRCOR International, Inc.(1)	1,669	45,363
Columbus McKinnon Corp.	2,183	100,986
Commercial Vehicle Group, Inc.(1)	2,513	20,255
Desktop Metal, Inc., Class A(1)(2)	13,685	67,741
Douglas Dynamics, Inc.	1,952	76,245
Energy Recovery, Inc.(1)	3,367	72,357
Enerpac Tool Group Corp.	4,678	94,870
EnPro Industries, Inc.	1,619	178,203
ESCO Technologies, Inc.	1,961	176,470
Evoqua Water Technologies Corp.(1)	9,075	424,256
Federal Signal Corp.	4,620	200,231
Franklin Electric Co., Inc.	3,555	336,161
Gorman-Rupp Co. (The)	1,774	79,032
Greenbrier Cos., Inc. (The)	2,622	120,323
Helios Technologies, Inc.	2,542	267,342
Hillenbrand, Inc.	5,594	290,832
Hydrofarm Holdings Group, Inc.(1)	2,984	84,417
Hyliion Holdings Corp.(1)(2)	9,193	56,997
Hyster-Yale Materials Handling, Inc.	806	33,127
Ideanomics, Inc.(1)(2)	32,035	38,442
John Bean Technologies Corp.	2,461	377,911
Kadant, Inc.	883	203,514
Kennametal, Inc.	6,410	230,183
Lindsay Corp.	855	129,960
Luxfer Holdings PLC	2,400	46,344
Manitowoc Co., Inc. (The)(1)	2,727	50,695
Mayville Engineering Co., Inc.(1)	556	8,290
Meritor, Inc.(1)	5,202	128,905
Miller Industries, Inc.	1,050	35,070
Mueller Industries, Inc.	4,308	255,723
Mueller Water Products, Inc., Class A	12,351	177,854
Nikola Corp.(1)	17,252	170,277
NN, Inc.(1)	3,488	14,301
Omega Flex, Inc.	248	31,484
Park-Ohio Holdings Corp.	726	15,369

23
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Machinery (continued)
Proto Labs, Inc.(1)	2,175	$ 111,686
RBC Bearings, Inc.(1)	2,180	440,295
REV Group, Inc.	2,574	36,422
Shyft Group, Inc. (The)	2,714	133,339
SPX Corp.(1)	3,497	208,701
SPX FLOW, Inc.	3,305	285,816
Standex International Corp.	1,000	110,660
Tennant Co.	1,415	114,672
Terex Corp.	5,366	235,836
Titan International, Inc.(1)	3,959	43,391
Trinity Industries, Inc.	6,042	182,468
Wabash National Corp.	3,910	76,323
Watts Water Technologies, Inc., Class A	2,158	419,019
Welbilt, Inc.(1)	10,023	238,247
		$ 8,657,084
Marine — 0.2%
Costamare, Inc.	4,298	$ 54,370
Eagle Bulk Shipping, Inc.	653	29,712
Genco Shipping & Trading, Ltd.	2,519	40,304
Matson, Inc.	3,214	289,356
Safe Bulkers, Inc.(1)	4,225	15,928
		$ 429,670
Media — 0.9%
Advantage Solutions, Inc.(1)(2)	5,990	$ 48,040
AMC Networks, Inc., Class A(1)	2,381	82,002
Audacy, Inc.(1)	10,833	27,841
Boston Omaha Corp., Class A(1)	1,383	39,734
Cardlytics, Inc.(1)	2,507	165,688
Clear Channel Outdoor Holdings, Inc.(1)	28,478	94,262
comScore, Inc.(1)	4,319	14,425
Daily Journal Corp.(1)	88	31,392
Digital Media Solutions, Inc., Class A(1)	236	1,128
Emerald Holding, Inc.(1)	2,053	8,150
Entravision Communications Corp., Class A	5,618	38,090
EW Scripps Co. (The), Class A(1)	4,675	90,461
Fluent, Inc.(1)	2,683	5,339
Gannett Co., Inc.(1)	10,067	53,657
Gray Television, Inc.	6,701	135,092
Hemisphere Media Group, Inc.(1)	1,449	10,534
iHeartMedia, Inc., Class A(1)	8,782	184,773
Integral Ad Science Holding Corp.(1)	1,301	28,895
John Wiley & Sons, Inc., Class A	3,384	193,802
Magnite, Inc.(1)(2)	9,955	174,213
National CineMedia, Inc.	5,225	14,682
Security	Shares	Value
Media (continued)
Scholastic Corp.	2,038	$ 81,439
Sinclair Broadcast Group, Inc., Class A	3,764	99,483
Stagwell, Inc.(1)	4,901	42,492
TechTarget, Inc.(1)	1,981	189,502
TEGNA, Inc.	17,344	321,905
Thryv Holdings, Inc.(1)	507	20,853
WideOpenWest, Inc.(1)	4,110	88,447
		$ 2,286,321
Metals & Mining — 1.1%
Allegheny Technologies, Inc.(1)	9,766	$ 155,572
Arconic Corp.(1)	8,259	272,630
Carpenter Technology Corp.	3,863	112,761
Century Aluminum Co.(1)	4,377	72,483
Coeur Mining, Inc.(1)	19,006	95,790
Commercial Metals Co.	9,208	334,158
Compass Minerals International, Inc.	2,622	133,932
Constellium SE(1)	9,626	172,402
Ferroglobe Representation & Warranty Insurance Trust(1)(4)	5,015	0
Gatos Silver, Inc.(1)	3,557	36,922
Haynes International, Inc.	1,062	42,831
Hecla Mining Co.	41,687	217,606
Kaiser Aluminum Corp.	1,239	116,392
Materion Corp.	1,598	146,920
MP Materials Corp.(1)	5,920	268,886
Novagold Resources, Inc.(1)	19,333	132,624
Olympic Steel, Inc.	846	19,881
Perpetua Resources Corp.(1)	2,101	9,980
PolyMet Mining Corp.(1)	2,264	5,660
Ryerson Holding Corp.	965	25,138
Schnitzer Steel Industries, Inc., Class A	2,033	105,553
SunCoke Energy, Inc.	6,534	43,059
TimkenSteel Corp.(1)	3,716	61,314
Warrior Met Coal, Inc.	3,946	101,452
Worthington Industries, Inc.	2,593	141,733
		$ 2,825,679
Mortgage Real Estate Investment Trusts (REITs) — 1.2%
AFC Gamma, Inc.	569	$ 12,950
Angel Oak Mortgage, Inc.	557	9,124
Apollo Commercial Real Estate Finance, Inc.	11,004	144,813
Arbor Realty Trust, Inc.(2)	11,125	203,810
Ares Commercial Real Estate Corp.	3,355	48,782
ARMOUR Residential REIT, Inc.(2)	6,323	62,029
Blackstone Mortgage Trust, Inc., Class A	12,289	376,289
BrightSpire Capital, Inc.	6,877	70,558

24
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) (continued)
Broadmark Realty Capital, Inc.(2)	10,466	$ 98,694
Chimera Investment Corp.	18,054	272,254
Dynex Capital, Inc.(2)	2,384	39,837
Ellington Financial, Inc.	4,162	71,129
Franklin BSP Realty Trust, Inc.	2,684	40,099
Granite Point Mortgage Trust, Inc.	4,738	55,482
Great Ajax Corp.	1,593	20,964
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(2)	5,976	317,445
Invesco Mortgage Capital, Inc.	22,370	62,189
KKR Real Estate Finance Trust, Inc.	2,732	56,908
Ladder Capital Corp.	9,254	110,955
MFA Financial, Inc.	34,716	158,305
New York Mortgage Trust, Inc.	29,773	110,756
Orchid Island Capital, Inc.(2)	9,475	42,637
PennyMac Mortgage Investment Trust	7,980	138,293
Ready Capital Corp.	4,965	77,603
Redwood Trust, Inc.	9,115	120,227
TPG RE Finance Trust, Inc.	5,301	65,308
Two Harbors Investment Corp.	26,598	153,470
		$ 2,940,910
Multiline Retail — 0.4%
Big Lots, Inc.	2,489	$ 112,129
Dillard's, Inc., Class A	451	110,504
Franchise Group, Inc.	2,222	115,900
Macy's, Inc.	24,537	642,379
		$ 980,912
Multi-Utilities — 0.4%
Avista Corp.	5,527	$ 234,842
Black Hills Corp.	4,945	348,969
NorthWestern Corp.(2)	3,983	227,668
Unitil Corp.	1,244	57,212
		$ 868,691
Oil, Gas & Consumable Fuels — 3.3%
Aemetis, Inc.(1)	1,820	$ 22,386
Alto Ingredients, Inc.(1)	5,608	26,974
Altus Midstream Co., Class A	256	15,695
Antero Resources Corp.(1)	22,440	392,700
Arch Resources, Inc.(2)	1,159	105,840
Berry Corp.	5,491	46,234
Brigham Minerals, Inc., Class A	3,175	66,961
California Resources Corp.	6,335	270,568
Callon Petroleum Co.(1)(2)	3,675	173,644
Centennial Resource Development, Inc., Class A(1)	14,198	84,904
Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Centrus Energy Corp., Class A(1)	741	$ 36,983
Chesapeake Energy Corp.(2)	8,126	524,290
Civitas Resources, Inc.	3,360	164,539
Clean Energy Fuels Corp.(1)	12,133	74,375
CNX Resources Corp.(1)	16,595	228,181
Comstock Resources, Inc.(1)	7,181	58,094
CONSOL Energy, Inc.(1)	2,417	54,890
Crescent Energy, Inc., Class A(1)(2)	2,320	29,418
CVR Energy, Inc.	2,550	42,866
Delek US Holdings, Inc.(1)	5,349	80,182
Denbury, Inc.(1)	3,956	302,990
DHT Holdings, Inc.	11,353	58,922
Dorian LPG, Ltd.	2,343	29,733
Earthstone Energy, Inc., Class A(1)	1,654	18,095
Energy Fuels, Inc.(1)	11,554	88,157
Equitrans Midstream Corp.	32,071	331,614
Falcon Minerals Corp.	3,404	16,577
Frontline, Ltd. / Bermuda(1)	9,366	66,218
Gevo, Inc.(1)(2)	15,305	65,505
Golar LNG, Ltd.(1)	8,457	104,782
Green Plains, Inc.(1)	3,659	127,187
HighPeak Energy, Inc.	391	5,724
International Seaways, Inc.	3,231	47,431
Kosmos Energy, Ltd.(1)	34,681	119,996
Laredo Petroleum, Inc.(1)(2)	986	59,288
Magnolia Oil & Gas Corp., Class A	10,918	206,023
Matador Resources Co.	8,684	320,613
Murphy Oil Corp.	11,492	300,056
Nordic American Tankers, Ltd.(2)	11,683	19,744
Northern Oil and Gas, Inc.	3,751	77,196
Oasis Petroleum, Inc.	1,582	199,316
Ovintiv, Inc.	20,462	689,569
Par Pacific Holdings, Inc.(1)	3,112	51,317
PBF Energy, Inc., Class A(1)	7,855	101,879
PDC Energy, Inc.	7,536	367,606
Peabody Energy Corp.(1)	6,948	69,966
Range Resources Corp.(1)	18,749	334,295
Ranger Oil Corp.(1)	1,641	44,176
Renewable Energy Group, Inc.(1)	3,508	148,880
REX American Resources Corp.(1)	441	42,336
Riley Exploration Permian, Inc.	180	3,478
Scorpio Tankers, Inc.	3,824	48,985
SFL Corp., Ltd.	9,585	78,118
SM Energy Co.	9,284	273,692
Southwestern Energy Co.(1)	78,553	366,057
Talos Energy, Inc.(1)	2,891	28,332
Teekay Corp.(1)	5,446	17,100

25
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Teekay Tankers, Ltd., Class A(1)	1,870	$ 20,383
Tellurian, Inc.(1)(2)	27,611	85,042
Uranium Energy Corp.(1)	19,805	66,347
Ur-Energy, Inc.(1)	14,187	17,308
W&T Offshore, Inc.(1)	8,233	26,593
Whiting Petroleum Corp.(1)	3,089	199,797
World Fuel Services Corp.	4,892	129,491
		$ 8,275,638
Paper & Forest Products — 0.1%
Clearwater Paper Corp.(1)	1,465	$ 53,722
Glatfelter Corp.	3,755	64,586
Neenah, Inc.	1,433	66,319
Schweitzer-Mauduit International, Inc.	2,615	78,188
Verso Corp., Class A	2,350	63,497
		$ 326,312
Personal Products — 0.5%
Beauty Health Co. (The)(1)	6,686	$ 161,534
BellRing Brands, Inc., Class A(1)	3,123	89,099
Edgewell Personal Care Co.	4,259	194,679
elf Beauty, Inc.(1)	3,854	127,991
Honest Co. Inc. (The)(1)(2)	6,574	53,184
Inter Parfums, Inc.	1,382	147,736
Medifast, Inc.	919	192,466
Nature's Sunshine Products, Inc.	1,018	18,833
Nu Skin Enterprises, Inc., Class A	3,897	197,773
Revlon, Inc., Class A(1)	576	6,532
Thorne HealthTech, Inc.(1)	519	3,223
USANA Health Sciences, Inc.(1)	927	93,812
Veru, Inc.(1)	4,379	25,792
		$ 1,312,654
Pharmaceuticals — 1.4%
9 Meters Biopharma, Inc.(1)	16,663	$ 16,308
Aclaris Therapeutics, Inc.(1)	3,979	57,855
Aerie Pharmaceuticals, Inc.(1)(2)	3,106	21,804
Amneal Pharmaceuticals, Inc.(1)	8,537	40,892
Amphastar Pharmaceuticals, Inc.(1)	3,073	71,570
Ampio Pharmaceuticals, Inc.(1)	14,914	8,501
Angion Biomedica Corp.(1)	1,669	4,840
ANI Pharmaceuticals, Inc.(1)	781	35,988
Antares Pharma, Inc.(1)	14,209	50,726
Arvinas, Inc.(1)	3,641	299,072
Atea Pharmaceuticals, Inc.(1)	5,064	45,272
Athira Pharma, Inc.(1)(2)	2,529	32,953
Security	Shares	Value
Pharmaceuticals (continued)
Axsome Therapeutics, Inc.(1)(2)	2,179	$ 82,323
BioDelivery Sciences International, Inc.(1)	7,195	22,304
Cara Therapeutics, Inc.(1)	3,311	40,328
Cassava Sciences, Inc.(1)(2)	3,000	131,100
Citius Pharmaceuticals, Inc.(1)(2)	8,903	13,711
Collegium Pharmaceutical, Inc.(1)	2,817	52,622
Corcept Therapeutics, Inc.(1)	7,581	150,104
CorMedix, Inc.(1)	2,679	12,189
Cymabay Therapeutics, Inc.(1)(2)	5,958	20,138
DICE Therapeutics, Inc.(1)	1,076	27,234
Durect Corp.(1)(2)	17,472	17,226
Edgewise Therapeutics, Inc.(1)(2)	2,990	45,687
Endo International PLC(1)	18,425	69,278
Esperion Therapeutics, Inc.(1)	2,273	11,365
Evolus, Inc.(1)	2,529	16,464
EyePoint Pharmaceuticals, Inc.(1)	1,657	20,282
Fulcrum Therapeutics, Inc.(1)(2)	2,042	36,123
Harmony Biosciences Holdings, Inc.(1)	1,753	74,748
Ikena Oncology, Inc.(1)(2)	2,142	26,861
Innoviva, Inc.(1)	3,324	57,339
Intra-Cellular Therapies, Inc.(1)	5,570	291,534
Kala Pharmaceuticals, Inc.(1)(2)	3,497	4,231
Kaleido Biosciences, Inc.(1)	995	2,378
KemPharm, Inc.(1)(2)	2,241	19,519
Landos Biopharma, Inc.(1)	515	2,472
Marinus Pharmaceuticals, Inc.(1)(2)	2,896	34,404
Mind Medicine MindMed, Inc.(1)	25,253	34,849
NGM Biopharmaceuticals, Inc.(1)	2,499	44,257
Nuvation Bio, Inc.(1)(2)	12,286	104,431
Ocular Therapeutix, Inc.(1)	5,745	40,043
Omeros Corp.(1)(2)	4,994	32,111
Oramed Pharmaceuticals, Inc.(1)	2,094	29,902
Pacira BioSciences, Inc.(1)	3,468	208,670
Paratek Pharmaceuticals, Inc.(1)(2)	3,554	15,957
Phathom Pharmaceuticals, Inc.(1)	1,588	31,236
Phibro Animal Health Corp., Class A	1,619	33,060
Pliant Therapeutics, Inc.(1)(2)	1,954	26,379
Prestige Consumer Healthcare, Inc.(1)	3,927	238,173
Provention Bio, Inc.(1)(2)	3,744	21,041
Rain Therapeutics, Inc.(1)	1,230	15,842
Reata Pharmaceuticals, Inc., Class A(1)(2)	2,153	56,775
Relmada Therapeutics, Inc.(1)	1,242	27,982
Revance Therapeutics, Inc.(1)	5,362	87,508
Seelos Therapeutics, Inc.(1)(2)	5,944	9,689
SIGA Technologies, Inc.(1)	4,584	34,472
Supernus Pharmaceuticals, Inc.(1)	3,766	109,817
Tarsus Pharmaceuticals, Inc.(1)	515	11,587

26
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Pharmaceuticals (continued)
Terns Pharmaceuticals, Inc.(1)	708	$ 5,006
TherapeuticsMD, Inc.(1)(2)	27,432	9,752
Theravance Biopharma, Inc.(1)	4,637	51,239
Theseus Pharmaceuticals, Inc.(1)	889	11,272
Ventyx Biosciences, Inc.(1)	807	16,027
Verrica Pharmaceuticals, Inc.(1)(2)	1,080	9,893
WaVe Life Sciences, Ltd.(1)	2,106	6,613
Zogenix, Inc.(1)	4,397	71,451
		$ 3,362,779
Professional Services — 1.6%
Acacia Research Corp.(1)	4,242	$ 21,762
ASGN, Inc.(1)	3,985	491,749
Atlas Technical Consultants, Inc.(1)	1,056	8,892
Barrett Business Services, Inc.	606	41,850
CBIZ, Inc.(1)	3,836	150,064
CRA International, Inc.	558	52,095
Exponent, Inc.	4,062	474,157
First Advantage Corp.(1)	4,254	80,996
Forrester Research, Inc.(1)	966	56,733
Franklin Covey Co.(1)	1,007	46,685
Heidrick & Struggles International, Inc.	1,525	66,688
HireQuest, Inc.	399	8,044
HireRight Holdings Corp.(1)	1,733	27,728
Huron Consulting Group, Inc.(1)	1,753	87,475
ICF International, Inc.	1,480	151,774
Insperity, Inc.	2,849	336,495
KBR, Inc.	11,041	525,772
Kelly Services, Inc., Class A	2,680	44,944
Kforce, Inc.	1,567	117,870
Korn Ferry	4,165	315,415
ManTech International Corp. / VA, Class A	2,150	156,800
Mistras Group, Inc.(1)	1,338	9,941
Resources Connection, Inc.	2,400	42,816
Sterling Check Corp.(1)	1,281	26,273
TriNet Group, Inc.(1)	3,179	302,832
TrueBlue, Inc.(1)	2,943	81,433
Upwork, Inc.(1)	9,146	312,427
Willdan Group, Inc.(1)	898	31,610
		$ 4,071,320
Real Estate Management & Development — 0.7%
Cushman & Wakefield PLC(1)	10,637	$ 236,567
eXp World Holdings, Inc.	4,867	163,969
Fathom Holdings, Inc.(1)(2)	407	8,327
Forestar Group, Inc.(1)	1,430	31,103
Security	Shares	Value
Real Estate Management & Development (continued)
FRP Holdings, Inc.(1)	588	$ 33,986
Kennedy-Wilson Holdings, Inc.	9,417	224,878
Marcus & Millichap, Inc.(1)	1,962	100,965
Newmark Group, Inc., Class A	11,440	213,928
Rafael Holdings, Inc., Class B(1)	770	3,927
RE / MAX Holdings, Inc., Class A	1,564	47,686
Realogy Holdings Corp.(1)	9,326	156,770
Redfin Corp.(1)(2)	7,977	306,237
RMR Group, Inc. (The), Class A	1,361	47,199
St. Joe Co. (The)	2,613	136,007
Tejon Ranch Co.(1)	1,572	29,994
		$ 1,741,543
Road & Rail — 0.9%
ArcBest Corp.	1,957	$ 234,546
Avis Budget Group, Inc.(1)	3,195	662,547
Covenant Logistics Group, Inc.(1)	905	23,919
Daseke, Inc.(1)	3,920	39,357
Heartland Express, Inc.	3,887	65,379
HyreCar, Inc.(1)(2)	1,374	6,472
Marten Transport, Ltd.	5,049	86,641
PAM Transportation Services, Inc.(1)	374	26,558
Saia, Inc.(1)	2,074	699,000
Universal Truckload Services, Inc.	475	8,959
US Xpress Enterprises, Inc., Class A(1)	1,727	10,137
Werner Enterprises, Inc.	4,874	232,295
Yellow Corp.(1)	3,948	49,705
		$ 2,145,515
Semiconductors & Semiconductor Equipment — 3.5%
Alpha & Omega Semiconductor, Ltd.(1)	1,700	$ 102,952
Ambarella, Inc.(1)	2,735	554,904
Amkor Technology, Inc.	8,120	201,295
Atomera, Inc.(1)(2)	1,466	29,496
Axcelis Technologies, Inc.(1)	2,553	190,352
AXT, Inc.(1)	3,267	28,782
CEVA, Inc.(1)	1,882	81,378
CMC Materials, Inc.	2,194	420,568
Cohu, Inc.(1)	3,598	137,048
Diodes, Inc.(1)	3,342	366,985
FormFactor, Inc.(1)	6,098	278,801
Ichor Holdings, Ltd.(1)	2,200	101,266
Impinj, Inc.(1)	1,504	133,405
Kopin Corp.(1)(2)	6,085	24,888
Kulicke & Soffa Industries, Inc.	4,801	290,652
Lattice Semiconductor Corp.(1)	10,595	816,451

27
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
MACOM Technology Solutions Holdings, Inc.(1)	3,818	$ 298,949
MaxLinear, Inc.(1)	5,440	410,122
Meta Materials, Inc.(1)(2)	16,796	41,318
NeoPhotonics Corp.(1)	4,198	64,523
NVE Corp.	408	27,866
Onto Innovation, Inc.(1)	3,734	377,993
PDF Solutions, Inc.(1)	2,532	80,492
Photronics, Inc.(1)	4,620	87,087
Power Integrations, Inc.	4,719	438,348
Rambus, Inc.(1)	8,317	244,437
Semtech Corp.(1)	5,072	451,053
Silicon Laboratories, Inc.(1)	3,083	636,393
SiTime Corp.(1)	1,231	360,117
SkyWater Technology, Inc.(1)	616	9,991
SMART Global Holdings, Inc.(1)	1,343	95,340
SunPower Corp.(1)(2)	6,461	134,841
Synaptics, Inc.(1)	3,030	877,215
Ultra Clean Holdings, Inc.(1)	3,443	197,490
Veeco Instruments, Inc.(1)(2)	4,143	117,951
		$ 8,710,749
Software — 5.3%
8x8, Inc.(1)	8,347	$ 139,896
A10 Networks, Inc.	4,968	82,369
ACI Worldwide, Inc.(1)	9,317	323,300
Agilysys, Inc.(1)	1,551	68,957
Alarm.com Holdings, Inc.(1)	3,708	314,475
Alkami Technology, Inc.(1)(2)	2,198	44,092
Altair Engineering, Inc., Class A(1)	3,545	274,099
American Software, Inc., Class A	2,315	60,584
Appfolio, Inc., Class A(1)	1,469	177,837
Appian Corp.(1)	3,084	201,108
Arteris, Inc.(1)	390	8,233
Asana, Inc., Class A(1)	5,506	410,472
Avaya Holdings Corp.(1)	6,471	128,126
AvidXchange Holdings, Inc.(1)	1,956	29,457
Benefitfocus, Inc.(1)	2,338	24,923
Blackbaud, Inc.(1)	3,795	299,729
Blackline, Inc.(1)	4,193	434,143
Bottomline Technologies (de), Inc.(1)	3,610	203,857
Box, Inc., Class A(1)	10,927	286,178
BTRS Holdings, Inc.(1)	4,961	38,795
Cerence, Inc.(1)(2)	2,967	227,391
ChannelAdvisor Corp.(1)	2,410	59,479
Cleanspark, Inc.(1)	2,567	24,438
Commvault Systems, Inc.(1)	3,514	242,185
Consensus Cloud Solutions, Inc.(1)	1,133	65,567
Security	Shares	Value
Software (continued)
CoreCard Corp.(1)	601	$ 23,319
Couchbase, Inc.(1)	742	18,520
CS Disco, Inc.(1)	593	21,200
Digimarc Corp.(1)(2)	926	36,558
Digital Turbine, Inc.(1)(2)	7,101	433,090
Domo, Inc., Class B(1)	2,113	104,805
E2open Parent Holdings, Inc.(1)(2)	15,369	173,055
Ebix, Inc.	2,269	68,978
eGain Corp.(1)	1,491	14,880
Enfusion, Inc., Class A(1)	1,682	35,221
EngageSmart, Inc.(1)	1,240	29,909
Envestnet, Inc.(1)	4,165	330,451
EverCommerce, Inc.(1)	1,274	20,065
GTY Technology Holdings, Inc.(1)	2,543	17,038
Instructure Holdings, Inc.(1)	919	22,038
Intapp, Inc.(1)	772	19,424
InterDigital, Inc.	2,504	179,361
JFrog, Ltd.(1)	4,046	120,166
Kaltura, Inc.(1)	1,335	4,499
LivePerson, Inc.(1)	5,071	181,136
Marathon Digital Holdings, Inc.(1)(2)	7,486	245,990
MeridianLink, Inc.(1)	970	20,933
MicroStrategy, Inc., Class A(1)	655	356,641
Mimecast, Ltd.(1)	4,786	380,822
Mitek Systems, Inc.(1)	3,089	54,830
Model N, Inc.(1)	2,795	83,934
Momentive Global, Inc.(1)	9,991	211,310
ON24, Inc.(1)	2,062	35,776
OneSpan, Inc.(1)	2,735	46,304
PagerDuty, Inc.(1)	6,330	219,967
Ping Identity Holding Corp.(1)	4,625	105,820
Progress Software Corp.	3,448	166,435
PROS Holdings, Inc.(1)	3,289	113,438
Q2 Holdings, Inc.(1)	4,288	340,639
Qualys, Inc.(1)	2,673	366,789
Rapid7, Inc.(1)	4,392	516,894
Rekor Systems, Inc.(1)	2,460	16,113
Rimini Street, Inc.(1)	3,438	20,525
Riot Blockchain, Inc.(1)(2)	6,946	155,104
SailPoint Technologies Holdings, Inc.(1)(2)	7,161	346,163
Sapiens International Corp. NV	2,264	77,995
SecureWorks Corp., Class A(1)	472	7,538
ShotSpotter, Inc.(1)(2)	604	17,830
Smith Micro Software, Inc.(1)	2,954	14,534
Sprout Social, Inc., Class A(1)	3,464	314,150
SPS Commerce, Inc.(1)	2,829	402,708
Stronghold Digital Mining, Inc., Class A(1)	570	7,324

28
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Software (continued)
Sumo Logic, Inc.(1)	6,397	$ 86,743
Telos Corp.(1)(2)	3,061	47,201
Tenable Holdings, Inc.(1)	7,115	391,823
Upland Software, Inc.(1)	2,219	39,809
Varonis Systems, Inc.(1)	8,251	402,484
Verint Systems, Inc.(1)	5,052	265,280
Veritone, Inc.(1)(2)	2,028	45,589
Viant Technology, Inc., Class A(1)	874	8,482
VirnetX Holding Corp.(1)(2)	5,078	13,203
Vonage Holdings Corp.(1)	19,068	396,424
Weave Communications, Inc.(1)	361	5,480
Workiva, Inc.(1)	3,326	434,010
Xperi Holding Corp.	8,231	155,648
Yext, Inc.(1)	8,933	88,615
Zuora, Inc., Class A(1)	8,630	161,208
		$ 13,211,908
Specialty Retail — 2.3%
Aaron's Co., Inc. (The)	2,660	$ 65,569
Abercrombie & Fitch Co., Class A(1)	4,524	157,571
Academy Sports & Outdoors, Inc.(1)	5,957	261,512
American Eagle Outfitters, Inc.(2)	11,935	302,194
America's Car-Mart, Inc.(1)	476	48,742
Arko Corp.(1)	9,255	81,166
Asbury Automotive Group, Inc.(1)	1,809	312,469
Barnes & Noble Education, Inc.(1)	3,013	20,519
Bed Bath & Beyond, Inc.(1)	8,060	117,515
Big 5 Sporting Goods Corp.	1,632	31,024
Boot Barn Holdings, Inc.(1)	2,323	285,845
Buckle, Inc. (The)	2,282	96,551
Caleres, Inc.	3,058	69,355
Camping World Holdings, Inc., Class A(2)	3,347	135,219
CarLotz, Inc.(1)	5,599	12,710
Cato Corp. (The), Class A	1,550	26,598
Chico's FAS, Inc.(1)	9,433	50,750
Children's Place, Inc. (The)(1)	1,078	85,475
Citi Trends, Inc.(1)	699	66,230
Conn's, Inc.(1)	1,614	37,961
Container Store Group, Inc. (The)(1)	2,581	25,758
Designer Brands, Inc., Class A(1)	5,217	74,134
Genesco, Inc.(1)	1,150	73,796
Group 1 Automotive, Inc.	1,378	269,013
GrowGeneration Corp.(1)	4,242	55,358
Guess?, Inc.	3,234	76,581
Haverty Furniture Cos., Inc.	1,371	41,911
Hibbett, Inc.	1,274	91,639
JOANN, Inc.	910	9,446
Security	Shares	Value
Specialty Retail (continued)
Kirkland's, Inc.(1)(2)	1,099	$ 16,408
Lazydays Holdings, Inc.(1)	576	12,407
Lumber Liquidators Holdings, Inc.(1)	2,470	42,163
MarineMax, Inc.(1)	1,632	96,353
Monro, Inc.	2,683	156,338
Murphy USA, Inc.	1,854	369,391
National Vision Holdings, Inc.(1)	6,258	300,321
ODP Corp. (The)(1)	3,565	140,033
OneWater Marine, Inc., Class A	718	43,776
Party City Holdco, Inc.(1)	8,666	48,270
Rent-A-Center, Inc.	5,170	248,367
Sally Beauty Holdings, Inc.(1)	8,712	160,824
Shift Technologies, Inc.(1)(2)	4,866	16,593
Shoe Carnival, Inc.	1,384	54,087
Signet Jewelers, Ltd.	4,089	355,866
Sleep Number Corp.(1)	1,771	135,659
Sonic Automotive, Inc., Class A	1,716	84,856
Sportsman's Warehouse Holdings, Inc.(1)	3,542	41,796
Tilly's, Inc., Class A	1,890	30,448
Torrid Holdings, Inc.(1)	979	9,673
TravelCenters of America, Inc.(1)	979	50,536
Urban Outfitters, Inc.(1)	5,380	157,957
Winmark Corp.	277	68,776
Zumiez, Inc.(1)	1,698	81,487
		$ 5,704,996
Technology Hardware, Storage & Peripherals — 0.3%
3D Systems Corp.(1)	9,520	$ 205,061
Avid Technology, Inc.(1)	2,835	92,336
Corsair Gaming, Inc.(1)(2)	1,920	40,339
Diebold Nixdorf, Inc.(1)	5,880	53,214
Eastman Kodak Co.(1)(2)	3,518	16,464
Quantum Corp.(1)	4,380	24,178
Super Micro Computer, Inc.(1)	3,523	154,836
Turtle Beach Corp.(1)	1,190	26,489
		$ 612,917
Textiles, Apparel & Luxury Goods — 0.7%
Crocs, Inc.(1)	4,504	$ 577,503
Fossil Group, Inc.(1)	3,623	37,281
G-III Apparel Group, Ltd.(1)	3,579	98,924
Kontoor Brands, Inc.	4,067	208,434
Movado Group, Inc.	1,238	51,785
Oxford Industries, Inc.	1,242	126,088
PLBY Group, Inc.(1)	2,227	59,327
Rocky Brands, Inc.	588	23,402

29
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Steven Madden, Ltd.	6,236	$ 289,787
Superior Group of Cos., Inc.	933	20,470
Unifi, Inc.(1)	1,199	27,757
Vera Bradley, Inc.(1)	1,814	15,437
Wolverine World Wide, Inc.	6,377	183,721
		$ 1,719,916
Thrifts & Mortgage Finance — 1.4%
Axos Financial, Inc.(1)	4,474	$ 250,141
Blue Foundry Bancorp(1)	2,149	31,440
Bridgewater Bancshares, Inc.(1)	1,907	33,735
Capitol Federal Financial, Inc.	9,963	112,881
Columbia Financial, Inc.(1)	3,148	65,667
Enact Holdings, Inc.	1,142	23,605
Essent Group, Ltd.	8,375	381,314
Federal Agricultural Mortgage Corp., Class C	688	85,264
Finance of America Cos., Inc., Class A(1)(2)	2,618	10,394
Flagstar Bancorp, Inc.	4,030	193,198
FS Bancorp, Inc.	534	17,958
Hingham Institution for Savings (The)	102	42,828
Home Bancorp, Inc.	638	26,483
Home Point Capital, Inc.(2)	600	2,700
Kearny Financial Corp.	5,244	69,483
Luther Burbank Corp.	1,786	25,075
Merchants Bancorp	731	34,598
Mr. Cooper Group, Inc.(1)	4,782	198,979
NMI Holdings, Inc., Class A(1)	6,584	143,860
Northfield Bancorp, Inc.	3,620	58,499
Northwest Bancshares, Inc.	9,836	139,278
Ocwen Financial Corp.(1)	641	25,621
PCSB Financial Corp.	1,066	20,297
PennyMac Financial Services, Inc.	2,518	175,706
Pioneer Bancorp, Inc.(1)	918	10,392
Premier Financial Corp.	3,134	96,872
Provident Bancorp, Inc.	1,419	26,393
Provident Financial Services, Inc.	6,090	147,500
Radian Group, Inc.	14,296	302,075
Southern Missouri Bancorp, Inc.	690	35,997
TrustCo Bank Corp.	1,565	52,130
Velocity Financial, Inc.(1)(2)	672	9,206
Walker & Dunlop, Inc.	2,242	338,273
Washington Federal, Inc.	5,193	173,342
Waterstone Financial, Inc.	1,822	39,829
WSFS Financial Corp.	3,604	180,633
		$ 3,581,646
Security	Shares	Value
Tobacco — 0.1%
22nd Century Group, Inc.(1)(2)	11,838	$ 36,579
Turning Point Brands, Inc.	1,011	38,196
Universal Corp.	1,896	104,128
Vector Group, Ltd.	11,264	129,311
		$ 308,214
Trading Companies & Distributors — 1.5%
Alta Equipment Group, Inc.(1)	1,505	$ 22,033
Applied Industrial Technologies, Inc.	3,044	312,619
Beacon Roofing Supply, Inc.(1)	4,442	254,749
BlueLinx Holdings, Inc.(1)	703	67,319
Boise Cascade Co.	3,044	216,733
Custom Truck One Source, Inc.(1)(2)	3,543	28,344
DXP Enterprises, Inc.(1)	1,272	32,652
EVI Industries, Inc.(1)	308	9,619
GATX Corp.	2,708	282,147
Global Industrial Co.	1,000	40,900
GMS, Inc.(1)	3,426	205,937
H&E Equipment Services, Inc.	2,486	110,055
Herc Holdings, Inc.	1,979	309,813
Karat Packaging, Inc.(1)	359	7,255
Lawson Products, Inc.(1)	447	24,473
McGrath RentCorp	1,962	157,470
MRC Global, Inc.(1)	6,928	47,665
NOW, Inc.(1)	9,243	78,935
Rush Enterprises, Inc., Class A	3,238	180,162
Rush Enterprises, Inc., Class B	564	30,439
Textainer Group Holdings, Ltd.	3,758	134,198
Titan Machinery, Inc.(1)	1,521	51,243
Transcat, Inc.(1)	601	55,550
Triton International, Ltd.	5,234	315,244
Veritiv Corp.(1)	1,183	145,000
WESCO International, Inc.(1)	3,492	459,512
Willis Lease Finance Corp.(1)	332	12,500
		$ 3,592,566
Water Utilities — 0.4%
American States Water Co.	2,893	$ 299,252
Artesian Resources Corp., Class A	703	32,570
Cadiz, Inc.(1)	1,074	4,146
California Water Service Group	4,020	288,877
Global Water Resources, Inc.	641	10,961
Middlesex Water Co.	1,398	168,179
Pure Cycle Corp.(1)	1,502	21,929
SJW Group	2,210	161,772

30
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Water Utilities (continued)
York Water Co. (The)	1,157	$ 57,596
		$ 1,045,282
Wireless Telecommunication Services — 0.2%
Gogo, Inc.(1)(2)	5,004	$ 67,704
Shenandoah Telecommunications Co.	3,920	99,960
Telephone & Data Systems, Inc.	7,925	159,689
United States Cellular Corp.(1)	1,199	37,792
		$ 365,145
Total Common Stocks (identified cost $154,406,224)		$232,189,719

Exchange-Traded Funds — 1.3%

Security	Shares	Value
Equity Funds — 1.3%
iShares Russell 2000 ETF(2)	15,000	$ 3,336,750
Total Exchange-Traded Funds (identified cost $2,523,039)		$ 3,336,750

Rights — 0.0%(3)

Security	Shares	Value
Biotechnology — 0.0%(3)
Aduro Biotech, Inc. CVR(1)(4)(5)	1,109	$ 0
GTx, Inc. CVR(1)(4)(5)	57	0
Prevail Therapeutics, Inc. CVR(1)(2)(4)(5)	1,221	610
Tobira Therapeutics, Inc. CVR(1)(4)(5)	690	9,481
		$ 10,091
Health Care Equipment & Supplies — 0.0%(3)
Elanco Animal Health, Inc. CVR(1)(4)(5)	3,555	$ 379
Flexion Therapeutics, Inc. CVR(1)(4)(5)	3,730	2,313
		$ 2,692
Pharmaceuticals — 0.0%
Progenic Pharmaceuticals, Inc. CVR(1)(4)(5)	7,261	$ 0
		$ 0
Total Rights (identified cost $3,172)		$ 12,783

Short-Term Investments — 8.4%
Affiliated Fund — 4.5%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.06%(6)	11,109,283	$ 11,109,283
Total Affiliated Fund (identified cost $11,109,184)		$ 11,109,283
Securities Lending Collateral — 3.5%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(7)	8,541,296	$ 8,541,296
Total Securities Lending Collateral (identified cost $8,541,296)		$ 8,541,296
U.S. Treasury Obligations — 0.4%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bill, 0.00%, 2/24/22(8)	$1,000	$ 999,967
Total U.S. Treasury Obligations (identified cost $999,899)		$ 999,967
Total Short-Term Investments (identified cost $20,650,379)		$ 20,650,546
Total Investments — 103.5% (identified cost $177,582,814)		$256,189,798
Other Assets, Less Liabilities — (3.5)%		$ (8,547,364)
Net Assets — 100.0%		$ 247,642,434

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at December 31, 2021. The aggregate market value of securities on loan at December 31, 2021 was $18,152,867.
(3)	Amount is less than 0.05%.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(5)	Restricted security. Total market value of restricted securities amounts to $12,783, which represents less than 0.05% of the net assets of the Fund as of December 31, 2021.
(6)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2021.

31
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Schedule of Investments — continued

(7)	Represents investment of cash collateral received in connection with securities lending.
(8)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini Russell 2000 Index	106	Long	3/18/22	$11,886,840	$ 331,010
					$331,010
Restricted Securities
Description	Acquisition Dates	Cost
Aduro Biotech, Inc. CVR	10/2/20	$ 0
Elanco Animal Health, Inc. CVR	7/19/19	90
Flexion Therapeutics, Inc. CVR	11/22/21	2,313
GTx, Inc. CVR	6/10/19	117
Prevail Therapeutics, Inc. CVR	1/25/21	611
Progenic Pharmaceuticals, Inc. CVR	6/22/20	0
Tobira Therapeutics, Inc. CVR	11/2/16	41

Abbreviations:
CVR	– Contingent Value Rights
32
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Statement of Assets and Liabilities

December 31, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $166,473,630) - including $18,152,867 of securities on loan	$ 245,080,515
Investments in securities of affiliated issuers, at value (identified cost $11,109,184)	11,109,283
Cash	5,971
Receivable for investments sold	42,284
Receivable for capital shares sold	140,452
Dividends receivable	184,040
Dividends receivable - affiliated	601
Securities lending income receivable	6,865
Receivable from affiliate	37,854
Directors' deferred compensation plan	47,041
Total assets	$256,654,906
Liabilities
Payable for variation margin on open futures contracts	$ 21,690
Payable for capital shares redeemed	153,823
Deposits for securities loaned	8,541,296
Payable to affiliates:
Investment advisory fee	51,474
Administrative fee	24,707
Distribution and service fees	10,607
Sub-transfer agency fee	145
Directors' deferred compensation plan	47,041
Accrued expenses	161,689
Total liabilities	$ 9,012,472
Net Assets	$247,642,434
Sources of Net Assets
Paid-in capital	$ 145,476,334
Distributable earnings	102,166,100
Net Assets	$247,642,434
Class I Shares
Net Assets	$ 183,595,257
Shares Outstanding	1,848,076
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 99.34
Class F Shares
Net Assets	$ 64,047,177
Shares Outstanding	648,696
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 98.73
33
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Statement of Operations

Year Ended
December 31, 2021
Investment Income
Dividend income (net of foreign taxes withheld of $3,673)	$ 2,853,899
Dividend income - affiliated issuers	6,191
Interest income	833
Securities lending income, net	96,694
Total investment income	$ 2,957,617
Expenses
Investment advisory fee	$ 616,307
Administrative fee	295,827
Distribution and service fees:
Class F	123,250
Directors' fees and expenses	9,020
Custodian fees	16,973
Transfer agency fees and expenses	220,107
Accounting fees	56,452
Professional fees	35,426
Licensing fees	127,960
Miscellaneous	22,930
Total expenses	$ 1,524,252
Waiver and/or reimbursement of expenses by affiliate	$ (439,412)
Net expenses	$ 1,084,840
Net investment income	$ 1,872,777
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 21,007,484
Investment securities - affiliated issuers	(835)
Futures contracts	372,215
Net realized gain	$21,378,864
Change in unrealized appreciation (depreciation):
Investment securities	$ 7,875,733
Investment securities - affiliated issuers	99
Futures contracts	261,820
Net change in unrealized appreciation (depreciation)	$ 8,137,652
Net realized and unrealized gain	$29,516,516
Net increase in net assets from operations	$31,389,293
34
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Statements of Changes in Net Assets

	Year Ended December 31,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,872,777	$ 1,813,462
Net realized gain	21,378,864	6,760,350
Net change in unrealized appreciation (depreciation)	8,137,652	26,599,059
Net increase in net assets from operations	$ 31,389,293	$ 35,172,871
Distributions to shareholders:
Class I	$ (6,490,617)	$ (9,760,402)
Class F	(2,231,132)	(2,699,981)
Total distributions to shareholders	$ (8,721,749)	$ (12,460,383)
Capital share transactions:
Class I	$ (2,752,812)	$ (3,896,570)
Class F	9,925,895	1,417,937
Net increase (decrease) in net assets from capital share transactions	$ 7,173,083	$ (2,478,633)
Net increase in net assets	$ 29,840,627	$ 20,233,855
Net Assets
At beginning of year	$ 217,801,807	$ 197,567,952
At end of year	$247,642,434	$217,801,807
35
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Financial Highlights

	Class I
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 89.92	$ 80.81	$ 71.03	$ 84.82	$ 77.43
Income (Loss) From Operations
Net investment income(1)	$ 0.82	$ 0.79	$ 0.90	$ 0.98	$ 0.93
Net realized and unrealized gain (loss)	12.22	13.71	15.99	(9.44)	10.12
Total income (loss) from operations	$ 13.04	$ 14.50	$ 16.89	$ (8.46)	$ 11.05
Less Distributions
From net investment income	$ (0.77)	$ (0.82)	$ (0.77)	$ (0.96)	$ (0.64)
From net realized gain	(2.85)	(4.57)	(6.34)	(4.37)	(3.02)
Total distributions	$ (3.62)	$ (5.39)	$ (7.11)	$ (5.33)	$ (3.66)
Net asset value — End of year	$ 99.34	$ 89.92	$ 80.81	$ 71.03	$ 84.82
Total Return(2)	14.53%	19.64%	25.08%	(11.23)%	14.37%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$183,595	$168,541	$154,335	$127,473	$158,646
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.57%	0.59%	0.58%	0.59%	0.65%
Net expenses	0.39%	0.39%	0.39%	0.38%	0.38%
Net investment income	0.81%	1.08%	1.13%	1.13%	1.15%
Portfolio Turnover	19%	16%	15%	15%	15%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
36
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 89.56	$ 80.67	$ 71.07	$ 85.07	$ 77.84
Income (Loss) From Operations
Net investment income(1)	$ 0.62	$ 0.64	$ 0.73	$ 0.77	$ 0.74
Net realized and unrealized gain (loss)	12.17	13.64	15.98	(9.44)	10.15
Total income (loss) from operations	$ 12.79	$ 14.28	$ 16.71	$ (8.67)	$ 10.89
Less Distributions
From net investment income	$ (0.77)	$ (0.82)	$ (0.77)	$ (0.96)	$ (0.64)
From net realized gain	(2.85)	(4.57)	(6.34)	(4.37)	(3.02)
Total distributions	$ (3.62)	$ (5.39)	$ (7.11)	$ (5.33)	$ (3.66)
Net asset value — End of year	$ 98.73	$ 89.56	$ 80.67	$ 71.07	$ 85.07
Total Return(2)	14.30%	19.40%	24.82%	(11.46)%	14.08%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$64,047	$49,261	$43,233	$30,499	$32,547
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.77%	0.79%	0.78%	0.79%	0.86%
Net expenses	0.59%	0.59%	0.60%	0.63%	0.63%
Net investment income	0.62%	0.88%	0.92%	0.89%	0.91%
Portfolio Turnover	19%	16%	15%	15%	15%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
37
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Russell 2000® Small Cap Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Short-Term Debt Securities. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may
38

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks	$ 232,189,719(2)	$ —	$ 0	$ 232,189,719
Exchange-Traded Funds	3,336,750	—	—	3,336,750
Rights	—	—	12,783	12,783
Short-Term Investments:
Affiliated Fund	—	11,109,283	—	11,109,283
Securities Lending Collateral	8,541,296	—	—	8,541,296
U.S. Treasury Obligations	—	999,967	—	999,967
Total Investments	$244,067,765	$12,109,250	$12,783	$256,189,798
Futures Contracts	$ 331,010	$ —	$ —	$ 331,010
Total	$244,398,775	$12,109,250	$12,783	$256,520,808

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
E  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
39

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

F  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
G  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H  Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the annual rate of 0.25% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2021, the investment advisory fee amounted to $616,307. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP). In connection with the Transaction, CRM entered into a new investment sub-advisory agreement with AIP, which took effect on March 1, 2021. CRM pays AIP a portion of its investment advisory fee for sub-advisory services provided to the Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.39% for Class I and 0.59% for Class F of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2022. For the year ended December 31, 2021, CRM waived or reimbursed expenses of $439,412.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2021, CRM was paid administrative fees of $295,827.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.20% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2021 amounted to $123,250 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $655 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000 ($214,000 effective January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in
40

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2021, expenses incurred under the Servicing Plan amounted to $218,797, of which $87,308 were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2021 are amounts payable to an affiliate of AIP under the Servicing Plan of $7,329.
4  Investment Activity
During the year ended December 31, 2021, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $44,725,541 and $50,586,277, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2021 and December 31, 2020 was as follows:
	Year Ended December 31,
	2021	2020
Ordinary income	$2,549,882	$3,233,185
Long-term capital gains	$6,171,867	$9,227,198
As of December 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 4,071,608
Undistributed long-term capital gains	19,111,251
Net unrealized appreciation	78,983,241
Distributable earnings	$102,166,100
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$177,206,557
Gross unrealized appreciation	$ 104,048,358
Gross unrealized depreciation	(25,065,117)
Net unrealized appreciation	$ 78,983,241
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2021 is included in the Schedule of Investments. During the year ended December 31, 2021, the Fund used futures contracts to provide equity market exposure for uncommitted cash balances.
41

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

At December 31, 2021, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$331,010 (1)	$ —

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2021 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 372,215	$ 261,820
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2021 was approximately $10,098,000.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2021, the total value of securities on loan was $18,152,867 and the total value of collateral received was $18,951,760, comprised of cash of $8,541,296 and U.S. government and/or agencies securities of $10,410,464.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$8,541,296	$ —	$ —	$ —	$8,541,296
The carrying amount of the liability for deposits for securities loaned at December 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2021.
42

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2021.
9  Affiliated Funds
At December 31, 2021, the value of the Fund’s investment in affiliated funds was $11,109,283, which represents 4.5% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$4,844,825	$33,955,079	$(27,689,885)	$(835)	$99	$11,109,283	$6,191	11,109,283
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 20,000,000 common shares, $0.10 par value, for each Class.
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020 were as follows:
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I
Shares sold	210,954	$ 21,302,381	280,479	$ 19,443,152
Reinvestment of distributions	65,581	6,490,617	136,242	9,760,402
Shares redeemed	(302,828)	(30,545,810)	(452,143)	(33,100,124)
Net decrease	(26,293)	$ (2,752,812)	(35,422)	$ (3,896,570)
Class F
Shares sold	185,362	$ 18,663,731	142,429	$ 10,333,138
Reinvestment of distributions	22,672	2,231,132	37,820	2,699,981
Shares redeemed	(109,357)	(10,968,968)	(166,147)	(11,615,182)
Net increase	98,677	$ 9,925,895	14,102	$ 1,417,937
At December 31, 2021, separate accounts of an insurance company that is an affiliate of AIP owned 47.0% of the value of the outstanding shares of the Fund and separate accounts of two other insurance companies each owned more than 10% of the value of the outstanding shares of the Fund, aggregating 32.1%.
43

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
12  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Corporation that it was resigning as the independent registered public accounting firm to the Corporation, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Corporation), KPMG would no longer be independent of the Corporation. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Corporation (the “Funds”) for the fiscal year ending December 31, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended December 31, 2019 and December 31, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
44

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Russell 2000® Small Cap Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP Russell 2000® Small Cap Index Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2021, the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended December 31, 2020, and the financial highlights for the years ended December 31, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 18, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
45

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2021 ordinary income dividends, 58.92% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $19,111,292 or, if subsequently determined to be different, the net capital gain of such year.
46

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue, NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 39 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through
December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
47

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2021
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
48

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

49

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
50

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
51

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24225     12.31.21

Calvert
VP EAFE International Index Portfolio
Annual Report
December 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2021
Calvert
VP EAFE International Index Portfolio

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting January 1, 2021, was notable for a global equity rally that lasted for most of the period. Except for temporary retreats in September and November, broad-market stock indexes generally posted strong returns during the period. Investors cheered the reopening of businesses that had been affected by the pandemic and the rollout of several highly effective COVID-19 vaccines.
COVID-19, however, continued to have a firm grip on the global economy. Disease rates advanced and declined with second, third, and fourth waves of infections. Worker shortages led to global supply-chain disruptions. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns and empty store shelves. In the U.S., those shortages — combined with high demand from consumers eager to spend money saved earlier in the pandemic — led to higher year-over-year inflation than had been seen in decades.
Still, investor optimism about a recovering economy drove stock prices up during most of the period. A significant pullback, however, occurred in September 2021 when stock indexes around the world reported negative returns. In the U.S., unexpectedly weak job creation in August and the U.S. Federal Reserve’s (the Fed’s) announcement that it might soon begin tapering its monthly bond purchases — which had stimulated the economy earlier — combined to drive U.S. stocks into negative territory. Around the globe, rising COVID-19 infections also weighed on equity performance in September.
In the final quarter of 2021, however, stock prices came roaring back. Even the late-November news of a new and more transmissible COVID-19 variant — Omicron — caused only a temporary market retreat. The Fed’s actions to tamp down inflation were applauded by investors, with stocks gaining ground after the central bank announced that tapering would be accelerated and that three possible interest rate hikes were forecast for 2022. Just two trading days before year-end, the S&P 500® Index closed at its 70th new all-time high for the period, and the Dow Jones Industrial Average® (DJIA) closed at an all-time high as well.
In China, the world’s second-largest economy, the Communist Party’s efforts to dial back capitalism and take control of China’s surging technology sector were not applauded by global investors. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, was one of the worst-performing major indexes for the period, returning (9.47)%.
Most other indexes fared significantly better. The MSCI World Index, a broad measure of global equities, returned 21.82% during the period; while the S&P 500® Index returned 28.71%; and the Nasdaq Composite Index rose 22.18%. The MSCI EAFE Index of developed-market international equities returned 11.26%; while the MSCI Emerging Markets Index — dragged down in part by its China component — returned (2.54)%; and the MSCI Frontier Markets Index returned 19.73%.
Investment Strategy
Calvert VP EAFE International Index Portfolio (the Fund) seeks to substantially replicate the performance of the MSCI EAFE Index (the Index). This is pursued by investing in all, or virtually all, of the stocks within the Index in approximately the same proportion as the Index. The Index is a widely accepted benchmark of international stock performance that is designed to represent the performance of large- and mid-cap securities in 21 developed markets, including countries in Europe, Asia, Australia, and the Far East, but excluding the U.S. and Canada.
Fund Performance
For the 12-month period ended December 31, 2021, the Fund returned 10.88% for Class I shares at net asset value (NAV). By comparison, its benchmark, the Index, returned 11.26% during the period.
The Index is unmanaged and returns do not reflect any fees, dividend withholding taxes, or operating expenses.
While the Fund’s return was positive during the period, the U.S. dollar’s relative strength hurt the performance of the internationally diversified Fund. The currencies in which many of the Fund's holdings were denominated weakened relative to the U.S. dollar during the period. During the period, the U.S. Dollar Index gained more than 6%. At the country level, Austria performed best within the Fund during the period, returning 41.02%. New Zealand was the worst-performing country, returning (17.31)%. Hong Kong was the only other country besides New Zealand that had negative returns. The other 19 countries held by the Fund had positive returns during the period.
At the market sector level, 9 of 11 sectors within the Fund had positive returns during the period. The energy and information technology (IT) sectors led the way with both returning more than 20%. Technology stocks helped drive global stock returns in 2021, but only 9% of the Fund was invested in the IT sector. Communication services was the worst-performing sector, declining 5.66% during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Performance

Portfolio Manager(s) Thomas Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	11/12/2002	11/12/2002	10.88%	9.33%	7.42%
Class F at NAV	12/17/2007	11/12/2002	10.66	9.08	7.18

MSCI EAFE Index	—	—	11.26%	9.54%	8.02%

% Total Annual Operating Expense Ratios[3]	Class I	Class F
Gross	0.74%	0.94%
Net	0.48	0.68
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2011	$20,015	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
Nestle S.A.	2.3%
ASML Holding NV	1.9
Roche Holding AG PC	1.7
LVMH Moet Hennessy Louis Vuitton SE	1.3
Toyota Motor Corp.	1.1
Novartis AG	1.1
Novo Nordisk A/S, Class B	1.1
AstraZeneca PLC	1.0
Sony Group Corp.	0.9
SAP SE	0.8
Total	13.2%

*	Excludes cash and cash equivalents.

4

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/22. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI Frontier Markets Index is an unmanaged index that measures the performance of stock markets with less-developed economies and financial markets than emerging markets, and that typically have more restrictions on foreign stock ownership. The U.S. Dollar Index is an index of the value of the United States dollar relative to a basket of foreign currencies.

5

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period* (7/1/21 – 12/31/21)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$1,019.80	$2.44 **	0.48%
Class F	$1,000.00	$1,018.80	$3.46 **	0.68%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,022.79	$2.45 **	0.48%
Class F	$1,000.00	$1,021.78	$3.47 **	0.68%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2021. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Schedule of Investments

Common Stocks — 99.8%

Security	Shares	Value
Australia — 6.7%
Afterpay, Ltd.(1)	1,693	$ 102,202
Ampol, Ltd.	1,867	40,314
APA Group(2)	9,428	68,973
Aristocrat Leisure, Ltd.	4,746	150,555
ASX, Ltd.(2)	1,431	96,713
Aurizon Holdings, Ltd.	13,234	33,623
AusNet Services, Ltd.	15,503	29,001
Australia & New Zealand Banking Group, Ltd.	21,979	440,269
BHP Group, Ltd.(2)	23,200	700,448
BlueScope Steel, Ltd.	3,687	56,287
Brambles, Ltd.	11,380	88,039
Cochlear, Ltd.(2)	497	78,004
Coles Group, Ltd.	10,242	133,638
Commonwealth Bank of Australia	13,773	1,012,471
Computershare, Ltd.	4,516	65,740
Crown Resorts, Ltd.(1)(2)	2,437	21,214
CSL, Ltd.	3,530	746,596
Dexus	9,023	72,959
Domino's Pizza Enterprises, Ltd.(2)	498	42,744
Endeavour Group, Ltd.	9,763	47,911
Evolution Mining, Ltd.	13,620	40,408
Fortescue Metals Group, Ltd.	13,023	183,061
Goodman Group	12,738	245,548
GPT Group (The)	14,328	56,498
IDP Education, Ltd.	1,633	41,139
Insurance Australia Group, Ltd.(2)	18,559	57,515
Lendlease Corp., Ltd.	5,044	39,275
Macquarie Group, Ltd.	2,730	408,095
Magellan Financial Group, Ltd.(2)	1,187	18,342
Medibank Pvt, Ltd.	21,199	51,632
Mirvac Group	32,152	68,059
National Australia Bank, Ltd.	25,463	534,649
Newcrest Mining, Ltd.	6,199	111,025
Northern Star Resources, Ltd.	9,013	61,986
Orica, Ltd.	3,401	33,916
Origin Energy, Ltd.(2)	14,411	54,999
Qantas Airways, Ltd.(1)	7,283	26,567
QBE Insurance Group, Ltd.	11,557	95,435
Ramsay Health Care, Ltd.	1,442	74,941
REA Group, Ltd.	374	45,606
Reece, Ltd.	2,401	47,219
Rio Tinto, Ltd.	2,874	209,722
Santos, Ltd.(2)	24,651	113,554
Scentre Group	42,781	98,412
Seek, Ltd.	2,474	58,979
Security	Shares	Value
Australia (continued)
Sonic Healthcare, Ltd.	3,614	$ 122,574
South32, Ltd.	34,581	101,135
Stockland	19,317	59,593
Suncorp Group, Ltd.	10,030	80,752
Sydney Airport(1)(2)	10,017	63,242
Tabcorp Holdings, Ltd.(2)	15,814	57,773
Telstra Corp., Ltd.	33,270	101,114
Transurban Group	23,850	239,556
Treasury Wine Estates, Ltd.	5,227	47,128
Vicinity Centres	26,887	33,067
Washington H. Soul Pattinson & Co., Ltd.(2)	1,836	39,571
Wesfarmers, Ltd.	8,792	379,343
Westpac Banking Corp.	28,515	442,368
WiseTech Global, Ltd.	995	42,199
Woodside Petroleum, Ltd.(2)	7,630	121,637
Woolworths Group, Ltd.	9,763	269,884
		$ 9,005,219
Austria — 0.2%
Erste Group Bank AG	2,695	$ 126,343
OMV AG	1,058	59,833
Raiffeisen Bank International AG	1,194	35,068
Verbund AG	502	56,417
Voestalpine AG	996	36,138
		$ 313,799
Belgium — 0.8%
Ageas S.A./NV	1,428	$ 73,952
Anheuser-Busch InBev S.A./NV(1)	5,942	358,243
Elia Group S.A./NV(2)	260	34,270
Etablissements Franz Colruyt NV(2)	493	20,919
Groupe Bruxelles Lambert S.A.	917	102,417
KBC Group NV	2,019	173,475
Proximus S.A.	1,301	25,408
Sofina S.A.	130	63,857
Solvay S.A.	606	70,451
UCB S.A.	1,003	114,468
Umicore S.A.	1,462	59,642
		$ 1,097,102
Denmark — 2.7%
Ambu A/S, Class B	1,373	$ 36,239
AP Moller - Maersk A/S, Class A	26	86,257
AP Moller - Maersk A/S, Class B	45	160,619
Carlsberg A/S, Class B	793	136,910
Chr. Hansen Holding A/S	842	66,392
Coloplast A/S, Class B	961	169,208

7
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Denmark (continued)
Danske Bank A/S	5,328	$ 91,983
Demant A/S(1)	798	40,862
DSV A/S	1,585	369,350
Genmab A/S(1)	504	201,173
GN Store Nord A/S	974	61,114
Novo Nordisk A/S, Class B	13,094	1,470,795
Novozymes A/S, Class B	1,592	130,719
Orsted A/S(3)	1,476	189,027
Pandora A/S	798	99,264
ROCKWOOL International A/S, Class B	61	26,637
Tryg A/S	2,723	67,197
Vestas Wind Systems A/S	7,954	242,240
		$ 3,645,986
Finland — 1.2%
Elisa Oyj	1,026	$ 63,177
Fortum Oyj	3,297	101,120
Kesko Oyj, Class B	2,174	72,461
Kone Oyj, Class B	2,644	189,730
Neste Oyj	3,281	161,477
Nokia Oyj(1)	43,215	273,710
Nordea Bank Abp	24,852	303,158
Orion Oyj, Class B(2)	819	34,020
Sampo Oyj, Class A	3,912	195,788
Stora Enso Oyj, Class R	4,366	80,131
UPM-Kymmene Oyj	4,106	156,228
Wartsila Oyj Abp	3,830	53,719
		$ 1,684,719
France — 11.0%
Accor S.A.(1)	1,179	$ 38,215
Aeroports de Paris(1)	234	30,187
Air Liquide S.A.	3,669	639,889
Alstom S.A.	2,516	89,344
Amundi S.A.(3)	448	36,953
ArcelorMittal S.A.	5,460	175,149
Arkema S.A.	475	67,044
AXA S.A.	14,963	445,348
BioMerieux	321	45,652
BNP Paribas S.A.	8,728	603,463
Bollore S.A.	6,375	35,659
Bouygues S.A.	1,786	63,932
Bureau Veritas S.A.	2,318	76,955
Capgemini SE	1,239	303,655
Carrefour S.A.	4,895	89,742
Cie de Saint-Gobain	4,045	284,552
Cie Generale des Etablissements Michelin SCA	1,289	211,118
Security	Shares	Value
France (continued)
CNP Assurances	1,220	$ 30,177
Covivio	345	28,320
Credit Agricole S.A.	9,189	131,010
Danone S.A.	5,082	315,894
Dassault Aviation S.A.	170	18,387
Dassault Systemes SE	5,286	313,700
Edenred	1,978	91,341
Eiffage S.A.	616	63,512
Electricite de France S.A.	3,598	42,317
Engie S.A.	14,078	208,430
EssilorLuxottica S.A.	2,262	481,527
Eurazeo SE	286	24,952
Eurofins Scientific SE	1,075	133,183
Faurecia SE	1,001	47,624
Gecina S.A.	366	51,215
Getlink SE(2)	3,525	58,382
Hermes International	244	426,359
Ipsen S.A.	305	27,911
Kering S.A.	579	464,562
Klepierre S.A.	1,482	35,067
La Francaise des Jeux SAEM(3)	723	32,042
Legrand S.A.	2,068	242,206
L'Oreal S.A.	1,964	936,460
LVMH Moet Hennessy Louis Vuitton SE	2,165	1,789,229
Orange S.A.	15,668	167,368
Orpea S.A.	435	43,625
Pernod-Ricard S.A.	1,643	395,269
Publicis Groupe S.A.	1,677	112,986
Remy Cointreau S.A.	149	36,217
Renault S.A.(1)	1,531	53,111
Safran S.A.	2,662	325,891
Sanofi	8,813	884,331
Sartorius Stedim Biotech	208	114,235
Schneider Electric SE	4,188	823,342
SEB S.A.	192	29,920
Societe Generale S.A.	6,513	223,843
Sodexo S.A.	722	63,296
Suez S.A.	2,884	65,014
Teleperformance	446	199,396
Thales S.A.	840	71,456
TotalEnergies SE	19,688	1,002,123
Ubisoft Entertainment S.A.(1)	727	35,463
Unibail-Rodamco-Westfield (1)	1,030	72,079
Valeo	1,737	52,382
Veolia Environnement S.A.	5,227	191,956
Vinci S.A.	4,142	437,456
Vivendi SE	5,507	74,493

8
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
France (continued)
Wendel SE	198	$ 23,725
Worldline S.A.(1)(3)	1,885	104,919
		$ 14,834,560
Germany — 8.7%
adidas AG	1,475	$ 424,719
Allianz SE	3,196	753,804
Aroundtown S.A.	8,106	48,898
BASF SE	7,119	499,650
Bayer AG	7,793	416,180
Bayerische Motoren Werke AG	2,554	255,508
Bayerische Motoren Werke AG, PFC Shares	525	43,537
Bechtle AG	660	46,965
Beiersdorf AG	754	77,289
Brenntag SE	1,248	112,699
Carl Zeiss Meditec AG	333	69,856
Commerzbank AG(1)	8,316	62,915
Continental AG(1)	892	93,718
Covestro AG(3)	1,407	86,598
Daimler AG	6,629	506,483
Daimler Truck Holding AG(1)	3,314	121,830
Delivery Hero SE(1)(3)	1,234	136,592
Deutsche Bank AG(1)	16,163	201,310
Deutsche Boerse AG	1,467	244,951
Deutsche Lufthansa AG(1)	4,675	32,734
Deutsche Post AG	7,648	491,925
Deutsche Telekom AG	26,054	481,412
E.ON SE	17,390	241,676
Evonik Industries AG	1,690	54,596
Fresenius Medical Care AG & Co. KGaA	1,614	104,633
Fresenius SE & Co. KGaA	3,202	128,699
Fuchs Petrolub SE, PFC Shares	612	27,656
GEA Group AG	1,175	64,178
Hannover Rueck SE	489	92,713
HeidelbergCement AG	1,195	80,874
HelloFresh SE(1)	1,318	101,009
Henkel AG & Co. KGaA	829	64,622
Henkel AG & Co. KGaA, PFC Shares	1,428	115,227
Infineon Technologies AG	10,098	464,896
KION Group AG	600	65,535
Knorr-Bremse AG	597	58,962
Lanxess AG	652	40,319
LEG Immobilien SE	523	72,918
Merck KGaA	995	255,971
MTU Aero Engines AG	398	80,811
Muenchener Rueckversicherungs-Gesellschaft AG	1,083	319,711
Nemetschek SE	486	62,142
Security	Shares	Value
Germany (continued)
Porsche Automobil Holding SE, PFC Shares	1,133	$ 106,970
Puma SE	797	97,333
Rational AG	41	41,933
RWE AG	4,927	199,625
SAP SE	8,112	1,141,679
Sartorius AG, PFC Shares	203	137,297
Scout24 SE(3)	615	42,943
Siemens AG	5,940	1,028,825
Siemens Energy AG(1)	3,088	78,788
Siemens Healthineers AG(3)	2,224	165,820
Symrise AG	968	143,162
Telefonica Deutschland Holding AG(3)	7,582	21,031
Uniper SE	708	33,616
United Internet AG	763	30,250
Volkswagen AG	260	76,007
Volkswagen AG, PFC Shares	1,504	302,128
Vonovia SE	5,771	317,995
Zalando SE(1)(3)	1,718	138,396
		$ 11,810,519
Hong Kong — 2.8%
AIA Group, Ltd.	93,966	$ 948,384
BOC Hong Kong Holdings, Ltd.	29,956	98,241
Budweiser Brewing Co. APAC, Ltd.(3)	12,300	32,336
Chow Tai Fook Jewellery Group, Ltd.	16,800	30,272
CK Asset Holdings, Ltd.	14,709	92,784
CK Hutchison Holdings, Ltd.	21,347	137,441
CK Infrastructure Holdings, Ltd.	4,104	26,147
CLP Holdings, Ltd.	13,122	132,595
ESR Cayman, Ltd.(1)(3)	13,600	46,003
Futu Holdings, Ltd.(1)(2)	406	17,580
Galaxy Entertainment Group, Ltd.(1)	16,913	87,738
Hang Lung Properties, Ltd.	14,000	28,825
Hang Seng Bank, Ltd.	6,140	112,433
Henderson Land Development Co., Ltd.	11,806	50,359
HK Electric Investments & HK Electric Investments, Ltd.	20,027	19,650
HKT Trust & HKT, Ltd.	33,020	44,368
Hong Kong & China Gas Co., Ltd.	83,675	130,513
Hong Kong Exchanges & Clearing, Ltd.	9,406	550,100
Hongkong Land Holdings, Ltd.	9,294	48,325
Jardine Matheson Holdings, Ltd.	1,619	89,025
Link REIT	15,789	139,090
Melco Resorts & Entertainment Ltd. ADR(1)	1,471	14,975
MTR Corp., Ltd.	12,481	66,999
New World Development Co., Ltd.	12,107	47,935
Power Assets Holdings, Ltd.	11,042	68,828
Sands China, Ltd.(1)	19,483	45,216

9
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Hong Kong (continued)
Sino Land Co., Ltd.	23,433	$ 29,178
SITC International Holdings Co., Ltd.	10,000	36,167
Sun Hung Kai Properties, Ltd.	10,152	123,187
Swire Pacific, Ltd., Class A	4,537	25,806
Swire Properties, Ltd.	8,529	21,381
Techtronic Industries Co., Ltd.	10,525	209,815
WH Group, Ltd.(3)	105,733	66,374
Wharf Real Estate Investment Co., Ltd.	13,118	66,656
Xinyi Glass Holdings, Ltd.	14,000	35,068
		$ 3,719,794
Ireland — 1.1%
CRH PLC	6,047	$ 320,128
DCC PLC	788	64,508
Experian PLC	7,088	349,126
Flutter Entertainment PLC(1)	1,339	211,982
James Hardie Industries PLC CDI	3,369	135,609
Kerry Group PLC, Class A	1,223	157,786
Kingspan Group PLC	1,176	140,279
Smurfit Kappa Group PLC	1,810	99,761
		$ 1,479,179
Israel — 0.7%
Azrieli Group, Ltd.	315	$ 30,054
Bank Hapoalim B.M.	9,053	93,173
Bank Leumi Le-Israel B.M.	11,623	124,668
Check Point Software Technologies, Ltd.(1)	841	98,027
CyberArk Software, Ltd.(1)	327	56,663
Elbit Systems, Ltd.	215	37,164
Fiverr International, Ltd.(1)(2)	229	26,037
ICL Group, Ltd.	5,940	57,215
Inmode, Ltd.(1)	388	27,385
Israel Discount Bank, Ltd., Class A	9,880	66,337
Kornit Digital, Ltd.(1)	362	55,115
Mizrahi Tefahot Bank, Ltd.	995	38,318
Nice, Ltd.(1)	498	151,021
Teva Pharmaceutical Industries, Ltd. ADR(1)	8,820	70,648
Wix.com, Ltd.(1)	433	68,323
		$ 1,000,148
Italy — 2.1%
Amplifon SpA	989	$ 53,216
Assicurazioni Generali SpA(2)	8,378	177,067
Atlantia SpA(1)	3,751	74,426
Davide Campari-Milano NV	3,681	53,714
DiaSorin SpA	212	40,332
Enel SpA(2)	63,649	508,942
Security	Shares	Value
Italy (continued)
Eni SpA	19,584	$ 272,174
Ferrari NV	971	249,941
FinecoBank Banca Fineco SpA	4,632	81,118
Infrastrutture Wireless Italiane SpA(2)(3)	2,913	35,323
Intesa Sanpaolo SpA	129,469	334,409
Mediobanca Banca di Credito Finanziario SpA	4,446	51,042
Moncler SpA	1,629	117,725
Nexi SpA(1)(3)	3,930	62,276
Poste Italiane SpA(3)	4,086	53,528
Prysmian SpA	1,988	74,781
Recordati Industria Chimica e Farmaceutica SpA	757	48,610
Snam SpA(2)	16,457	99,123
Telecom Italia SpA	66,564	32,748
Tenaris S.A.	3,576	37,323
Terna - Rete Elettrica Nazionale	11,610	93,921
UniCredit SpA	16,782	257,962
		$ 2,809,701
Japan — 22.6%
Advantest Corp.	1,600	$ 151,519
AEON Co., Ltd.	5,248	123,675
AGC, Inc.	1,556	74,335
Aisin Corp.	1,252	48,036
Ajinomoto Co., Inc.	3,799	115,650
ANA Holdings, Inc.(1)	1,383	28,911
Asahi Group Holdings, Ltd.	3,515	136,835
Asahi Intecc Co., Ltd.(2)	1,600	34,374
Asahi Kasei Corp.	10,170	95,805
Astellas Pharma, Inc.	14,301	232,756
Azbil Corp.	1,000	45,609
Bandai Namco Holdings, Inc.	1,537	120,176
Benefit One, Inc.	600	25,779
Bridgestone Corp.	4,484	192,510
Brother Industries, Ltd.	1,905	36,718
Canon, Inc.	7,600	185,392
Capcom Co., Ltd.	1,400	32,972
Central Japan Railway Co.	1,159	154,230
Chiba Bank, Ltd. (The)	4,141	23,689
Chubu Electric Power Co., Inc.	5,369	56,710
Chugai Pharmaceutical Co., Ltd.	5,246	170,999
Concordia Financial Group, Ltd.	8,031	29,165
Cosmos Pharmaceutical Corp.	200	29,403
CyberAgent, Inc.	3,200	53,343
Dai Nippon Printing Co., Ltd.	1,505	37,876
Daifuku Co., Ltd.	800	65,420
Dai-ichi Life Holdings, Inc.	8,013	161,622
Daiichi Sankyo Co., Ltd.	13,900	353,775

10
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
Daikin Industries, Ltd.	1,958	$ 443,525
Daito Trust Construction Co., Ltd.	516	59,196
Daiwa House Industry Co., Ltd.	4,332	124,498
Daiwa House REIT Investment Corp.	16	48,470
Daiwa Securities Group, Inc.	12,125	68,421
Denso Corp.	3,334	276,291
Dentsu Group, Inc.	1,805	64,246
Disco Corp.	200	61,131
East Japan Railway Co.	2,350	144,467
Eisai Co., Ltd.	1,951	110,754
ENEOS Holdings, Inc.	24,938	93,164
FANUC Corp.	1,462	310,765
Fast Retailing Co., Ltd.	500	284,222
Fuji Electric Co., Ltd.	1,041	56,868
FUJIFILM Holdings Corp.	2,727	202,164
Fujitsu, Ltd.	1,552	266,675
GLP J-REIT	31	53,584
GMO Payment Gateway, Inc.	300	37,358
Hakuhodo DY Holdings, Inc.	1,578	26,258
Hamamatsu Photonics K.K.	1,151	73,514
Hankyu Hanshin Holdings, Inc.	1,862	52,916
Hikari Tsushin, Inc.	119	18,327
Hino Motors, Ltd.	2,636	21,736
Hirose Electric Co., Ltd.	242	40,670
Hitachi Construction Machinery Co., Ltd.	796	23,000
Hitachi Metals, Ltd.(1)	1,286	23,828
Hitachi, Ltd.	7,484	405,433
Honda Motor Co., Ltd.	12,601	358,508
Hoshizaki Corp.	416	31,299
HOYA Corp.	2,923	433,749
Hulic Co., Ltd.	2,340	22,252
Ibiden Co., Ltd.	900	53,447
Idemitsu Kosan Co., Ltd.	1,684	42,975
Iida Group Holdings Co., Ltd.	1,100	25,583
INPEX Corp.	8,491	73,834
Isuzu Motors, Ltd.	4,355	54,204
Ito En, Ltd.	400	21,017
ITOCHU Corp.	9,248	282,932
Itochu Techno-Solutions Corp.	700	22,517
Japan Airlines Co., Ltd.(1)	1,320	25,058
Japan Exchange Group, Inc.	4,118	90,223
Japan Metropolitan Fund Investment Corp.	60	51,690
Japan Post Bank Co., Ltd.	3,400	31,167
Japan Post Holdings Co., Ltd.	19,300	150,352
Japan Post Insurance Co., Ltd.	2,000	32,128
Japan Real Estate Investment Corp.	10	56,766
Japan Tobacco, Inc.	9,134	184,433
Security	Shares	Value
Japan (continued)
JFE Holdings, Inc.	4,025	$ 51,351
JSR Corp.	1,459	55,447
Kajima Corp.	3,581	41,155
Kakaku.com, Inc.	955	25,530
Kansai Electric Power Co., Inc. (The)	5,178	48,399
Kansai Paint Co., Ltd.	1,523	33,119
Kao Corp.	3,801	199,075
KDDI Corp.	12,467	364,581
Keio Corp.	779	34,371
Keisei Electric Railway Co., Ltd.	1,005	27,188
Keyence Corp.	1,560	980,863
Kikkoman Corp.	1,201	101,137
Kintetsu Group Holdings Co., Ltd.(1)	1,346	37,627
Kirin Holdings Co., Ltd.	6,326	101,892
Kobayashi Pharmaceutical Co., Ltd.	400	31,463
Kobe Bussan Co., Ltd.	1,000	38,717
Koei Tecmo Holdings Co., Ltd.	520	20,418
Koito Manufacturing Co., Ltd.	747	39,564
Komatsu, Ltd.	6,946	162,439
Konami Holdings Corp.	751	36,048
Kose Corp.	208	23,596
Kubota Corp.	8,011	178,133
Kurita Water Industries, Ltd.	732	34,703
Kyocera Corp.	2,548	159,316
Kyowa Kirin Co., Ltd.	1,944	53,005
Lasertec Corp.(2)	600	183,781
Lawson, Inc.	500	23,725
Lion Corp.	1,722	23,020
Lixil Corp.	2,113	56,368
M3, Inc.	3,458	174,357
Makita Corp.	1,748	74,202
Marubeni Corp.	12,333	120,160
Mazda Motor Corp.(1)	4,510	34,605
McDonald's Holdings Co. (Japan), Ltd.	577	25,536
Medipal Holdings Corp.	1,645	30,835
MEIJI Holdings Co., Ltd.	867	51,754
Mercari, Inc.(1)(2)	700	35,614
MINEBEA MITSUMI, Inc.	2,859	81,235
MISUMI Group, Inc.	2,280	93,667
Mitsubishi Chemical Holdings Corp.	10,522	78,046
Mitsubishi Corp.	9,790	310,863
Mitsubishi Electric Corp.	14,060	178,464
Mitsubishi Estate Co., Ltd.	9,168	127,183
Mitsubishi Gas Chemical Co., Inc.	1,148	19,460
Mitsubishi HC Capital, Inc.	5,566	27,538
Mitsubishi Heavy Industries, Ltd.	2,544	58,818
Mitsubishi UFJ Financial Group, Inc.(4)	95,076	517,430

11
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
Mitsui & Co., Ltd.	12,375	$ 293,261
Mitsui Chemicals, Inc.	1,475	39,648
Mitsui Fudosan Co., Ltd.	7,031	139,360
Miura Co., Ltd.	700	24,098
Mizuho Financial Group, Inc.	18,700	237,513
MonotaRO Co., Ltd.	1,800	32,375
MS&AD Insurance Group Holdings, Inc.	3,328	102,477
Murata Manufacturing Co., Ltd.	4,514	360,048
NEC Corp.	1,855	85,775
Nexon Co., Ltd.	3,850	74,445
NGK Insulators, Ltd.	1,971	33,359
Nidec Corp.	3,528	417,342
Nihon M&A Center Holdings, Inc.	2,400	58,870
Nintendo Co., Ltd.	921	430,896
Nippon Building Fund, Inc.	12	69,896
Nippon Express Co., Ltd.	576	33,997
Nippon Paint Holdings Co., Ltd.	5,790	63,231
Nippon Prologis REIT, Inc.	16	56,556
Nippon Sanso Holdings Corp.	1,324	28,959
Nippon Shinyaku Co., Ltd.	400	27,854
Nippon Steel Corp.	6,475	105,776
Nippon Telegraph & Telephone Corp.	9,904	270,857
Nippon Yusen KK	1,300	99,129
Nissan Chemical Corp.	1,047	60,894
Nissan Motor Co., Ltd.(1)	17,743	85,460
Nisshin Seifun Group, Inc.	1,417	20,442
Nissin Foods Holdings Co., Ltd.	498	36,346
Nitori Holdings Co., Ltd.	616	92,136
Nitto Denko Corp.	1,070	82,660
Nomura Holdings, Inc.	24,357	106,091
Nomura Real Estate Holdings, Inc.	870	20,046
Nomura Real Estate Master Fund, Inc.	30	42,220
Nomura Research Institute, Ltd.	2,700	115,427
NTT Data Corp.	5,030	107,900
Obayashi Corp.	5,320	41,173
Obic Co., Ltd.	560	104,804
Odakyu Electric Railway Co., Ltd.(2)	2,305	42,853
Oji Holdings Corp.	6,573	31,847
Olympus Corp.	8,476	195,179
Omron Corp.	1,463	145,784
Ono Pharmaceutical Co., Ltd.	3,005	74,690
Open House Co., Ltd.	600	31,354
Oracle Corp. Japan	289	21,956
Oriental Land Co., Ltd.	1,524	256,988
ORIX Corp.	9,502	193,918
Orix JREIT, Inc.	18	28,138
Osaka Gas Co., Ltd.	3,123	51,652
Security	Shares	Value
Japan (continued)
Otsuka Corp.	864	$ 41,198
Otsuka Holdings Co., Ltd.	3,152	114,673
Pan Pacific International Holdings Corp.	3,336	45,983
Panasonic Corp.	16,847	185,195
Persol Holdings Co., Ltd.	1,200	34,888
Pola Orbis Holdings, Inc.	932	15,533
Rakuten Group, Inc.	6,900	69,229
Recruit Holdings Co., Ltd.	10,557	642,453
Renesas Electronics Corp.(1)	10,100	125,449
Resona Holdings, Inc.	16,411	63,776
Ricoh Co., Ltd.	4,735	44,135
Rinnai Corp.	246	22,201
Rohm Co., Ltd.	707	64,315
Ryohin Keikaku Co., Ltd.	1,730	26,379
Santen Pharmaceutical Co., Ltd.	2,900	35,405
SBI Holdings, Inc.	1,875	51,142
SCSK Corp.	1,200	23,883
Secom Co., Ltd.	1,648	114,513
Seiko Epson Corp.	2,252	40,559
Sekisui Chemical Co., Ltd.	2,964	49,570
Sekisui House, Ltd.	4,950	106,503
Seven & i Holdings Co., Ltd.	5,826	256,274
SG Holdings Co., Ltd.	2,600	60,966
Sharp Corp.	1,524	17,502
Shimadzu Corp.	1,814	76,620
Shimano, Inc.	550	146,476
Shimizu Corp.	4,127	25,589
Shin-Etsu Chemical Co., Ltd.	2,785	483,407
Shionogi & Co., Ltd.	2,021	142,170
Shiseido Co., Ltd.	3,174	177,066
Shizuoka Bank, Ltd. (The)(2)	3,925	28,021
SMC Corp.	479	323,736
SoftBank Corp.	22,200	280,399
SoftBank Group Corp.	9,384	449,870
Sohgo Security Services Co., Ltd.	528	20,981
Sompo Holdings, Inc.	2,599	109,609
Sony Group Corp.	9,880	1,247,628
Square Enix Holdings Co., Ltd.	700	35,910
Stanley Electric Co., Ltd.	1,134	28,471
Subaru Corp.	4,728	84,479
Sumco Corp.	2,700	54,980
Sumitomo Chemical Co., Ltd.	10,634	50,148
Sumitomo Corp.	9,025	133,564
Sumitomo Dainippon Pharma Co., Ltd.	1,622	18,714
Sumitomo Electric Industries, Ltd.	5,990	78,175
Sumitomo Metal Mining Co., Ltd.	2,020	76,506
Sumitomo Mitsui Financial Group, Inc.	10,097	344,785

12
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
Sumitomo Mitsui Trust Holdings, Inc.	2,482	$ 82,994
Sumitomo Realty & Development Co., Ltd.	2,268	66,863
Suntory Beverage & Food, Ltd.	1,117	40,450
Suzuki Motor Corp.	2,778	107,128
Sysmex Corp.	1,293	174,531
T&D Holdings, Inc.	4,306	55,012
Taisei Corp.	1,549	47,105
Taisho Pharmaceutical Holdings Co., Ltd.	267	12,325
Takeda Pharmaceutical Co., Ltd.	12,224	333,817
TDK Corp.	3,165	123,517
Terumo Corp.	5,118	216,187
TIS, Inc.	1,900	56,498
Tobu Railway Co., Ltd.	1,573	35,896
Toho Co., Ltd.	856	36,630
Tokio Marine Holdings, Inc.	4,900	272,781
Tokyo Century Corp.(2)	300	14,563
Tokyo Electric Power Co. Holdings, Inc.(1)	11,600	29,988
Tokyo Electron, Ltd.	1,179	678,600
Tokyo Gas Co., Ltd.	2,962	53,169
Tokyu Corp.	3,584	47,645
TOPPAN, Inc.	2,074	38,920
Toray Industries, Inc.	10,262	60,799
Toshiba Corp.	3,274	134,720
Tosoh Corp.	2,300	34,170
TOTO, Ltd.	1,143	52,735
Toyo Suisan Kaisha, Ltd.	704	29,848
Toyota Industries Corp.	1,161	92,872
Toyota Motor Corp.	82,750	1,529,434
Toyota Tsusho Corp.	1,765	81,361
Trend Micro, Inc.	1,144	63,510
Tsuruha Holdings, Inc.	272	26,117
Unicharm Corp.	3,214	139,832
USS Co., Ltd.	1,635	25,545
Welcia Holdings Co., Ltd.	800	24,986
West Japan Railway Co.	1,778	74,361
Yakult Honsha Co., Ltd.	996	51,961
Yamaha Corp.	1,109	54,713
Yamaha Motor Co., Ltd.	2,354	56,541
Yamato Holdings Co., Ltd.	2,464	57,883
Yaskawa Electric Corp.	1,883	92,391
Yokogawa Electric Corp.	1,628	29,384
Z Holdings Corp.	20,817	120,114
ZOZO, Inc.	1,007	31,398
		$ 30,592,699
Netherlands — 7.0%
ABN AMRO Bank NV(2)(3)	3,112	$ 45,745
Security	Shares	Value
Netherlands (continued)
Adyen NV(1)(3)	154	$ 404,250
Aegon NV	12,975	64,506
Airbus SE(1)	4,555	582,784
Akzo Nobel NV	1,505	165,347
Argenx SE(1)	363	129,086
ASM International NV	368	162,442
ASML Holding NV	3,232	2,588,896
CNH Industrial NV	8,310	160,667
Euronext NV(3)	670	69,656
EXOR NV	898	80,387
Heineken Holding NV(2)	927	85,474
Heineken NV(2)	1,986	223,504
IMCD NV	446	98,567
ING Groep NV	30,089	418,327
JDE Peet's NV	587	18,169
Just Eat Takeaway.com NV(1)(2)(3)	1,437	78,073
Koninklijke Ahold Delhaize NV	8,349	286,507
Koninklijke DSM NV	1,394	313,938
Koninklijke KPN NV	24,529	76,055
Koninklijke Philips NV	7,038	260,488
NN Group NV	2,075	112,217
Prosus NV	7,233	599,073
QIAGEN NV(1)	1,873	103,859
Randstad NV	975	66,512
Royal Dutch Shell PLC, Class A	32,032	701,962
Royal Dutch Shell PLC, Class B	28,936	635,335
Stellantis NV	15,632	295,110
STMicroelectronics NV	5,354	263,282
Universal Music Group NV	5,507	155,634
Wolters Kluwer NV	2,106	247,878
		$ 9,493,730
New Zealand — 0.3%
Auckland International Airport, Ltd.(1)	10,551	$ 55,539
Fisher & Paykel Healthcare Corp., Ltd.	4,305	96,447
Mercury NZ, Ltd.	4,384	18,366
Meridian Energy, Ltd.	9,757	32,386
Ryman Healthcare, Ltd.(2)	2,935	24,611
Spark New Zealand, Ltd.	13,480	41,687
Xero, Ltd.(1)	981	100,414
		$ 369,450
Norway — 0.7%
Adevinta ASA(1)	1,949	$ 25,891
Aker BP ASA	986	30,318
DNB Bank ASA	7,510	171,782
Equinor ASA	7,555	200,051

13
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Norway (continued)
Gjensidige Forsikring ASA	1,602	$ 38,866
Mowi ASA	3,437	81,342
Norsk Hydro ASA	9,871	77,671
Orkla ASA	6,067	60,813
Schibsted ASA, Class A	610	23,518
Schibsted ASA, Class B	899	30,240
Telenor ASA	5,236	82,305
Yara International ASA	1,431	72,148
		$ 894,945
Poland — 0.0%(5)
InPost S.A.(1)	1,684	$ 20,223
		$ 20,223
Portugal — 0.2%
EDP - Energias de Portugal S.A.	21,198	$ 116,447
Galp Energia SGPS S.A.	3,597	34,902
Jeronimo Martins SGPS S.A.	2,402	54,924
		$ 206,273
Singapore — 1.2%
Ascendas Real Estate Investment Trust	23,731	$ 51,994
CapitaLand Integrated Commercial Trust	38,366	58,047
CapitaLand Investment, Ltd.(1)	21,948	55,494
City Developments, Ltd.	4,171	21,103
DBS Group Holdings, Ltd.	13,948	337,806
Genting Singapore, Ltd.	48,954	28,159
Keppel Corp., Ltd.	12,128	46,123
Mapletree Commercial Trust	19,300	28,867
Mapletree Logistics Trust	22,400	31,591
Oversea-Chinese Banking Corp., Ltd.	26,936	227,979
Sea, Ltd.(1)	1,078	241,159
Singapore Airlines, Ltd.(1)(2)	9,600	35,594
Singapore Exchange, Ltd.	6,600	45,560
Singapore Technologies Engineering, Ltd.	13,918	38,841
Singapore Telecommunications, Ltd.	61,191	105,339
United Overseas Bank, Ltd.	9,514	190,011
UOL Group, Ltd.	3,470	18,265
Venture Corp., Ltd.	2,000	27,178
Wilmar International, Ltd.	15,000	46,164
		$ 1,635,274
Spain — 2.3%
ACS Actividades de Construccion y Servicios S.A.(2)	1,835	$ 48,923
Aena SME S.A.(1)(2)(3)	620	97,640
Amadeus IT Group S.A.(1)	3,541	239,599
Banco Bilbao Vizcaya Argentaria S.A.	51,258	304,010
Security	Shares	Value
Spain (continued)
Banco Santander S.A.	134,167	$ 445,579
CaixaBank S.A.	35,134	95,973
Cellnex Telecom S.A.(1)(3)	3,985	230,841
EDP Renovaveis S.A.	2,336	58,090
Enagas S.A.(2)	1,961	45,557
Endesa S.A.	2,524	58,106
Ferrovial S.A.	3,993	124,876
Grifols S.A.(2)	2,499	48,087
Iberdrola S.A.	44,814	530,597
Industria de Diseno Textil S.A.	8,586	276,899
Naturgy Energy Group S.A.	1,500	48,788
Red Electrica Corp. S.A.	3,451	74,626
Repsol S.A.	11,427	135,331
Siemens Gamesa Renewable Energy S.A.(1)(2)	1,846	43,839
Telefonica S.A.(2)	43,742	189,676
		$ 3,097,037
Sweden — 3.7%
Alfa Laval AB	2,529	$ 101,589
Assa Abloy AB, Class B	7,674	233,911
Atlas Copco AB, Class A	5,317	367,409
Atlas Copco AB, Class B	3,161	185,678
Boliden AB	2,227	85,873
Electrolux AB, Class B	1,958	47,422
Embracer Group AB(1)(2)	4,144	43,964
Epiroc AB, Class A	5,226	132,144
Epiroc AB, Class B	2,821	59,656
EQT AB	2,347	127,231
Essity AB, Class B	4,621	150,759
Evolution AB(3)	1,329	187,842
Fastighets AB Balder, Class B(1)	794	57,139
Getinge AB, Class B	1,789	77,969
H & M Hennes & Mauritz AB, Class B	5,966	117,066
Hexagon AB, Class B	15,400	243,944
Husqvarna AB, Class B	3,160	50,525
Industrivarden AB, Class A	1,271	40,385
Industrivarden AB, Class C	1,413	44,270
Investment AB Latour, Class B(2)	1,245	50,582
Investor AB, Class A	3,685	96,944
Investor AB, Class B	14,546	365,007
Kinnevik AB, Class B(1)	1,801	64,032
L E Lundbergforetagen AB, Class B	593	33,223
Lifco AB, Class B	1,823	54,451
Lundin Energy AB	1,471	52,636
Nibe Industrier AB, Class B	11,258	170,108
Sagax AB, Class B	1,260	42,383
Sandvik AB	8,759	244,144

14
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Sweden (continued)
Securitas AB, Class B	2,477	$ 34,075
Sinch AB(1)(3)	3,670	46,309
Skandinaviska Enskilda Banken AB, Class A(2)	13,097	181,833
Skanska AB, Class B	2,734	70,650
SKF AB, Class B	3,034	71,753
Svenska Cellulosa AB SCA, Class B	4,539	80,541
Svenska Handelsbanken AB, Class A	11,718	126,647
Swedbank AB, Class A	7,146	143,605
Swedish Match AB	12,100	96,058
Tele2 AB, Class B	3,517	50,172
Telefonaktiebolaget LM Ericsson, Class B	22,511	247,689
Telia Co. AB	21,130	82,639
Volvo AB, Class A	1,646	38,611
Volvo AB, Class B	10,891	251,871
		$ 5,050,739
Switzerland — 10.8%
ABB, Ltd.	12,847	$ 489,635
Adecco Group AG	1,241	63,238
Alcon, Inc.	3,839	338,620
Bachem Holding AG, Class B	48	37,586
Baloise Holding AG	374	61,042
Barry Callebaut AG	29	70,402
Chocoladefabriken Lindt & Sprungli AG	1	134,055
Chocoladefabriken Lindt & Sprungli AG PC	7	96,939
Cie Financiere Richemont S.A.	4,048	604,912
Clariant AG(1)(2)	1,727	35,875
Coca-Cola HBC AG	1,588	54,985
Credit Suisse Group AG	21,157	205,130
EMS-Chemie Holding AG	50	55,879
Geberit AG	277	225,792
Givaudan S.A.	72	377,755
Glencore PLC	77,086	392,775
Holcim Ltd.	4,011	203,996
Julius Baer Group, Ltd.	1,776	118,765
Kuehne & Nagel International AG	428	137,840
Logitech International S.A.	1,318	110,564
Lonza Group AG	581	483,734
Nestle S.A.	21,923	3,060,830
Novartis AG	17,137	1,505,862
Partners Group Holding AG	177	292,193
Roche Holding AG	248	111,000
Roche Holding AG PC	5,470	2,269,290
Schindler Holding AG	160	42,758
Schindler Holding AG PC	334	89,656
SGS S.A.	46	153,350
Sika AG(2)	1,112	462,166
Security	Shares	Value
Switzerland (continued)
Sonova Holding AG	442	$ 172,732
Straumann Holding AG	83	175,511
Swatch Group AG (The)	228	69,434
Swatch Group AG (The), Bearer Shares	325	19,002
Swiss Life Holding AG	238	145,412
Swiss Prime Site AG	549	53,894
Swiss Re AG	2,386	235,530
Swisscom AG	199	112,261
Temenos AG	527	72,642
UBS Group AG	27,511	493,803
VAT Group AG(3)	211	104,555
Vifor Pharma AG	424	75,323
Zurich Insurance Group AG	1,171	512,991
		$ 14,529,714
United Kingdom — 13.0%
3i Group PLC	7,801	$ 152,925
Abrdn PLC	16,252	52,949
Admiral Group PLC	1,608	68,829
Anglo American PLC	10,080	414,613
Antofagasta PLC	3,041	55,307
Ashtead Group PLC	3,470	279,732
Associated British Foods PLC	2,895	79,248
AstraZeneca PLC	12,044	1,406,370
Auto Trader Group PLC(3)	7,242	72,528
AVEVA Group PLC	905	41,759
Aviva PLC	31,430	175,196
BAE Systems PLC	24,901	185,691
Barclays PLC	130,266	331,821
Barratt Developments PLC	8,311	84,394
Berkeley Group Holdings PLC	842	54,524
BHP Group PLC	16,704	497,023
BP PLC	156,726	702,230
British American Tobacco PLC	16,876	626,635
British Land Co. PLC (The)	7,010	50,621
BT Group PLC	67,314	154,856
Bunzl PLC	2,545	99,421
Burberry Group PLC	3,124	77,107
Coca-Cola Europacific Partners PLC	1,647	92,117
Compass Group PLC(1)	13,713	308,730
Croda International PLC	1,134	155,326
Diageo PLC	18,119	990,675
Entain PLC(1)	4,677	106,901
Evraz PLC	3,425	28,002
Ferguson PLC	1,726	306,584
GlaxoSmithKline PLC	39,034	849,877
Halma PLC	3,070	133,112

15
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
United Kingdom (continued)
Hargreaves Lansdown PLC	2,659	$ 48,862
Hikma Pharmaceuticals PLC	1,223	36,728
HSBC Holdings PLC	158,542	957,476
Imperial Brands PLC	7,551	165,479
Informa PLC(1)	12,081	84,586
InterContinental Hotels Group PLC(1)	1,394	90,121
Intertek Group PLC	1,299	99,097
J Sainsbury PLC	11,679	43,656
JD Sports Fashion PLC	18,070	53,279
Johnson Matthey PLC	1,407	39,098
Kingfisher PLC	15,641	71,945
Land Securities Group PLC	5,555	58,627
Legal & General Group PLC	45,856	185,180
Lloyds Banking Group PLC	548,655	356,292
London Stock Exchange Group PLC	2,560	240,819
M&G PLC	18,709	50,614
Melrose Industries PLC	33,152	72,098
Mondi PLC	3,917	97,157
National Grid PLC	27,897	402,255
Natwest Group PLC	44,868	137,400
Next PLC	1,079	119,341
Ocado Group PLC(1)	3,893	88,571
Pearson PLC	6,159	51,093
Persimmon PLC	2,595	100,580
Phoenix Group Holdings PLC	5,705	50,501
Prudential PLC	20,207	349,436
Reckitt Benckiser Group PLC	5,509	474,235
RELX PLC	15,048	491,271
Rentokil Initial PLC	13,829	109,467
Rio Tinto PLC	8,715	574,721
Rolls-Royce Holdings PLC(1)	67,400	112,500
Sage Group PLC (The)	8,820	102,056
Schroders PLC	934	45,082
Segro PLC	9,491	184,711
Severn Trent PLC	1,999	79,824
Smith & Nephew PLC	6,612	115,395
Smiths Group PLC	3,286	70,338
Spirax-Sarco Engineering PLC	587	127,749
SSE PLC	7,941	177,522
St. James's Place PLC	4,377	100,024
Standard Chartered PLC	20,555	124,990
Taylor Wimpey PLC	27,593	65,785
Tesco PLC	59,463	234,110
Unilever PLC	20,298	1,088,916
United Utilities Group PLC	5,449	80,402
Vodafone Group PLC	216,739	326,460
Whitbread PLC(1)	1,488	60,528
Security	Shares	Value
United Kingdom (continued)
WPP PLC	9,194	$ 140,004
		$ 17,571,484
Total Common Stocks (identified cost $81,805,373)		$134,862,294

Short-Term Investments — 1.7%

Affiliated Fund — 0.3%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.06%(6)	340,788	$ 340,788
Total Affiliated Fund (identified cost $340,788)		$ 340,788

Securities Lending Collateral — 1.4%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(7)	1,896,948	$ 1,896,948
Total Securities Lending Collateral (identified cost $1,896,948)		$ 1,896,948
Total Short-Term Investments (identified cost $2,237,736)		$ 2,237,736

Total Investments — 101.5% (identified cost $84,043,109)	$ 137,100,030
Other Assets, Less Liabilities — (1.5)%	$ (2,016,014)
Net Assets — 100.0%	$ 135,084,016

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at December 31, 2021. The aggregate market value of securities on loan at December 31, 2021 was $3,768,378.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2021, the aggregate value of these securities is $2,587,600 or 1.9% of the Fund's net assets.
(4)	Represents an investment in an issuer that may be deemed to be an affiliate effective March 1, 2021 (see Note 8).
(5)	Amount is less than 0.05%.

16
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Schedule of Investments — continued

(6)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2021.
(7)	Represents investment of cash collateral received in connection with securities lending.
At December 31, 2021, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Financials	16.9%
Industrials	16.2
Health Care	12.7
Consumer Discretionary	12.5
Consumer Staples	10.3
Information Technology	9.7
Materials	7.5
Communication Services	4.5
Utilities	3.4
Energy	3.4
Real Estate	2.7
Total	99.8%

Abbreviations:
ADR	– American Depositary Receipt
CDI	– CHESS Depositary Interest
PC	– Participation Certificate
PFC Shares	– Preference Shares
17
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Statement of Assets and Liabilities

December 31, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $83,252,118) - including $3,768,378 of securities on loan	$ 136,241,812
Investments in securities of affiliated issuers, at value (identified cost $790,991)	858,218
Cash denominated in foreign currency, at value (cost $193,385)	197,286
Receivable for capital shares sold	41,905
Dividends receivable	112,768
Dividends receivable - affiliated	13
Securities lending income receivable	832
Tax reclaims receivable	297,107
Receivable from affiliate	23,409
Directors' deferred compensation plan	30,228
Total assets	$137,803,578
Liabilities
Payable for capital shares redeemed	$ 640,749
Deposits for securities loaned	1,896,948
Payable to affiliates:
Investment advisory fee	33,820
Administrative fee	13,528
Distribution and service fees	4,958
Sub-transfer agency fee	154
Directors' deferred compensation plan	30,228
Accrued expenses	99,177
Total liabilities	$ 2,719,562
Net Assets	$135,084,016
Sources of Net Assets
Paid-in capital	$ 85,598,991
Distributable earnings	49,485,025
Net Assets	$135,084,016
Class I Shares
Net Assets	$ 105,720,869
Shares Outstanding	1,035,252
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 102.12
Class F Shares
Net Assets	$ 29,363,147
Shares Outstanding	288,634
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 101.73
18
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Statement of Operations

Year Ended
December 31, 2021
Investment Income
Dividend income (net of foreign taxes withheld of $342,345)	$ 3,783,337
Dividend income - affiliated issuers (net of foreign taxes withheld of $2,226)	20,212
Securities lending income, net	28,800
Other income	120,103
Total investment income	$ 3,952,452
Expenses
Investment advisory fee	$ 396,172
Administrative fee	158,469
Distribution and service fees:
Class F	51,907
Directors' fees and expenses	5,184
Custodian fees	38,345
Transfer agency fees and expenses	99,744
Accounting fees	47,709
Professional fees	31,818
Reports to shareholders	4
Licensing fees	62,936
Miscellaneous	9,751
Total expenses	$ 902,039
Waiver and/or reimbursement of expenses by affiliate	$ (214,774)
Net expenses	$ 687,265
Net investment income	$ 3,265,187
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 172,788
Investment securities - affiliated issuers	(32)
Foreign currency transactions	(32,952)
Net realized gain	$ 139,804
Change in unrealized appreciation (depreciation):
Investment securities	$ 9,898,076
Investment securities - affiliated issuers	17,359
Foreign currency	(10,829)
Net change in unrealized appreciation (depreciation)	$ 9,904,606
Net realized and unrealized gain	$10,044,410
Net increase in net assets from operations	$13,309,597
19
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Statements of Changes in Net Assets

	Year Ended December 31,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 3,265,187	$ 2,282,805
Net realized gain (loss)	139,804	(858,505)
Net change in unrealized appreciation (depreciation)	9,904,606	6,711,172
Net increase in net assets from operations	$ 13,309,597	$ 8,135,472
Distributions to shareholders:
Class I	$ (1,852,955)	$ (3,275,864)
Class F	(493,065)	(508,619)
Total distributions to shareholders	$ (2,346,020)	$ (3,784,483)
Capital share transactions:
Class I	$ (8,536,026)	$ (13,942,734)
Class F	8,540,310	4,867,446
Net increase (decrease) in net assets from capital share transactions	$ 4,284	$ (9,075,288)
Net increase (decrease) in net assets	$ 10,967,861	$ (4,724,299)
Net Assets
At beginning of year	$ 124,116,155	$ 128,840,454
At end of year	$135,084,016	$124,116,155
20
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Financial Highlights

	Class I
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 93.77	$ 90.02	$ 76.31	$ 91.21	$ 74.93
Income (Loss) From Operations
Net investment income(1)	$ 2.53	$ 1.69	$ 2.43	$ 2.36	$ 2.11
Net realized and unrealized gain (loss)	7.63	4.89	13.55	(14.36)	16.39
Total income (loss) from operations	$ 10.16	$ 6.58	$ 15.98	$ (12.00)	$ 18.50
Less Distributions
From net investment income	$ (1.81)	$ (2.83)	$ (2.27)	$ (2.90)	$ (2.22)
Total distributions	$ (1.81)	$ (2.83)	$ (2.27)	$ (2.90)	$ (2.22)
Net asset value — End of year	$ 102.12	$ 93.77	$ 90.02	$ 76.31	$ 91.21
Total Return(2)	10.88%	7.78%	21.26%	(13.58)%	24.76%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$105,721	$105,165	$115,803	$103,168	$141,082
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.64%	0.74%	0.68%	0.69% (4)	0.68%
Net expenses	0.48%	0.48%	0.48%	0.49% (4)	0.48%
Net investment income	2.51%	2.05%	2.87%	2.67%	2.49%
Portfolio Turnover	8%	9%	7%	6%	3%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense of 0.01%.
21
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 93.60	$ 90.04	$ 76.49	$ 91.65	$ 75.47
Income (Loss) From Operations
Net investment income(1)	$ 2.32	$ 1.49	$ 2.14	$ 2.09	$ 1.87
Net realized and unrealized gain (loss)	7.62	4.90	13.68	(14.35)	16.53
Total income (loss) from operations	$ 9.94	$ 6.39	$ 15.82	$(12.26)	$18.40
Less Distributions
From net investment income	$ (1.81)	$ (2.83)	$ (2.27)	$ (2.90)	$ (2.22)
Total distributions	$ (1.81)	$ (2.83)	$ (2.27)	$ (2.90)	$ (2.22)
Net asset value — End of year	$101.73	$ 93.60	$ 90.04	$ 76.49	$91.65
Total Return(2)	10.66%	7.56%	21.00%	(13.80)%	24.44%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 29,363	$18,951	$13,038	$ 7,645	$ 7,226
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.84%	0.94%	0.88%	0.89% (4)	0.91%
Net expenses	0.68%	0.68%	0.69%	0.74% (4)	0.73%
Net investment income	2.31%	1.80%	2.52%	2.37%	2.18%
Portfolio Turnover	8%	9%	7%	6%	3%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense of 0.01%.
22
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP EAFE International Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public
23

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 9,005,219	$ —	$ 9,005,219
Austria	—	313,799	—	313,799
Belgium	—	1,097,102	—	1,097,102
Denmark	—	3,645,986	—	3,645,986
Finland	—	1,684,719	—	1,684,719
France	—	14,834,560	—	14,834,560
Germany	121,830	11,688,689	—	11,810,519
Hong Kong	32,555	3,687,239	—	3,719,794
Ireland	—	1,479,179	—	1,479,179
Israel	402,198	597,950	—	1,000,148
Italy	—	2,809,701	—	2,809,701
Japan	—	30,592,699	—	30,592,699
Netherlands	—	9,493,730	—	9,493,730
New Zealand	—	369,450	—	369,450
Norway	—	894,945	—	894,945
Poland	—	20,223	—	20,223
Portugal	—	206,273	—	206,273
Singapore	241,159	1,394,115	—	1,635,274
Spain	—	3,097,037	—	3,097,037
Sweden	—	5,050,739	—	5,050,739
Switzerland	—	14,529,714	—	14,529,714
United Kingdom	92,117	17,479,367	—	17,571,484
Total Common Stocks	$ 889,859	$133,972,435 (1)	$ —	$134,862,294
Short-Term Investments:
Affiliated Fund	$ —	$ 340,788	$ —	$ 340,788
Securities Lending Collateral	1,896,948	—	—	1,896,948
Total Investments	$2,786,807	$134,313,223	$ —	$137,100,030

(1)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
Level 3 investments at the beginning and/or end of the period were valued at $0 and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance
24

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

with the Fund's understanding of the applicable country’s tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2021, the Fund received approximately $120,000 from Sweden for previously withheld foreign taxes and interest thereon. Such amount is included in other income on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G  Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the annual rate of 0.30% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2021, the investment advisory fee amounted to $396,172. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund's operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.48% for Class I and 0.68% for Class F of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2022. For the year ended December 31, 2021, CRM waived or reimbursed expenses of $214,774.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund's average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2021, CRM was paid administrative fees of $158,469.
25

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.20% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2021 amounted to $51,907 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $605 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000 ($214,000 effective January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2021, expenses incurred under the Servicing Plan amounted to $98,429 and are included in transfer agency fees and expenses on the Statement of Operations.
4  Investment Activity
During the year ended December 31, 2021, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $12,283,642 and $10,890,169, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2021 and December 31, 2020 was as follows:
	Year Ended December 31,
	2021	2020
Ordinary income	$2,346,020	$3,784,483
As of December 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 4,101,221
Deferred capital losses	(3,744,359)
Net unrealized appreciation	49,128,163
Distributable earnings	$49,485,025
At December 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $3,744,359 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2021, $3,744,359 are long-term.
26

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$87,983,123
Gross unrealized appreciation	$ 55,922,917
Gross unrealized depreciation	(6,806,010)
Net unrealized appreciation	$49,116,907
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2021, the total value of securities on loan was $3,768,378 and the total value of collateral received was $3,970,983, comprised of cash of $1,896,948 and U.S. government and/or agencies securities of $2,074,035.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$1,896,948	$ —	$ —	$ —	$1,896,948
The carrying amount of the liability for deposits for securities loaned at December 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2021.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at December 31, 2021. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2021.
27

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

8  Affiliated Issuers and Funds
The Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At December 31, 2021, the value of the Fund’s investment in affiliated issuers and funds was $858,218, which represents 0.6% of the Fund’s net assets. Transactions in affiliated issuers and funds by the Fund for the year ended December 31, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/Units, end of period
Common Stocks
Mitsubishi UFJ Financial Group, Inc.(1)	$ —	$ —	$ —	$ —	$ 17,359	$ 517,430	$ 20,037	95,076
Short-Term Investments
Calvert Cash Reserves Fund, LLC	439,993	13,030,472	(13,129,645)	(32)	—	340,788	175	340,788
Totals				$ (32)	$17,359	$858,218	$20,212

(1)	May be deemed to be an affiliated issuer as of March 1, 2021 (see Note 2).
9  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 20,000,000 common shares, $0.10 par value, for each Class.
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020 were as follows:
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I
Shares sold	55,778	$ 5,594,467	117,201	$ 8,890,337
Reinvestment of distributions	18,572	1,852,955	40,086	3,275,864
Shares redeemed	(160,654)	(15,983,448)	(322,145)	(26,108,935)
Net decrease	(86,304)	$ (8,536,026)	(164,858)	$(13,942,734)
Class F
Shares sold	128,284	$ 12,782,333	76,301	$ 6,372,191
Reinvestment of distributions	4,959	493,065	6,232	508,619
Shares redeemed	(47,081)	(4,735,088)	(24,856)	(2,013,364)
Net increase	86,162	$ 8,540,310	57,677	$ 4,867,446
At December 31, 2021, separate accounts of an insurance company owned 70.1% of the value of the outstanding shares of the Fund.
28

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

10  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
11  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Corporation that it was resigning as the independent registered public accounting firm to the Corporation, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Corporation), KPMG would no longer be independent of the Corporation. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Corporation (the “Funds”) for the fiscal year ending December 31, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended December 31, 2019 and December 31, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
29

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP EAFE International Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP EAFE International Index Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2021, the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended December 31, 2020, and the financial highlights for the years ended December 31, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 18, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
30

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends and the foreign tax credit.
163(j) Interest Dividends. For the fiscal year ended December 31, 2021, the Fund designates 3.69% of distributions from net investment income as a 163(j) interest dividend.
Foreign Tax Credit. For the fiscal year ended December 31, 2021, the Fund paid foreign taxes of $254,309 and recognized foreign source income of $3,757,979.
31

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue, NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 39 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through
December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
32

Calvert
VP EAFE International Index Portfolio
December 31, 2021
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
33

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

34

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
35

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
36

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24227     12.31.21

Calvert
VP Investment Grade Bond Index Portfolio
Annual Report
December 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2021
Calvert
VP Investment Grade Bond Index Portfolio

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
During the 12-month period ended December 31, 2021, the U.S. fixed-income market was influenced by several key events: a change in U.S. federal government leadership, the introduction of COVID-19 vaccines, and the reopening of the U.S. economy. Against that background, fixed-income returns were generally weak, while equity markets posted strong returns as optimism about the economic reopening returned to the market.
The period began with multiple drugmakers announcing successful clinical trials in the development of COVID-19 vaccines. During the first quarter of the period, the U.S. Federal Reserve (the Fed) maintained accommodative monetary policies and Congress passed $900 billion in additional fiscal stimulus. Stocks performed well, credit spreads tightened, and long-term U.S. Treasury yields rose as the U.S. dollar weakened during the first quarter. Bond markets suffered in the first quarter as the Bloomberg U.S. Aggregate Bond Index posted its worst quarterly return in 40 years.
During the second quarter of 2021, global equity markets grew in value, while fixed-income markets staged a bounce back as the U.S. Treasury yield curve flattened. The tighter monetary stance taken by the Fed in June raised expectations of potential interest rate hikes to help manage inflation. At the same time, the Fed announced plans to taper its monthly bond purchases.
As 2021 progressed, inflation became a growing concern among investors. Strong demand for goods and services, ongoing supply-side constraints, and rising commodity prices contributed to inflationary fears. As a result, many central banks worldwide began to take less accommodative postures.
In the fall, the Fed accelerated the tapering of its bond-buying policy and in December indicated it might raise interest rates as much as three times in 2022. Although this caused a further flattening of the U.S. Treasury yield curve, it was not accompanied by the significant yield spread widening that typically comes with a flattening curve. Investment-grade corporate credit spreads widened modestly during the fourth quarter, while high yield bond spreads tightened. The Bloomberg U.S. Aggregate Bond Index was essentially flat during the final quarter of the period, capping a year of weak returns.
The Bloomberg U.S. Aggregate Bond Index returned (1.54)% in 2021, which was its first calendar-year loss since 2013. The ICE BofA U.S. High Yield and S&P/LSTA Leveraged Loan indexes gained 5.36% and 5.20%, respectively, during the period. The S& P 500® Index returned 28.71% and the Nasdaq Composite Index returned 22.18% during the period.
Investment Strategy
Calvert VP Investment Grade Bond Index Portfolio (the Fund) employs a passive management approach in an effort to track as closely as possible the performance of the Bloomberg U.S. Aggregate Bond Index (the Index). With more than 12,000 securities within the Index, however, full replication is not feasible. The Fund, therefore, uses a representative sampling method to create a portfolio of securities with similar economic characteristics as the Index, including duration, sector allocation, and quality.
Fund Performance
For the 12-month period ended December 31, 2021, the Fund returned (1.82)% for Class I shares at net asset value (NAV). By comparison, its benchmark, the Index, returned (1.54)% during the period.
The Index is unmanaged and returns do not reflect any fees or operating expenses.
Shorter duration securities outperformed during the period as the intermediate part of the U.S. Treasury curve steepened early in the year. The corporate and structured sectors experienced modest spread tightening over the course of the year, contributing to their outperformance relative to the Index and the Fund during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Performance

Portfolio Manager(s) Tina J. Udell, CFA of Ameritas Investment Partners, Inc.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	03/31/2003	03/31/2003	(1.82)%	3.33%	2.60%
Class F at NAV	10/30/2015	03/31/2003	(2.08)	3.07	2.44

Bloomberg U.S. Aggregate Bond Index	—	—	(1.54)%	3.57%	2.90%

% Total Annual Operating Expense Ratios[3]	Class I	Class F
Gross	0.47%	0.72%
Net	0.32	0.57
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2011	$12,730	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Fund Profile

Asset Allocation (% of total investments)

4

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class F is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/22. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P/LSTA Leveraged Loan indices and S&P Dow Jones Indices are products of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.
Credit spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period* (7/1/21 – 12/31/21)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$ 998.10	$1.61 **	0.32%
Class F	$1,000.00	$ 996.80	$2.87 **	0.57%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,023.59	$1.63 **	0.32%
Class F	$1,000.00	$1,022.33	$2.91 **	0.57%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2021. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Schedule of Investments

Asset-Backed Securities — 0.3%

Security	Principal Amount (000's omitted)	Value
American Express Credit Account Master Trust:
Series 2019-1, Class A, 2.87%, 10/15/24	$300	$ 301,975
Series 2021-1, Class A, 0.90%, 11/15/26	50	49,610
Avis Budget Rental Car Funding AESOP, LLC, Series 2019-1A, Class A, 3.45%, 3/20/23(1)	150	150,598
Total Asset-Backed Securities (identified cost $502,374)		$ 502,183

Commercial Mortgage-Backed Securities — 2.1%

Security	Principal Amount (000's omitted)	Value
Citigroup Commercial Mortgage Trust:
Series 2013-GC17, Class A4, 4.131%, 11/10/46	$422	$ 441,986
Series 2014-GC21, Class A5, 3.855%, 5/10/47	645	678,031
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	625	629,716
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4, 3.166%, 2/15/48	1,275	1,332,191
Total Commercial Mortgage-Backed Securities (identified cost $3,010,433)		$ 3,081,924

Corporate Bonds — 27.1%

Security	Principal Amount (000's omitted)	Value
Basic Materials — 0.4%
Barrick North America Finance, LLC, 5.75%, 5/1/43	$100	$ 136,164
Dow Chemical Co. (The), 4.375%, 11/15/42	100	118,366
LYB International Finance BV, 5.25%, 7/15/43	100	129,205
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	200	207,076
		$ 590,811
Communications — 3.3%
AT&T, Inc.:
4.90%, 6/15/42	$200	$ 241,452
5.375%, 10/15/41	100	123,294
5.45%, 3/1/47	1,000	1,309,788
Charter Communications Operating, LLC / Charter Communications Operating Capital, 4.908%, 7/23/25	500	551,000
Comcast Corp.:
2.937%, 11/1/56(1)	98	93,604
4.00%, 3/1/48	50	57,736
4.15%, 10/15/28	100	113,595
Discovery Communications, LLC, 4.125%, 5/15/29	200	221,325
Security	Principal Amount (000's omitted)	Value
Communications (continued)
Motorola Solutions, Inc., 2.30%, 11/15/30	$250	$ 241,823
NBCUniversal Media, LLC, 4.45%, 1/15/43	123	149,483
T-Mobile USA, Inc., 3.50%, 4/15/25	250	265,051
Verizon Communications, Inc.:
1.68%, 10/30/30	340	323,383
2.875%, 11/20/50	150	142,754
Walt Disney Co. (The), 5.40%, 10/1/43	100	139,056
WPP Finance 2010, 3.75%, 9/19/24	1,000	1,057,863
		$ 5,031,207
Consumer, Cyclical — 1.8%
Choice Hotels International, Inc., 3.70%, 1/15/31	$250	$ 265,391
Cintas Corp. No. 2, 3.25%, 6/1/22	350	351,494
General Motors Co., 5.00%, 4/1/35	1,000	1,182,094
Lowe's Cos., Inc., 3.875%, 9/15/23	100	104,368
McDonald's Corp., 3.60%, 7/1/30	300	331,808
Starbucks Corp., 3.75%, 12/1/47	250	275,963
VF Corp., 2.95%, 4/23/30	225	233,644
		$ 2,744,762
Consumer, Non-cyclical — 5.3%
AbbVie, Inc.:
2.90%, 11/6/22	$200	$ 203,723
3.20%, 11/21/29	300	321,090
Alcon Finance Corp., 3.00%, 9/23/29(1)	350	365,771
Anheuser-Busch InBev Finance, Inc.:
4.00%, 1/17/43	100	111,523
4.625%, 2/1/44	1,000	1,201,524
Block Financial, LLC, 3.875%, 8/15/30	150	160,668
Bunge, Ltd. Finance Corp., 1.63%, 8/17/25	250	249,317
CVS Health Corp., 4.30%, 3/25/28(2)	110	123,541
CVS Pass-Through Trust, 6.036%, 12/10/28	60	68,687
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30	400	422,948
Equifax, Inc., 3.30%, 12/15/22	450	458,038
Gilead Sciences, Inc., 3.70%, 4/1/24	100	105,170
Global Payments, Inc., 2.15%, 1/15/27	200	200,910
Kroger Co. (The):
3.85%, 8/1/23	100	103,920
3.875%, 10/15/46	250	278,968
Laboratory Corp. of America Holdings:
2.95%, 12/1/29	100	104,152
4.00%, 11/1/23	100	104,889
Molson Coors Brewing Co., 5.00%, 5/1/42	100	121,067
Perrigo Finance Unlimited Co., 3.90%, 6/15/30	250	253,671
Pfizer, Inc., 4.40%, 5/15/44	1,000	1,245,884
Quanta Services, Inc., 2.90%, 10/1/30	200	203,626
STERIS Irish FinCo Unlimited Co., 3.75%, 3/15/51	100	109,690
Sysco Corp., 5.95%, 4/1/30	250	312,364
Takeda Pharmaceutical Co., Ltd., 3.175%, 7/9/50	400	404,348

7
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Consumer, Non-cyclical (continued)
Triton Container International, Ltd., 2.05%, 4/15/26(1)	$300	$ 297,937
Tyson Foods, Inc., 3.95%, 8/15/24	100	106,365
Viatris, Inc., 2.30%, 6/22/27	250	251,623
Zoetis, Inc., 4.70%, 2/1/43	100	127,742
		$ 8,019,156
Energy — 3.2%
BP Capital Markets America, Inc., 3.633%, 4/6/30	$200	$ 220,888
Colonial Pipeline Co., 6.58%, 8/28/32(1)	100	132,132
HollyFrontier Corp., 5.875%, 4/1/26	1,000	1,122,555
Shell International Finance BV:
4.125%, 5/11/35	1,350	1,577,891
4.55%, 8/12/43	100	124,972
Texas Eastern Transmission, L.P., 2.80%, 10/15/22(1)	400	404,396
TransCanada PipeLines, Ltd., 4.875%, 1/15/26	1,000	1,114,577
TransContinental Gas Pipe Line Co., LLC, 4.45%, 8/1/42	100	117,411
		$ 4,814,822
Financial — 6.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.00%, 10/29/28	$200	$ 202,984
Bank of America Corp.:
2.592% to 4/29/30, 4/29/31(3)	500	505,628
4.125%, 1/22/24	300	318,896
4.244% to 4/24/37, 4/24/38(3)	250	293,846
Berkshire Hathaway Finance Corp., 4.30%, 5/15/43	1,000	1,199,803
Capital One Bank, 3.375%, 2/15/23	200	205,592
Citigroup, Inc.:
4.075% to 4/23/28, 4/23/29(3)	500	551,843
5.50%, 9/13/25	80	90,555
Discover Financial Services, 3.85%, 11/21/22	200	205,316
Excalibur One 77B, LLC, 1.492%, 1/1/25	12	11,945
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24	500	530,415
HSBC Holdings PLC, 2.848% to 6/4/30, 6/4/31(3)	400	405,053
JPMorgan Chase & Co.:
3.109% to 4/22/50, 4/22/51(3)	300	310,797
3.375%, 5/1/23	700	721,901
MetLife, Inc., 4.875%, 11/13/43	100	129,980
Morgan Stanley:
4.10%, 5/22/23(4)	500	520,950
5.00%, 11/24/25(4)	150	168,074
Piedmont Operating Partnership LP, 3.15%, 8/15/30	150	153,812
PNC Bank N.A., 2.70%, 10/22/29	250	258,535
Prudential Financial, Inc., 5.10%, 8/15/43	1,000	1,210,488
Simon Property Group, L.P., 2.65%, 7/15/30(2)	150	152,975
US Bancorp, 3.10%, 4/27/26	250	264,449
Wells Fargo & Co.:
2.625%, 7/22/22	400	405,000
3.196% to 6/17/26, 6/17/27(3)	250	263,708
Security	Principal Amount (000's omitted)	Value
Financial (continued)
Westpac Banking Corp., 3.35%, 3/8/27	$200	$ 216,074
		$ 9,298,619
Industrial — 3.1%
BNSF Funding Trust I, 6.613% to 1/15/26, 12/15/55(3)	$540	$ 601,425
Boeing Co. (The):
2.196%, 2/4/26	300	300,173
3.20%, 3/1/29	150	154,527
4.875%, 5/1/25	100	109,492
5.15%, 5/1/30	100	116,605
Carrier Global Corp., 3.577%, 4/5/50	375	399,805
Cummins, Inc., 4.875%, 10/1/43	100	133,146
Deere & Co., 6.55%, 10/1/28	250	320,106
Flex, Ltd.:
4.75%, 6/15/25	250	272,319
4.875%, 5/12/30	250	285,391
GATX Corp., 3.25%, 9/15/26	400	419,230
Kansas City Southern, 4.70%, 5/1/48	200	250,155
Lennox International, Inc., 1.70%, 8/1/27	300	295,028
Parker-Hannifin Corp., 3.25%, 3/1/27	200	214,393
Raytheon Technologies Corp., 4.50%, 6/1/42	100	123,900
Roper Technologies, Inc., 2.95%, 9/15/29	250	258,844
United Parcel Service, Inc., 6.20%, 1/15/38	250	361,371
		$ 4,615,910
Technology — 2.4%
Apple, Inc., 3.85%, 5/4/43	$1,100	$ 1,298,286
Broadcom, Inc.:
3.137%, 11/15/35(1)	500	503,517
3.419%, 4/15/33(1)	200	209,885
Dell International, LLC / EMC Corp., 5.30%, 10/1/29	250	293,337
International Business Machines Corp., 3.625%, 2/12/24	100	105,463
Kyndryl Holdings, Inc., 2.70%, 10/15/28(1)	350	339,001
NetApp, Inc., 3.25%, 12/15/22	100	101,523
Oracle Corp.:
2.65%, 7/15/26	150	154,314
3.60%, 4/1/50	400	392,411
VMware, Inc., 2.20%, 8/15/31	200	196,656
		$ 3,594,393
Utilities — 1.4%
DTE Electric Co., 2.25%, 3/1/30	$300	$ 301,110
Duke Energy Corp., 3.15%, 8/15/27	500	526,338
PacifiCorp, 4.10%, 2/1/42	100	114,810
Public Service Electric & Gas Co., 3.95%, 5/1/42	1,000	1,154,402
		$ 2,096,660
Total Corporate Bonds (identified cost $37,575,884)		$ 40,806,340

8
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Schedule of Investments — continued

Sovereign Government Bonds — 0.7%

Security	Principal Amount (000's omitted)	Value
Mexico Government International Bond, 5.55%, 1/21/45	$500	$ 600,005
Province of Ontario Canada, 2.45%, 6/29/22	400	404,215
Province of Quebec Canada, 2.625%, 2/13/23	75	76,768
Total Sovereign Government Bonds (identified cost $972,557)		$ 1,080,988

Taxable Municipal Obligations — 0.7%

Security	Principal Amount (000's omitted)	Value
General Obligations — 0.7%
New York, NY, 3.60%, 8/1/28	$1,000	$ 1,068,510
Total Taxable Municipal Obligations (identified cost $993,256)		$ 1,068,510

U.S. Government Agencies and Instrumentalities — 3.9%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
0.25%, 8/24/23	$1,000	$ 993,670
6.75%, 3/15/31	1,300	1,869,062
Federal National Mortgage Association:
0.50%, 4/14/25	1,000	982,840
0.75%, 10/8/27	350	337,846
0.875%, 8/5/30	1,500	1,414,671
2.125%, 4/24/26	300	311,224
Total U.S. Government Agencies and Instrumentalities (identified cost $5,738,746)		$ 5,909,313

U.S. Government Agency Mortgage-Backed Securities — 26.0%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
2.00%, with various maturities to 2051	$6,080	$ 6,100,922
2.50%, with various maturities to 2051	2,973	3,058,087
3.00%, 1/1/43	410	432,760
3.50%, with various maturities to 2048	594	631,592
4.00%, with various maturities to 2048	411	440,187
4.50%, with various maturities to 2044	702	770,532
5.00%, with various maturities to 2040	555	621,675
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
6.00%, with various maturities to 2040	$38	$ 44,195
6.50%, 10/1/37	13	15,236
Federal National Mortgage Association:
1.50%, 9/1/35	650	654,022
1.973%, (12 mo. USD LIBOR + 1.589%), 9/1/38(5)	80	83,170
2.00%, with various maturities to 2051	5,441	5,488,928
2.50%, with various maturities to 2051	4,156	4,271,840
3.00%, with various maturities to 2051	4,545	4,779,544
3.50%, with various maturities to 2049	3,046	3,260,606
4.00%, with various maturities to 2047	1,560	1,686,082
4.50%, with various maturities to 2044	1,183	1,296,624
5.00%, with various maturities to 2034	67	74,072
5.50%, with various maturities to 2038	245	276,298
6.00%, with various maturities to 2038	250	288,788
6.50%, with various maturities to 2036	43	48,050
Government National Mortgage Association:
2.50%, with various maturities to 2051	3,017	3,095,513
3.00%, 3/20/51	471	487,410
4.00%, with various maturities to 2042	696	750,452
4.50%, 7/20/33	62	66,772
5.00%, with various maturities to 2039	263	295,243
5.50%, 7/20/34	35	38,553
6.00%, with various maturities to 2038	174	200,709
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $38,882,923)		$ 39,257,862

U.S. Treasury Obligations — 37.7%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
1.125%, 8/15/40	$500	$ 436,719
1.375%, 8/15/50	1,000	876,367
1.875%, 2/15/51	1,150	1,138,230
2.00%, 8/15/51	350	356,891
2.25%, 8/15/49	650	695,932
2.50%, 2/15/45	1,000	1,100,117
3.00%, 5/15/47	1,000	1,214,141
3.125%, 11/15/41	1,000	1,201,992
3.125%, 8/15/44	1,600	1,943,562
3.125%, 5/15/48	750	937,617
3.75%, 11/15/43	1,045	1,382,380
3.875%, 8/15/40	500	659,160
4.375%, 5/15/41	700	986,316
6.25%, 8/15/23	1,000	1,091,035

9
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Notes:
0.125%, 2/28/23	$950	$ 946,252
0.125%, 8/15/23	1,500	1,487,930
0.375%, 4/30/25	800	782,375
0.375%, 11/30/25	2,000	1,939,766
0.375%, 1/31/26	1,500	1,451,543
0.375%, 7/31/27	300	285,012
0.50%, 8/31/27	750	715,811
0.625%, 5/15/30	300	280,570
0.625%, 8/15/30	1,000	932,813
0.875%, 11/15/30	250	237,744
1.125%, 2/29/28	500	492,852
1.125%, 2/15/31	1,100	1,067,816
1.25%, 4/30/28	1,000	991,133
1.25%, 8/15/31	1,300	1,271,359
1.50%, 2/15/30	1,400	1,407,547
1.625%, 11/15/22	2,500	2,526,867
1.625%, 9/30/26	800	813,688
1.75%, 5/15/22	1,600	1,609,404
1.875%, 7/31/22	1,250	1,261,755
1.875%, 7/31/26	1,500	1,542,715
2.00%, 2/15/22	1,750	1,753,976
2.00%, 2/15/25	1,500	1,545,234
2.125%, 9/30/24	2,750	2,840,127
2.25%, 11/15/24	2,000	2,073,672
2.25%, 3/31/26	1,000	1,042,930
2.25%, 2/15/27	2,100	2,200,324
2.25%, 11/15/27	1,750	1,837,705
2.625%, 6/30/23	600	618,234
2.625%, 2/15/29	1,000	1,081,289
2.75%, 11/15/23	1,300	1,349,258
2.75%, 2/15/24	3,000	3,124,922
3.125%, 11/15/28	1,150	1,278,521
Total U.S. Treasury Obligations (identified cost $54,158,646)		$ 56,811,603

Short-Term Investments — 1.2%
Affiliated Fund — 1.0%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.06%(6)	1,429,356	$ 1,429,356
Total Affiliated Fund (identified cost $1,429,356)		$ 1,429,356
Securities Lending Collateral — 0.2%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(7)	280,780	$ 280,780
Total Securities Lending Collateral (identified cost $280,780)		$ 280,780
Total Short-Term Investments (identified cost $1,710,136)		$ 1,710,136
Total Investments — 99.7% (identified cost $143,544,955)		$150,228,859
Other Assets, Less Liabilities — 0.3%		$ 507,897
Net Assets — 100.0%		$150,736,756

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2021, the aggregate value of these securities is $2,496,841 or 1.7% of the Fund's net assets.
(2)	All or a portion of this security was on loan at December 31, 2021. The aggregate market value of securities on loan at December 31, 2021 was $272,230.
(3)	Security converts to variable rate after the indicated fixed-rate coupon period.
(4)	Represents an investment in an issuer that is deemed to be an affiliate effective March 1, 2021 (see Note 8).
(5)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at December 31, 2021.
(6)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2021.
(7)	Represents investment of cash collateral received in connection with securities lending.

10
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Schedule of Investments — continued

Abbreviations:
LIBOR	– London Interbank Offered Rate

Currency Abbreviations:
USD	– United States Dollar
11
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Statement of Assets and Liabilities

December 31, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $141,463,698) - including $272,230 of securities on loan	$ 148,110,479
Investments in securities of affiliated issuers, at value (identified cost $2,081,257)	2,118,380
Receivable for capital shares sold	71,894
Interest receivable	820,966
Dividends and interest receivable - affiliated	3,067
Securities lending income receivable	106
Directors' deferred compensation plan	34,936
Total assets	$151,159,828
Liabilities
Payable for capital shares redeemed	$ 7,855
Deposits for securities loaned	280,780
Payable to affiliates:
Investment advisory fee	25,638
Administrative fee	15,383
Distribution and service fees	1,142
Sub-transfer agency fee	91
Directors' deferred compensation plan	34,936
Other	5,139
Accrued expenses	52,108
Total liabilities	$ 423,072
Net Assets	$150,736,756
Sources of Net Assets
Paid-in capital	$ 142,380,632
Distributable earnings	8,356,124
Net Assets	$150,736,756
Class I Shares
Net Assets	$ 145,323,479
Shares Outstanding	2,611,909
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 55.64
Class F Shares
Net Assets	$ 5,413,277
Shares Outstanding	99,120
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 54.61
12
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Statement of Operations

Year Ended
December 31, 2021
Investment Income
Dividend income - affiliated issuers	$ 1,075
Interest income	3,454,788
Interest income - affiliated issuers	22,985
Securities lending income, net	1,743
Total investment income	$ 3,480,591
Expenses
Investment advisory fee	$ 299,547
Administrative fee	179,728
Distribution and service fees:
Class F	11,618
Directors' fees and expenses	6,041
Custodian fees	7,402
Transfer agency fees and expenses	118,625
Accounting fees	33,771
Professional fees	31,252
Reports to shareholders	38
Miscellaneous	14,132
Total expenses	$ 702,154
Waiver and/or reimbursement of expenses by affiliate	$ (210,919)
Net expenses	$ 491,235
Net investment income	$ 2,989,356
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 392,698
Investment securities - affiliated issuers	(99)
Net realized gain	$ 392,599
Change in unrealized appreciation (depreciation):
Investment securities	$ (6,040,434)
Investment securities - affiliated issuers	(24,162)
Net change in unrealized appreciation (depreciation)	$(6,064,596)
Net realized and unrealized loss	$(5,671,997)
Net decrease in net assets from operations	$(2,682,641)
13
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Statements of Changes in Net Assets

	Year Ended December 31,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 2,989,356	$ 3,255,782
Net realized gain	392,599	824,160
Net change in unrealized appreciation (depreciation)	(6,064,596)	5,885,476
Net increase (decrease) in net assets from operations	$ (2,682,641)	$ 9,965,418
Distributions to shareholders:
Class I	$ (3,494,727)	$ (3,948,859)
Class F	(125,002)	(83,363)
Total distributions to shareholders	$ (3,619,729)	$ (4,032,222)
Capital share transactions:
Class I	$ 7,347,013	$ (1,964,583)
Class F	1,653,286	2,636,560
Net increase in net assets from capital share transactions	$ 9,000,299	$ 671,977
Net increase in net assets	$ 2,697,929	$ 6,605,173
Net Assets
At beginning of year	$ 148,038,827	$ 141,433,654
At end of year	$150,736,756	$148,038,827
14
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Financial Highlights

	Class I
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 58.07	$ 55.68	$ 53.01	$ 54.93	$ 54.60
Income (Loss) From Operations
Net investment income(1)	$ 1.14	$ 1.34	$ 1.50	$ 1.50	$ 1.44
Net realized and unrealized gain (loss)	(2.20)	2.74	2.96	(1.73)	0.46
Total income (loss) from operations	$ (1.06)	$ 4.08	$ 4.46	$ (0.23)	$ 1.90
Less Distributions
From net investment income	$ (1.37)	$ (1.69)	$ (1.79)	$ (1.69)	$ (1.57)
Total distributions	$ (1.37)	$ (1.69)	$ (1.79)	$ (1.69)	$ (1.57)
Net asset value — End of year	$ 55.64	$ 58.07	$ 55.68	$ 53.01	$ 54.93
Total Return(2)	(1.82)%	7.34%	8.41%	(0.37)%	3.49%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$145,323	$144,073	$140,169	$139,729	$166,650
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.46%	0.47%	0.43%	0.44%	0.45%
Net expenses	0.32%	0.32%	0.32%	0.32%	0.32%
Net investment income	2.00%	2.30%	2.71%	2.81%	2.60%
Portfolio Turnover	15%	23%	10%	7%	14%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
15
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 57.17	$ 54.97	$ 52.48	$ 54.53	$ 54.36
Income (Loss) From Operations
Net investment income(1)	$ 0.98	$ 1.15	$ 1.33	$ 1.36	$ 1.30
Net realized and unrealized gain (loss)	(2.17)	2.74	2.95	(1.72)	0.44
Total income (loss) from operations	$ (1.19)	$ 3.89	$ 4.28	$ (0.36)	$ 1.74
Less Distributions
From net investment income	$ (1.37)	$ (1.69)	$ (1.79)	$ (1.69)	$ (1.57)
Total distributions	$ (1.37)	$ (1.69)	$ (1.79)	$ (1.69)	$ (1.57)
Net asset value — End of year	$54.61	$57.17	$54.97	$52.48	$54.53
Total Return(2)	(2.08)%	7.09%	8.15%	(0.61)%	3.21%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 5,413	$ 3,966	$ 1,265	$ 461	$ 495
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.71%	0.72%	0.68%	0.69%	1.21%
Net expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Net investment income	1.75%	2.00%	2.42%	2.57%	2.37%
Portfolio Turnover	15%	23%	10%	7%	14%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
16
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Investment Grade Bond Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the total return performance of the bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
17

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 502,183	$ —	$ 502,183
Commercial Mortgage-Backed Securities	—	3,081,924	—	3,081,924
Corporate Bonds	—	40,806,340	—	40,806,340
Sovereign Government Bonds	—	1,080,988	—	1,080,988
Taxable Municipal Obligations	—	1,068,510	—	1,068,510
U.S. Government Agencies and Instrumentalities	—	5,909,313	—	5,909,313
U.S. Government Agency Mortgage-Backed Securities	—	39,257,862	—	39,257,862
U.S. Treasury Obligations	—	56,811,603	—	56,811,603
Short-Term Investments:
Affiliated Fund	—	1,429,356	—	1,429,356
Securities Lending Collateral	280,780	—	—	280,780
Total Investments	$280,780	$149,948,079	$ —	$150,228,859
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F  Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
18

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the annual rate of 0.20% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2021, the investment advisory fee amounted to $299,547. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP). In connection with the Transaction, CRM entered into a new sub-advisory agreement with AIP, which took effect on March 1, 2021. CRM pays AIP a portion of its investment advisory fee for sub-advisory services provided to the Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.32% for Class I and 0.57% for Class F of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2022. For the year ended December 31, 2021, CRM waived or reimbursed expenses of $210,919.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2021, CRM was paid administrative fees of $179,728.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2021 amounted to $11,618 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $405 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000 ($214,000 effective January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2021, expenses incurred under the Servicing Plan amounted to $117,815, of which $92,488 were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2021 are amounts payable to an affiliate of AIP under the Servicing Plan of $7,575.
4  Investment Activity
During the year ended December 31, 2021, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities and paydowns, were $5,045,922 and $5,515,185, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $26,059,632 and $16,825,383, respectively.
19

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2021 and December 31, 2020 was as follows:
	Year Ended December 31,
	2021	2020
Ordinary income	$3,619,729	$4,032,222
As of December 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 3,352,804
Deferred capital losses	(1,376,645)
Net unrealized appreciation	6,379,965
Distributable earnings	$ 8,356,124
At December 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $1,376,645 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2021, $725,474 are short-term and $651,171 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$143,848,894
Gross unrealized appreciation	$ 7,373,121
Gross unrealized depreciation	(993,156)
Net unrealized appreciation	$ 6,379,965
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2021, the total value of securities on loan, including accrued interest, was $275,241 and the total value of collateral received was $280,780, comprised of cash.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2021.
20

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$280,780	$ —	$ —	$ —	$280,780
The carrying amount of the liability for deposits for securities loaned at December 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2021.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2021.
8  Affiliated Issuers and Funds
At December 31, 2021, the value of the Fund’s investment in affiliated issuers and funds was $2,118,380, which represents 1.4% of the Fund’s net assets. Transactions in affiliated issuers and funds by the Fund for the year ended December 31, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
Corporate Bonds
Morgan Stanley:
4.10%, 5/22/23(1)	$ —	$ —	$ —	$ —	$ (17,320)	$ 520,950	$ 17,110	$ 500,000
5.00%, 11/24/25(1)	—	—	—	—	(6,842)	168,074	5,875	150,000
Short-Term Investments
Calvert Cash Reserves Fund, LLC	1,886,432	31,446,297	(31,903,274)	(99)	—	1,429,356	1,075	1,429,356
Totals				$ (99)	$(24,162)	$2,118,380	$24,060

(1)	Affiliated issuer as of March 1, 2021 (see Note 2).
9  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 20,000,000 common shares, $0.10 par value, for each Class.
21

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020 were as follows:
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I
Shares sold	315,318	$ 17,883,244	408,172	$ 23,805,010
Reinvestment of distributions	62,765	3,494,727	68,450	3,948,859
Shares redeemed	(246,990)	(14,030,958)	(513,240)	(29,718,452)
Net increase (decrease)	131,093	$ 7,347,013	(36,618)	$ (1,964,583)
Class F
Shares sold	35,869	$ 2,000,582	51,993	$ 2,958,722
Reinvestment of distributions	2,286	125,002	1,467	83,363
Shares redeemed	(8,397)	(472,298)	(7,104)	(405,525)
Net increase	29,758	$ 1,653,286	46,356	$ 2,636,560
At December 31, 2021, separate accounts of an insurance company that is an affiliate of AIP owned 83.5% of the value of the outstanding shares of the Fund.
10  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
11  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Corporation that it was resigning as the independent registered public accounting firm to the Corporation, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Corporation), KPMG would no longer be independent of the Corporation. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Corporation (the “Funds”) for the fiscal year ending December 31, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended December 31, 2019 and December 31, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
22

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Investment Grade Bond Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP Investment Grade Bond Index Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2021, the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended December 31, 2020, and the financial highlights for the years ended December 31, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 18, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
23

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended December 31, 2021, the Fund designates 92.59% of distributions from net investment income as a 163(j) interest dividend.
24

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue, NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 39 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through
December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
25

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2021
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
26

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

27

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
28

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
29

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24231     12.31.21

Calvert
VP Nasdaq 100 Index Portfolio
Annual Report
December 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2021
Calvert
VP Nasdaq 100 Index Portfolio

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting January 1, 2021, was notable for a U.S. equity rally that lasted for most of the period and resulted in U.S. stocks outperforming most other stock markets in developed economies. Except for temporary retreats in September and November, broad-market indexes generally posted strong returns during the period. Investors cheered the reopening of businesses that had been affected by the pandemic and the rollout of several highly effective COVID-19 vaccines.
COVID-19, however, continued to have a firm grip on the U.S. economy. Disease rates advanced and declined with second, third, and fourth waves of infections. Worker shortages led to global supply-chain disruptions. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns and empty store shelves. Those shortages — combined with high demand from consumers eager to spend money saved earlier in the pandemic — led to higher year-over-year inflation than the U.S. had seen in decades.
Still, investor optimism about a recovering economy drove stock prices up during most of the period. A significant pullback, however, occurred in September 2021 when virtually every major U.S. stock index reported negative returns. Unexpectedly weak job creation in August and the U.S. Federal Reserve’s (the Fed’s) announcement that it might soon begin tapering its monthly bond purchases — which had stimulated the economy earlier — combined to drive stocks into negative territory. Rising COVID-19 infections also weighed on equity performance in September.
In the final quarter of 2021, however, stock prices came roaring back. Even the late-November news of a new and more transmissible COVID-19 variant — Omicron — caused only a temporary market retreat. The Fed’s actions to tamp down inflation were applauded by investors, with stocks gaining ground after the central bank announced that tapering would be accelerated and that three possible interest rate hikes were forecast for 2022. Just two trading days before year-end, the S&P 500® Index closed at its 70th new all-time high for the period, and the Dow Jones Industrial Average® (DJIA) closed at an all-time high as well.
For the period as a whole, the broad-market S&P 500® Index returned 28.71%; the blue-chip DJIA was up 20.95%; and the technology-laden Nasdaq Composite Index rose 22.18%. Large-cap U.S. stocks, as measured by the Russell 1000® Index, outperformed their small-cap counterparts, as measured by the Russell 2000® Index. In the large-cap space, growth stocks modestly outperformed value stocks, but in the small-cap space, value stocks strongly outperformed growth stocks during the period.
Investment Strategy
As an index fund, Calvert VP Nasdaq 100 Index Portfolio (the Fund) seeks to replicate as closely as possible the holdings and match the performance of the NASDAQ-100® Index (the Index). The Fund seeks to accomplish this by employing a passive management approach and holding each constituent of the Index in approximately the same proportion as the Index. The Fund may also invest in exchange-traded funds (ETFs) that provide the same exposure to the Index. Cash holdings may gain exposure to the Index via futures contracts, allowing the Fund’s assets to be fully invested.
Fund Performance
For the 12-month period ended December 31, 2021, the Fund returned 26.87% for Class I shares at net asset value (NAV). By comparison, its benchmark, the Index, returned 27.51% during the period.
The Index is unmanaged and returns do not reflect any fees and operating expenses.
Each market sector within the Index generated double-digit returns led by information technology (IT), consumer staples, and communication services. Industrials and consumer discretionary were the worst-performing sectors, but still returned more than 10% each. At period-end, IT, communication services, and consumer discretionary had the largest weights within the Index, while utilities and industrials had the smallest weights.
The Index had no exposure to the energy, financials, or real estate sectors.
Futures contracts, which are regularly used to manage uninvested cash holdings in the Fund, had a meaningful positive impact on performance during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	04/27/2000	04/27/2000	26.87%	28.00%	22.45%
Class F at NAV	10/30/2015	04/27/2000	26.55	27.68	22.26

NASDAQ-100 ® Index	—	—	27.51%	28.62%	23.13%

% Total Annual Operating Expense Ratios[3]	Class I	Class F
Gross	0.60%	0.85%
Net	0.48	0.73
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2011	$74,711	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
Apple, Inc.	11.3%
Microsoft Corp.	9.8
Amazon.com, Inc.	6.5
Meta Platforms, Inc., Class A	4.6
Tesla, Inc.	4.1
NVIDIA Corp.	4.0
Alphabet, Inc., Class C	3.6
Alphabet, Inc., Class A	3.4
Broadcom, Inc.	1.8
Adobe, Inc.	1.7
Total	50.8%

*	Excludes cash and cash equivalents.

4

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	NASDAQ–100® Index includes 100 of the largest domestic and international securities (by market cap), excluding financials, listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class F is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/22. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Russell 1000® Index is an unmanaged index of 1,000 U.S. large- cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

5

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period* (7/1/21 – 12/31/21)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$1,122.30	$2.57 **	0.48%
Class F	$1,000.00	$1,120.90	$3.90 **	0.73%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,022.79	$2.45 **	0.48%
Class F	$1,000.00	$1,021.53	$3.72 **	0.73%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2021. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Schedule of Investments

Common Stocks — 96.7%

Security	Shares	Value
Automobiles — 4.5%
Lucid Group, Inc.(1)(2)	35,968	$ 1,368,582
Tesla, Inc.(1)	13,224	13,974,859
		$ 15,343,441
Beverages — 2.2%
Keurig Dr Pepper, Inc.	30,978	$ 1,141,849
Monster Beverage Corp.(1)	11,560	1,110,223
PepsiCo, Inc.	30,207	5,247,258
		$ 7,499,330
Biotechnology — 3.3%
Amgen, Inc.	12,306	$ 2,768,481
Biogen, Inc.(1)	3,209	769,903
Gilead Sciences, Inc.	27,405	1,989,877
Moderna, Inc.(1)	8,858	2,249,755
Regeneron Pharmaceuticals, Inc.(1)	2,310	1,458,811
Seagen, Inc.(1)	3,995	617,627
Vertex Pharmaceuticals, Inc.(1)	5,555	1,219,878
		$ 11,074,332
Commercial Services & Supplies — 0.5%
Cintas Corp.	2,259	$ 1,001,121
Copart, Inc.(1)	5,182	785,695
		$ 1,786,816
Communications Equipment — 1.7%
Cisco Systems, Inc.	92,143	$ 5,839,102
		$ 5,839,102
Electric Utilities — 0.9%
American Electric Power Co., Inc.	11,003	$ 978,937
Exelon Corp.	21,373	1,234,505
Xcel Energy, Inc.	11,769	796,761
		$ 3,010,203
Entertainment — 2.5%
Activision Blizzard, Inc.	17,016	$ 1,132,075
Electronic Arts, Inc.	6,179	815,010
NetEase, Inc. ADR	6,190	630,018
Netflix, Inc.(1)	9,677	5,829,812
		$ 8,406,915
Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	9,653	$ 5,480,008
Security	Shares	Value
Food & Staples Retailing (continued)
Walgreens Boots Alliance, Inc.	18,911	$ 986,398
		$ 6,466,406
Food Products — 0.9%
Kraft Heinz Co. (The)	26,742	$ 960,038
Mondelez International, Inc., Class A	30,476	2,020,863
		$ 2,980,901
Health Care Equipment & Supplies — 1.9%
Align Technology, Inc.(1)	1,723	$ 1,132,321
DexCom, Inc.(1)	2,117	1,136,723
IDEXX Laboratories, Inc.(1)	1,852	1,219,468
Intuitive Surgical, Inc.(1)	7,805	2,804,337
		$ 6,292,849
Hotels, Restaurants & Leisure — 2.2%
Airbnb, Inc.(1)	7,577	$ 1,261,495
Booking Holdings, Inc.(1)	897	2,152,109
Marriott International, Inc., Class A(1)	7,115	1,175,683
Starbucks Corp.	25,631	2,998,058
		$ 7,587,345
Industrial Conglomerates — 0.9%
Honeywell International, Inc.	15,040	$ 3,135,990
		$ 3,135,990
Interactive Media & Services — 12.0%
Alphabet, Inc., Class A(1)	3,961	$ 11,475,175
Alphabet, Inc., Class C(1)	4,184	12,106,781
Baidu, Inc. ADR(1)	5,303	789,033
Match Group, Inc.(1)	6,185	817,966
Meta Platforms, Inc., Class A(1)	46,659	15,693,755
		$ 40,882,710
Internet & Direct Marketing Retail — 7.7%
Amazon.com, Inc.(1)	6,678	$ 22,266,722
eBay, Inc.	13,676	909,454
JD.com, Inc. ADR(1)	16,201	1,135,204
MercadoLibre, Inc.(1)	1,102	1,485,937
Pinduoduo, Inc. ADR(1)	9,083	529,539
		$ 26,326,856
IT Services — 3.5%
Automatic Data Processing, Inc.	9,206	$ 2,270,016
Cognizant Technology Solutions Corp., Class A	11,475	1,018,062
Fiserv, Inc.(1)	14,424	1,497,067

7
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
IT Services (continued)
Okta, Inc.(1)	3,225	$ 722,948
Paychex, Inc.	7,878	1,075,347
PayPal Holdings, Inc.(1)	25,669	4,840,660
VeriSign, Inc.(1)	2,427	616,021
		$ 12,040,121
Leisure Products — 0.1%
Peloton Interactive, Inc., Class A(1)	6,579	$ 235,265
		$ 235,265
Life Sciences Tools & Services — 0.4%
Illumina, Inc.(1)	3,415	$ 1,299,203
		$ 1,299,203
Machinery — 0.2%
PACCAR, Inc.	7,585	$ 669,452
		$ 669,452
Media — 2.4%
Charter Communications, Inc., Class A(1)	3,917	$ 2,553,766
Comcast Corp., Class A	99,612	5,013,472
Sirius XM Holdings, Inc.(2)	86,748	550,850
		$ 8,118,088
Multiline Retail — 0.2%
Dollar Tree, Inc.(1)	4,915	$ 690,656
		$ 690,656
Professional Services — 0.2%
Verisk Analytics, Inc.	3,521	$ 805,358
		$ 805,358
Road & Rail — 0.5%
CSX Corp.	48,457	$ 1,821,983
		$ 1,821,983
Semiconductors & Semiconductor Equipment — 16.0%
Advanced Micro Devices, Inc.(1)	26,383	$ 3,796,514
Analog Devices, Inc.	11,741	2,063,716
Applied Materials, Inc.	19,726	3,104,083
ASML Holding NV-NY Shares	1,771	1,409,964
Broadcom, Inc.	8,993	5,984,032
Intel Corp.	88,852	4,575,878
KLA Corp.	3,313	1,424,954
Lam Research Corp.	3,076	2,212,105
Marvell Technology, Inc.	17,994	1,574,295
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Microchip Technology, Inc.	12,122	$ 1,055,341
Micron Technology, Inc.	24,439	2,276,493
NVIDIA Corp.	46,330	13,626,116
NXP Semiconductors NV	5,810	1,323,402
QUALCOMM, Inc.	24,469	4,474,646
Skyworks Solutions, Inc.	3,613	560,521
Texas Instruments, Inc.	20,176	3,802,571
Xilinx, Inc.	5,415	1,148,143
		$ 54,412,774
Software — 16.8%
Adobe, Inc.(1)	10,395	$ 5,894,589
ANSYS, Inc.(1)	1,906	764,535
Atlassian Corp. PLC, Class A(1)	3,068	1,169,798
Autodesk, Inc.(1)	4,803	1,350,555
Cadence Design Systems, Inc.(1)	6,055	1,128,349
CrowdStrike Holdings, Inc., Class A(1)	4,497	920,761
Datadog, Inc.(1)	5,619	1,000,800
DocuSign, Inc.(1)	4,298	654,628
Fortinet, Inc.(1)	3,572	1,283,777
Intuit, Inc.	6,186	3,978,959
Microsoft Corp.	98,867	33,250,949
Palo Alto Networks, Inc.(1)	2,156	1,200,374
Splunk, Inc.(1)	3,496	404,557
Synopsys, Inc.(1)	3,332	1,227,842
Workday, Inc., Class A(1)	4,216	1,151,727
Zoom Video Communications, Inc., Class A(1)	5,292	973,252
Zscaler, Inc.(1)	3,060	983,270
		$ 57,338,722
Specialty Retail — 0.6%
O'Reilly Automotive, Inc.(1)	1,472	$ 1,039,571
Ross Stores, Inc.	7,764	887,270
		$ 1,926,841
Technology Hardware, Storage & Peripherals — 11.3%
Apple, Inc.	216,044	$ 38,362,933
		$ 38,362,933
Textiles, Apparel & Luxury Goods — 0.3%
lululemon Athletica, Inc.(1)	2,722	$ 1,065,527
		$ 1,065,527
Trading Companies & Distributors — 0.2%
Fastenal Co.	12,566	$ 804,978
		$ 804,978

8
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Wireless Telecommunication Services — 0.9%
T-Mobile US, Inc.(1)	27,288	$ 3,164,861
		$ 3,164,861
Total Common Stocks (identified cost $88,924,408)		$329,389,958

Exchange-Traded Funds — 1.2%

Security	Shares	Value
Equity Funds — 1.2%
Invesco QQQ TM Trust, Series 1(2)	10,500	$ 4,177,425
Total Exchange-Traded Funds (identified cost $3,021,320)		$ 4,177,425

Short-Term Investments — 2.2%
Affiliated Fund — 2.0%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.06%(3)	6,793,210	$ 6,793,210
Total Affiliated Fund (identified cost $6,793,127)		$ 6,793,210
Securities Lending Collateral — 0.0%(4)
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(5)	149,891	$ 149,891
Total Securities Lending Collateral (identified cost $149,891)		$ 149,891

U.S. Treasury Obligations — 0.2%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bill, 0.00%, 2/24/22(6)	$500	$ 499,984
Total U.S. Treasury Obligations (identified cost $499,949)		$ 499,984
Total Short-Term Investments (identified cost $7,442,967)		$ 7,443,085
Total Investments — 100.1% (identified cost $99,388,695)		$341,010,468

Other Assets, Less Liabilities — (0.1)%	$ (326,259)
Net Assets — 100.0%	$ 340,684,209

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at December 31, 2021. The aggregate market value of securities on loan at December 31, 2021 was $4,187,348.
(3)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2021.
(4)	Amount is less than 0.05%.
(5)	Represents investment of cash collateral received in connection with securities lending.
(6)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini NASDAQ-100® Index	22	Long	3/18/22	$7,181,130	$ 88,560
					$88,560

Abbreviations:
ADR	– American Depositary Receipt
9
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Statement of Assets and Liabilities

December 31, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $92,595,568) - including $4,187,348 of securities on loan	$ 334,217,258
Investments in securities of affiliated issuers, at value (identified cost $6,793,127)	6,793,210
Receivable for capital shares sold	57,578
Dividends receivable	77,715
Dividends receivable - affiliated	334
Securities lending income receivable	1,468
Receivable from affiliate	29,700
Directors' deferred compensation plan	37,352
Total assets	$341,214,615
Liabilities
Payable for variation margin on open futures contracts	$ 48,142
Payable for capital shares redeemed	41,266
Deposits for securities loaned	149,891
Payable to affiliates:
Investment advisory fee	85,516
Administrative fee	34,207
Distribution and service fees	10,692
Sub-transfer agency fee	64
Directors' deferred compensation plan	37,352
Accrued expenses	123,276
Total liabilities	$ 530,406
Net Assets	$340,684,209
Sources of Net Assets
Paid-in capital	$ 85,675,152
Distributable earnings	255,009,057
Net Assets	$340,684,209
Class I Shares
Net Assets	$ 287,931,487
Shares Outstanding	1,962,737
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 146.70
Class F Shares
Net Assets	$ 52,752,722
Shares Outstanding	366,308
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 144.01
10
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Statement of Operations

Year Ended
December 31, 2021
Investment Income
Dividend income (net of foreign taxes withheld of $2,950)	$ 2,013,378
Dividend income - affiliated issuers	4,257
Interest income	416
Securities lending income, net	8,073
Total investment income	$ 2,026,124
Expenses
Investment advisory fee	$ 895,395
Administrative fee	358,158
Distribution and service fees:
Class F	93,854
Directors' fees and expenses	10,754
Custodian fees	9,747
Transfer agency fees and expenses	277,212
Accounting fees	67,298
Professional fees	29,487
Reports to shareholders	10,390
Miscellaneous	102,020
Total expenses	$ 1,854,315
Waiver and/or reimbursement of expenses by affiliate	$ (327,666)
Net expenses	$ 1,526,649
Net investment income	$ 499,475
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 11,639,658
Investment securities - affiliated issuers	(754)
Futures contracts	1,265,485
Net realized gain	$12,904,389
Change in unrealized appreciation (depreciation):
Investment securities	$ 58,148,031
Investment securities - affiliated issuers	83
Futures contracts	5,855
Net change in unrealized appreciation (depreciation)	$58,153,969
Net realized and unrealized gain	$71,058,358
Net increase in net assets from operations	$71,557,833
11
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Statements of Changes in Net Assets

	Year Ended December 31,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 499,475	$ 850,237
Net realized gain	12,904,389	16,703,660
Net change in unrealized appreciation (depreciation)	58,153,969	66,966,820
Net increase in net assets from operations	$ 71,557,833	$ 84,520,717
Distributions to shareholders:
Class I	$ (15,076,297)	$ (8,059,877)
Class F	(2,504,367)	(560,943)
Total distributions to shareholders	$ (17,580,664)	$ (8,620,820)
Capital share transactions:
Class I	$ 2,803,161	$ (9,761,792)
Class F	23,094,605	12,791,990
Net increase in net assets from capital share transactions	$ 25,897,766	$ 3,030,198
Net increase in net assets	$ 79,874,935	$ 78,930,095
Net Assets
At beginning of year	$ 260,809,274	$ 181,879,179
At end of year	$340,684,209	$260,809,274
12
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Financial Highlights

	Class I
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 122.67	$ 86.05	$ 63.98	$ 65.60	$ 50.26
Income (Loss) From Operations
Net investment income(1)	$ 0.27	$ 0.42	$ 0.44	$ 0.41	$ 0.40
Net realized and unrealized gain (loss)	31.85	40.48	24.00	(0.46)	15.82
Total income (loss) from operations	$ 32.12	$ 40.90	$ 24.44	$ (0.05)	$ 16.22
Less Distributions
From net investment income	$ (0.39)	$ (0.49)	$ (0.41)	$ (0.40)	$ (0.30)
From net realized gain	(7.70)	(3.79)	(1.96)	(1.17)	(0.58)
Total distributions	$ (8.09)	$ (4.28)	$ (2.37)	$ (1.57)	$ (0.88)
Net asset value — End of year	$ 146.70	$ 122.67	$ 86.05	$ 63.98	$ 65.60
Total Return(2)	26.87%	48.22%	38.77%	(0.47)%	32.35%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$287,931	$237,710	$176,210	$130,777	$133,473
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.59%	0.60%	0.59%	0.60%	0.60%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	0.20%	0.42%	0.58%	0.58%	0.67%
Portfolio Turnover	8%	12%	8%	7%	3%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
13
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 120.85	$ 85.03	$ 63.40	$ 65.18	$ 50.07
Income (Loss) From Operations
Net investment income (loss)(1)	$ (0.07)	$ 0.16	$ 0.25	$ 0.23	$ 0.23
Net realized and unrealized gain (loss)	31.32	39.94	23.75	(0.44)	15.76
Total income (loss) from operations	$ 31.25	$ 40.10	$24.00	$ (0.21)	$15.99
Less Distributions
From net investment income	$ (0.39)	$ (0.49)	$ (0.41)	$ (0.40)	$ (0.30)
From net realized gain	(7.70)	(3.79)	(1.96)	(1.17)	(0.58)
Total distributions	$ (8.09)	$ (4.28)	$ (2.37)	$ (1.57)	$ (0.88)
Net asset value — End of year	$144.01	$120.85	$85.03	$63.40	$65.18
Total Return(2)	26.55%	47.86%	38.44%	(0.72)%	32.01%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 52,753	$ 23,099	$ 5,669	$ 1,770	$ 1,942
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.84%	0.85%	0.84%	0.84%	1.01%
Net expenses	0.73%	0.73%	0.73%	0.73%	0.73%
Net investment income (loss)	(0.05)%	0.16%	0.32%	0.33%	0.39%
Portfolio Turnover	8%	12%	8%	7%	3%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
14
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Nasdaq 100 Index Portfolio (the Fund) is a non-diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ-100® Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Short-Term Debt Securities. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may
15

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 329,389,958(1)	$ —	$ —	$ 329,389,958
Exchange-Traded Funds	4,177,425	—	—	4,177,425
Short-Term Investments:
Affiliated Fund	—	6,793,210	—	6,793,210
Securities Lending Collateral	149,891	—	—	149,891
U.S. Treasury Obligations	—	499,984	—	499,984
Total Investments	$333,717,274	$7,293,194	$ —	$341,010,468
Futures Contracts	$ 88,560	$ —	$ —	$ 88,560
Total	$333,805,834	$7,293,194	$ —	$341,099,028

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
16

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

G   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the annual rate of 0.30% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2021, the investment advisory fee amounted to $895,395. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP). In connection with the Transaction, CRM entered into a new investment sub-advisory agreement with AIP, which took effect on March 1, 2021. CRM pays AIP a portion of its investment advisory fee for sub-advisory services provided to the Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.48% for Class I and 0.73% for Class F of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2022. For the year ended December 31, 2021, CRM waived or reimbursed expenses of $327,666.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2021, CRM was paid administrative fees of $358,158.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2021 amounted to $93,854 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $543 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000 ($214,000 effective January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
17

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2021, expenses incurred under the Servicing Plan amounted to $276,669, of which $73,443 were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2021 are amounts payable to an affiliate of AIP under the Servicing Plan of $6,390.
4  Investment Activity
During the year ended December 31, 2021, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $34,304,292 and $24,550,206, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2021 and December 31, 2020 was as follows:
	Year Ended December 31,
	2021	2020
Ordinary income	$ 1,590,871	$1,787,445
Long-term capital gains	$15,989,793	$6,833,375
As of December 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 2,001,395
Undistributed long-term capital gains	11,409,017
Net unrealized appreciation	241,598,645
Distributable earnings	$255,009,057
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 99,411,823
Gross unrealized appreciation	$ 245,060,399
Gross unrealized depreciation	(3,461,754)
Net unrealized appreciation	$241,598,645
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2021 is included in the Schedule of Investments. During the year ended December 31, 2021, the Fund used futures contracts to provide equity market exposure for uncommitted cash balances.
18

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

At December 31, 2021, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$88,560 (1)	$ —

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2021 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 1,265,485	$ 5,855
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2021 was approximately $5,497,000.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2021, the total value of securities on loan was $4,187,348 and the total value of collateral received was $4,367,809, comprised of cash of $149,891 and U.S. government and/or agencies securities of $4,217,918.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$149,891	$ —	$ —	$ —	$149,891
The carrying amount of the liability for deposits for securities loaned at December 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2021.
19

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2021.
9  Affiliated Funds
At December 31, 2021, the value of the Fund’s investment in affiliated funds was $6,793,210, which represents 2.0% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$6,815,779	$28,505,035	$(28,526,933)	$(754)	$83	$6,793,210	$4,257	6,793,210
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 10,000,000 common shares, $0.10 par value, for each Class.
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020 were as follows:
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I
Shares sold	151,653	$ 20,354,884	216,656	$ 21,431,435
Reinvestment of distributions	113,552	15,076,297	75,024	8,059,877
Shares redeemed	(240,249)	(32,628,020)	(401,664)	(39,253,104)
Net increase (decrease)	24,956	$ 2,803,161	(109,984)	$ (9,761,792)
Class F
Shares sold	168,919	$ 22,240,160	132,617	$ 13,596,528
Reinvestment of distributions	19,204	2,504,367	5,297	560,943
Shares redeemed	(12,953)	(1,649,922)	(13,448)	(1,365,481)
Net increase	175,170	$ 23,094,605	124,466	$ 12,791,990
At December 31, 2021, separate accounts of an insurance company that is an affiliate of AIP owned 30.8% of the value of the outstanding shares of the Fund and separate accounts of three other insurance companies each owned more than 10% of the value of the outstanding shares of the Fund, aggregating 56.3%.
20

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
12  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Corporation that it was resigning as the independent registered public accounting firm to the Corporation, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Corporation), KPMG would no longer be independent of the Corporation. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Corporation (the “Funds”) for the fiscal year ending December 31, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended December 31, 2019 and December 31, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
21

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Nasdaq 100 Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP Nasdaq 100 Index Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2021, the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended December 31, 2020, and the financial highlights for the years ended December 31, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 18, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
22

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2021 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $11,409,228 or, if subsequently determined to be different, the net capital gain of such year.
23

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue, NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 39 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through
December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
24

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2021
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
25

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

26

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
27

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
28

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24229     12.31.21

Calvert
VP S&P 500® Index Portfolio
Annual Report
December 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2021
Calvert
VP S&P 500® Index Portfolio

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting January 1, 2021, was notable for a U.S. equity rally that lasted for most of the period and resulted in U.S. stocks outperforming most other stock markets in developed economies. Except for temporary retreats in September and November, broad-market indexes generally posted strong returns during the period. Investors cheered the reopening of businesses that had been affected by the pandemic and the rollout of several highly effective COVID-19 vaccines.
COVID-19, however, continued to have a firm grip on the U.S. economy. Disease rates advanced and declined with second, third, and fourth waves of infections. Worker shortages led to global supply-chain disruptions. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns and empty store shelves. Those shortages — combined with high demand from consumers eager to spend money saved earlier in the pandemic — led to higher year-over-year inflation than the U.S. had seen in decades.
Still, investor optimism about a recovering economy drove stock prices up during most of the period. A significant pullback, however, occurred in September 2021 when virtually every major U.S. stock index reported negative returns. Unexpectedly weak job creation in August and the U.S. Federal Reserve’s (the Fed’s) announcement that it might soon begin tapering its monthly bond purchases — which had stimulated the economy earlier — combined to drive stocks into negative territory. Rising COVID-19 infections also weighed on equity performance in September.
In the final quarter of 2021, however, stock prices came roaring back. Even the late-November news of a new and more transmissible COVID-19 variant — Omicron — caused only a temporary market retreat. The Fed’s actions to tamp down inflation were applauded by investors, with stocks gaining ground after the central bank announced that tapering would be accelerated and that three possible interest rate hikes were forecast for 2022. Just two trading days before year-end, the S&P 500® Index closed at its 70th new all-time high for the period, and the Dow Jones Industrial Average® (DJIA) closed at an all-time high as well.
For the period as a whole, the broad-market S&P 500® Index returned 28.71%; the blue-chip DJIA was up 20.95%; and the technology-laden Nasdaq Composite Index rose 22.18%. Large-cap U.S. stocks, as measured by the Russell 1000® Index, outperformed their small-cap counterparts, as measured by the Russell 2000® Index. In the large-cap space, growth stocks modestly outperformed value stocks, but in the small-cap space, value stocks strongly outperformed growth stocks during the period.
Investment Strategy
As an index fund, Calvert VP S&P 500® Index Portfolio (the Fund) seeks to replicate as closely as possible the holdings and match the performance of the S&P 500® Index (the Index). The Fund seeks to accomplish this by employing a passive management approach and holding each constituent of the Index in approximately the same proportion as the Index. The Fund may also invest in exchange-traded funds (ETFs) that provide the same exposure to the Index. Cash holdings may gain exposure to the Index via futures contracts, allowing the Fund’s assets to be fully invested.
Fund Performance
For the 12-month period ended December 31, 2021, the Fund returned 28.42% for Class I shares at net asset value (NAV). By comparison, its benchmark, Index, returned 28.71% during the period.
The Index is unmanaged and returns do not reflect any fees and operating expenses.
Large-cap stocks outperformed mid-cap stocks and small-cap stocks during the period, while large-cap growth stocks outperformed large-cap value stocks. All market sectors had positive, double-digit returns within the Index. Sector performance was led by energy, which returned more than 50%, followed by real estate, financials, and information technology (IT). Utilities was the weakest-performing sector, but still returned more than 17% during the period.
The IT and health care sectors had the largest weights within the Index at period-end. The utilities, materials, energy, and real estate sectors had the smallest weights within the Index at period-end.
Futures contracts, which are regularly used to manage uninvested cash holdings in the Fund, had a meaningful positive impact on performance during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.
% Average Annual Total Returns[1,2]	Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Fund at NAV	12/29/1995	12/29/1995	28.42%	18.13%	16.15%

S&P 500® Index	—	—	28.71%	18.46%	16.54%

% Total Annual Operating Expense Ratios[3]
Gross	0.43%
Net	0.28
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
Apple, Inc.	6.7%
Microsoft Corp.	6.1
Amazon.com, Inc.	3.5
Alphabet, Inc., Class A	2.1
Tesla, Inc.	2.1
Alphabet, Inc., Class C	1.9
Meta Platforms, Inc., Class A	1.9
NVIDIA Corp.	1.8
Berkshire Hathaway, Inc., Class B	1.3
UnitedHealth Group, Inc.	1.1
Total	28.5%

*	Excludes cash and cash equivalents.

4

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/22. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large- cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

5

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period* (7/1/21 – 12/31/21)	Annualized Expense Ratio
Actual
	$1,000.00	$1,115.20	$1.49 **	0.28%
Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,023.79	$1.43 **	0.28%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2021. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Schedule of Investments

Common Stocks — 97.1%

Security	Shares	Value
Aerospace & Defense — 1.3%
Boeing Co. (The)(1)	7,242	$ 1,457,960
General Dynamics Corp.	3,038	633,332
Howmet Aerospace, Inc.	5,401	171,914
Huntington Ingalls Industries, Inc.	562	104,948
L3Harris Technologies, Inc.	2,572	548,453
Lockheed Martin Corp.	3,218	1,143,709
Northrop Grumman Corp.	1,954	756,335
Raytheon Technologies Corp.	19,622	1,688,669
Textron, Inc.	2,890	223,108
TransDigm Group, Inc.(1)	705	448,577
		$ 7,177,005
Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.	1,852	$ 199,331
Expeditors International of Washington, Inc.	2,344	314,776
FedEx Corp.	3,204	828,682
United Parcel Service, Inc., Class B	9,559	2,048,876
		$ 3,391,665
Airlines — 0.2%
Alaska Air Group, Inc.(1)	1,813	$ 94,457
American Airlines Group, Inc.(1)(2)	8,946	160,670
Delta Air Lines, Inc.(1)	8,832	345,155
Southwest Airlines Co.(1)	8,175	350,217
United Airlines Holdings, Inc.(1)	4,451	194,865
		$ 1,145,364
Auto Components — 0.1%
Aptiv PLC(1)	3,546	$ 584,913
BorgWarner, Inc.	3,308	149,091
		$ 734,004
Automobiles — 2.5%
Ford Motor Co.	51,460	$ 1,068,824
General Motors Co.(1)	19,033	1,115,905
Tesla, Inc.(1)	10,730	11,339,249
		$ 13,523,978
Banks — 3.8%
Bank of America Corp.	95,183	$ 4,234,692
Citigroup, Inc.	26,013	1,570,925
Citizens Financial Group, Inc.	5,818	274,900
Comerica, Inc.	1,907	165,909
Fifth Third Bancorp	8,964	390,382
Security	Shares	Value
Banks (continued)
First Republic Bank	2,404	$ 496,450
Huntington Bancshares, Inc.	18,963	292,409
JPMorgan Chase & Co.	38,979	6,172,325
KeyCorp	12,206	282,325
M&T Bank Corp.	1,687	259,089
People's United Financial, Inc.	6,514	116,079
PNC Financial Services Group, Inc. (The)	5,541	1,111,081
Regions Financial Corp.	13,132	286,278
Signature Bank	795	257,159
SVB Financial Group(1)	769	521,567
Truist Financial Corp.	17,500	1,024,625
U.S. Bancorp	17,689	993,591
Wells Fargo & Co.	52,271	2,507,963
Zions Bancorp NA	2,238	141,352
		$ 21,099,101
Beverages — 1.4%
Brown-Forman Corp., Class B	2,396	$ 174,573
Coca-Cola Co. (The)	51,268	3,035,578
Constellation Brands, Inc., Class A	2,153	540,338
Molson Coors Beverage Co., Class B	2,573	119,259
Monster Beverage Corp.(1)	4,925	472,997
PepsiCo, Inc.	18,246	3,169,513
		$ 7,512,258
Biotechnology — 1.7%
AbbVie, Inc.	23,326	$ 3,158,340
Amgen, Inc.	7,384	1,661,179
Biogen, Inc.(1)	1,926	462,086
Gilead Sciences, Inc.	16,445	1,194,071
Incyte Corp.(1)	2,461	180,637
Moderna, Inc.(1)	4,624	1,174,404
Regeneron Pharmaceuticals, Inc.(1)	1,386	875,287
Vertex Pharmaceuticals, Inc.(1)	3,333	731,927
		$ 9,437,931
Building Products — 0.5%
A.O. Smith Corp.	1,837	$ 157,706
Allegion PLC	1,256	166,345
Carrier Global Corp.	11,361	616,221
Fortune Brands Home & Security, Inc.	1,933	206,638
Johnson Controls International PLC	9,291	755,451
Masco Corp.	3,200	224,704
Trane Technologies PLC	3,114	629,121
		$ 2,756,186

7
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Capital Markets — 2.9%
Ameriprise Financial, Inc.	1,467	$ 442,535
Bank of New York Mellon Corp. (The)	9,960	578,477
BlackRock, Inc.	1,872	1,713,928
Cboe Global Markets, Inc.	1,484	193,514
Charles Schwab Corp. (The)	19,709	1,657,527
CME Group, Inc.	4,712	1,076,504
FactSet Research Systems, Inc.	493	239,603
Franklin Resources, Inc.	3,777	126,492
Goldman Sachs Group, Inc. (The)	4,450	1,702,347
Intercontinental Exchange, Inc.	7,386	1,010,183
Invesco, Ltd.	4,598	105,846
MarketAxess Holdings, Inc.	519	213,449
Moody's Corp.	2,120	828,030
Morgan Stanley(3)	18,819	1,847,273
MSCI, Inc.	1,081	662,318
Nasdaq, Inc.	1,596	335,176
Northern Trust Corp.	2,843	340,051
Raymond James Financial, Inc.	2,544	255,418
S&P Global, Inc.	3,159	1,490,827
State Street Corp.	4,956	460,908
T. Rowe Price Group, Inc.	2,946	579,301
		$ 15,859,707
Chemicals — 1.7%
Air Products & Chemicals, Inc.	2,902	$ 882,963
Albemarle Corp.	1,594	372,630
Celanese Corp.	1,427	239,822
CF Industries Holdings, Inc.	2,962	209,650
Corteva, Inc.	9,887	467,457
Dow, Inc.	9,696	549,957
DuPont de Nemours, Inc.	6,792	548,658
Eastman Chemical Co.	1,880	227,311
Ecolab, Inc.	3,268	766,640
FMC Corp.	1,790	196,703
International Flavors & Fragrances, Inc.	3,442	518,537
Linde PLC	6,719	2,327,663
LyondellBasell Industries NV, Class A	3,561	328,431
Mosaic Co. (The)	4,721	185,488
PPG Industries, Inc.	3,112	536,633
Sherwin-Williams Co. (The)	3,162	1,113,530
		$ 9,472,073
Commercial Services & Supplies — 0.4%
Cintas Corp.	1,152	$ 510,532
Copart, Inc.(1)	2,844	431,207
Republic Services, Inc.	2,744	382,651
Security	Shares	Value
Commercial Services & Supplies (continued)
Rollins, Inc.	3,334	$ 114,056
Waste Management, Inc.	5,045	842,011
		$ 2,280,457
Communications Equipment — 0.9%
Arista Networks, Inc.(1)	3,004	$ 431,825
Cisco Systems, Inc.	55,652	3,526,667
F5, Inc.(1)	853	208,738
Juniper Networks, Inc.	4,542	162,195
Motorola Solutions, Inc.	2,214	601,544
		$ 4,930,969
Construction & Engineering — 0.0%(4)
Quanta Services, Inc.	1,915	$ 219,574
		$ 219,574
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	852	$ 375,323
Vulcan Materials Co.	1,812	376,135
		$ 751,458
Consumer Finance — 0.5%
American Express Co.	8,225	$ 1,345,610
Capital One Financial Corp.	5,580	809,602
Discover Financial Services	3,842	443,982
Synchrony Financial	7,174	332,802
		$ 2,931,996
Containers & Packaging — 0.3%
Amcor PLC	21,062	$ 252,955
Avery Dennison Corp.	1,149	248,839
Ball Corp.	4,246	408,762
International Paper Co.	5,351	251,390
Packaging Corp. of America	1,312	178,629
Sealed Air Corp.	2,076	140,068
WestRock Co.	3,635	161,248
		$ 1,641,891
Distributors — 0.1%
Genuine Parts Co.	1,867	$ 261,753
LKQ Corp.	3,516	211,066
Pool Corp.	526	297,716
		$ 770,535

8
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Diversified Financial Services — 1.3%
Berkshire Hathaway, Inc., Class B(1)	24,158	$ 7,223,242
		$ 7,223,242
Diversified Telecommunication Services — 1.0%
AT&T, Inc.	93,616	$ 2,302,954
Lumen Technologies, Inc.	12,081	151,616
Verizon Communications, Inc.	54,626	2,838,367
		$ 5,292,937
Electric Utilities — 1.6%
Alliant Energy Corp.	3,417	$ 210,043
American Electric Power Co., Inc.	6,603	587,469
Duke Energy Corp.	10,084	1,057,812
Edison International	5,183	353,740
Entergy Corp.	2,775	312,604
Evergy, Inc.	3,141	215,504
Eversource Energy	4,507	410,047
Exelon Corp.	12,825	740,772
FirstEnergy Corp.	7,518	312,674
NextEra Energy, Inc.	25,913	2,419,238
NRG Energy, Inc.	3,343	144,016
Pinnacle West Capital Corp.	1,540	108,709
PPL Corp.	9,842	295,850
Southern Co. (The)	13,894	952,850
Xcel Energy, Inc.	7,062	478,097
		$ 8,599,425
Electrical Equipment — 0.5%
AMETEK, Inc.	3,033	$ 445,972
Eaton Corp. PLC	5,225	902,985
Emerson Electric Co.	7,837	728,606
Generac Holdings, Inc.(1)	870	306,170
Rockwell Automation, Inc.	1,520	530,252
		$ 2,913,985
Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	7,840	$ 685,686
CDW Corp.	1,779	364,304
Corning, Inc.	10,069	374,869
IPG Photonics Corp.(1)	547	94,161
Keysight Technologies, Inc.(1)	2,415	498,722
TE Connectivity, Ltd.	4,278	690,212
Teledyne Technologies, Inc.(1)	634	276,988
Trimble, Inc.(1)	3,428	298,887
Zebra Technologies Corp., Class A(1)	701	417,235
		$ 3,701,064
Security	Shares	Value
Energy Equipment & Services — 0.2%
Baker Hughes Co.	11,157	$ 268,437
Halliburton Co.	12,154	277,962
Schlumberger NV	18,388	550,721
		$ 1,097,120
Entertainment — 1.6%
Activision Blizzard, Inc.	10,473	$ 696,769
Electronic Arts, Inc.	3,832	505,441
Live Nation Entertainment, Inc.(1)	1,774	212,330
Netflix, Inc.(1)	5,842	3,519,454
Take-Two Interactive Software, Inc.(1)	1,512	268,713
Walt Disney Co. (The)(1)	23,967	3,712,248
		$ 8,914,955
Equity Real Estate Investment Trusts (REITs) — 2.6%
Alexandria Real Estate Equities, Inc.	1,874	$ 417,827
American Tower Corp.	5,970	1,746,225
AvalonBay Communities, Inc.	1,832	462,745
Boston Properties, Inc.(2)	1,962	225,983
Crown Castle International Corp.	5,666	1,182,721
Digital Realty Trust, Inc.	3,720	657,956
Duke Realty Corp.	5,122	336,208
Equinix, Inc.	1,180	998,091
Equity Residential	4,589	415,305
Essex Property Trust, Inc.	899	316,655
Extra Space Storage, Inc.	1,755	397,911
Federal Realty Investment Trust	971	132,367
Healthpeak Properties, Inc.	7,455	269,051
Host Hotels & Resorts, Inc.(1)	10,149	176,491
Iron Mountain, Inc.	3,944	206,390
Kimco Realty Corp.	8,523	210,092
Mid-America Apartment Communities, Inc.	1,564	358,844
Prologis, Inc.	9,692	1,631,745
Public Storage	2,000	749,120
Realty Income Corp.	7,407	530,267
Regency Centers Corp.	2,158	162,605
SBA Communications Corp.	1,426	554,743
Simon Property Group, Inc.	4,308	688,289
UDR, Inc.	3,758	225,442
Ventas, Inc.	5,125	261,990
Vornado Realty Trust	2,404	100,631
Welltower, Inc.	5,776	495,408
Weyerhaeuser Co.	10,235	421,477
		$ 14,332,579

9
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	5,830	$ 3,309,691
Kroger Co. (The)	9,157	414,446
Sysco Corp.	6,721	527,935
Walgreens Boots Alliance, Inc.	9,419	491,295
Walmart, Inc.	18,779	2,717,133
		$ 7,460,500
Food Products — 0.9%
Archer-Daniels-Midland Co.	7,334	$ 495,705
Campbell Soup Co.	2,841	123,470
Conagra Brands, Inc.	6,762	230,922
General Mills, Inc.	8,165	550,158
Hershey Co. (The)	1,906	368,754
Hormel Foods Corp.(2)	3,699	180,548
JM Smucker Co. (The)	1,517	206,039
Kellogg Co.	3,442	221,734
Kraft Heinz Co. (The)	9,636	345,933
Lamb Weston Holdings, Inc.	2,129	134,936
McCormick & Co., Inc.	3,402	328,667
Mondelez International, Inc., Class A	18,288	1,212,677
Tyson Foods, Inc., Class A	3,865	336,873
		$ 4,736,416
Gas Utilities — 0.0%(4)
Atmos Energy Corp.	1,785	$ 187,014
		$ 187,014
Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	23,332	$ 3,283,746
ABIOMED, Inc.(1)	596	214,065
Align Technology, Inc.(1)	961	631,550
Baxter International, Inc.	6,732	577,875
Becton, Dickinson and Co.	3,765	946,822
Boston Scientific Corp.(1)	18,681	793,569
Cooper Cos., Inc. (The)	663	277,757
DENTSPLY SIRONA, Inc.	3,032	169,155
DexCom, Inc.(1)	1,271	682,464
Edwards Lifesciences Corp.(1)	8,185	1,060,367
Hologic, Inc.(1)	3,500	267,960
IDEXX Laboratories, Inc.(1)	1,112	732,208
Intuitive Surgical, Inc.(1)	4,680	1,681,524
Medtronic PLC	17,643	1,825,168
ResMed, Inc.	1,910	497,517
STERIS PLC	1,356	330,064
Stryker Corp.	4,401	1,176,915
Teleflex, Inc.	638	209,570
Security	Shares	Value
Health Care Equipment & Supplies (continued)
Zimmer Biomet Holdings, Inc.	2,877	$ 365,494
		$ 15,723,790
Health Care Providers & Services — 2.7%
AmerisourceBergen Corp.	2,040	$ 271,096
Anthem, Inc.	3,182	1,474,984
Cardinal Health, Inc.	3,964	204,106
Centene Corp.(1)	7,650	630,360
Cigna Corp.	4,345	997,742
CVS Health Corp.	17,305	1,785,184
DaVita, Inc.(1)	957	108,868
HCA Healthcare, Inc.	3,140	806,729
Henry Schein, Inc.(1)	1,922	149,013
Humana, Inc.	1,685	781,604
Laboratory Corp. of America Holdings(1)	1,255	394,334
McKesson Corp.	2,002	497,637
Quest Diagnostics, Inc.	1,645	284,601
UnitedHealth Group, Inc.	12,441	6,247,124
Universal Health Services, Inc., Class B	1,065	138,088
		$ 14,771,470
Health Care Technology — 0.1%
Cerner Corp.	3,857	$ 358,200
		$ 358,200
Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc.(1)	538	$ 1,290,786
Caesars Entertainment, Inc.(1)	2,882	269,553
Carnival Corp.(1)(2)	10,821	217,718
Chipotle Mexican Grill, Inc.(1)	378	660,838
Darden Restaurants, Inc.	1,787	269,194
Domino's Pizza, Inc.	496	279,908
Expedia Group, Inc.(1)	1,930	348,790
Hilton Worldwide Holdings, Inc.(1)	3,654	569,987
Las Vegas Sands Corp.(1)	4,722	177,736
Marriott International, Inc., Class A(1)	3,682	608,414
McDonald's Corp.	9,796	2,626,014
MGM Resorts International	5,103	229,023
Norwegian Cruise Line Holdings, Ltd.(1)	5,240	108,678
Penn National Gaming, Inc.(1)	2,057	106,655
Royal Caribbean Cruises, Ltd.(1)	3,030	233,007
Starbucks Corp.	15,469	1,809,409
Wynn Resorts, Ltd.(1)(2)	1,413	120,161
Yum! Brands, Inc.	3,843	533,639
		$ 10,459,510

10
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Household Durables — 0.4%
D.R. Horton, Inc.	4,389	$ 475,987
Garmin, Ltd.	2,068	281,600
Lennar Corp., Class A	3,564	413,994
Mohawk Industries, Inc.(1)	816	148,659
Newell Brands, Inc.	5,171	112,935
NVR, Inc.(1)	45	265,899
PulteGroup, Inc.	3,613	206,519
Whirlpool Corp.	796	186,789
		$ 2,092,382
Household Products — 1.3%
Church & Dwight Co., Inc.	3,201	$ 328,102
Clorox Co. (The)	1,699	296,238
Colgate-Palmolive Co.	11,049	942,922
Kimberly-Clark Corp.	4,414	630,849
Procter & Gamble Co. (The)	31,935	5,223,927
		$ 7,422,038
Independent Power and Renewable Electricity Producers — 0.0%(4)
AES Corp. (The)	9,101	$ 221,154
		$ 221,154
Industrial Conglomerates — 1.0%
3M Co.	7,554	$ 1,341,817
General Electric Co.	14,396	1,359,990
Honeywell International, Inc.	9,025	1,881,803
Roper Technologies, Inc.	1,383	680,242
		$ 5,263,852
Insurance — 1.8%
Aflac, Inc.	7,979	$ 465,894
Allstate Corp. (The)	3,758	442,129
American International Group, Inc.	10,885	618,921
Aon PLC, Class A	2,888	868,017
Arthur J. Gallagher & Co.	2,798	474,737
Assurant, Inc.	747	116,427
Brown & Brown, Inc.	3,148	221,241
Chubb, Ltd.	5,647	1,091,622
Cincinnati Financial Corp.	2,075	236,405
Everest Re Group, Ltd.	548	150,108
Globe Life, Inc.	1,401	131,302
Hartford Financial Services Group, Inc. (The)	4,675	322,762
Lincoln National Corp.	2,227	152,015
Loews Corp.	2,737	158,089
Marsh & McLennan Cos., Inc.	6,619	1,150,515
MetLife, Inc.	9,373	585,719
Security	Shares	Value
Insurance (continued)
Principal Financial Group, Inc.	3,232	$ 233,770
Progressive Corp. (The)	7,670	787,325
Prudential Financial, Inc.	4,955	536,329
Travelers Cos., Inc. (The)	3,225	504,487
Willis Towers Watson PLC	1,634	388,059
WR Berkley Corp.	1,914	157,694
		$ 9,793,567
Interactive Media & Services — 6.1%
Alphabet, Inc., Class A(1)	3,971	$ 11,504,146
Alphabet, Inc., Class C(1)	3,693	10,686,028
Match Group, Inc.(1)	3,728	493,028
Meta Platforms, Inc., Class A(1)	31,249	10,510,601
Twitter, Inc.(1)	10,746	464,442
		$ 33,658,245
Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc.(1)	5,760	$ 19,205,798
eBay, Inc.	8,207	545,766
Etsy, Inc.(1)	1,736	380,080
		$ 20,131,644
IT Services — 4.4%
Accenture PLC, Class A	8,331	$ 3,453,616
Akamai Technologies, Inc.(1)	2,259	264,393
Automatic Data Processing, Inc.	5,524	1,362,108
Broadridge Financial Solutions, Inc.	1,586	289,953
Cognizant Technology Solutions Corp., Class A	7,078	627,960
DXC Technology Co.(1)	3,481	112,053
EPAM Systems, Inc.(1)	770	514,707
Fidelity National Information Services, Inc.	7,983	871,344
Fiserv, Inc.(1)	7,790	808,524
FleetCor Technologies, Inc.(1)	1,139	254,954
Gartner, Inc.(1)	1,126	376,444
Global Payments, Inc.	3,804	514,225
International Business Machines Corp.	11,757	1,571,441
Jack Henry & Associates, Inc.	1,053	175,840
Mastercard, Inc., Class A	11,442	4,111,339
Paychex, Inc.	4,207	574,256
PayPal Holdings, Inc.(1)	15,503	2,923,556
VeriSign, Inc.(1)	1,267	321,590
Visa, Inc., Class A	22,107	4,790,808
		$ 23,919,111

11
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Leisure Products — 0.0%(4)
Hasbro, Inc.	1,748	$ 177,911
		$ 177,911
Life Sciences Tools & Services — 2.0%
Agilent Technologies, Inc.	3,969	$ 633,651
Bio-Rad Laboratories, Inc., Class A(1)	289	218,360
Bio-Techne Corp.	530	274,190
Charles River Laboratories International, Inc.(1)	700	263,746
Danaher Corp.	8,397	2,762,697
Illumina, Inc.(1)	2,049	779,521
IQVIA Holdings, Inc.(1)	2,504	706,479
Mettler-Toledo International, Inc.(1)	311	527,832
PerkinElmer, Inc.	1,654	332,553
Thermo Fisher Scientific, Inc.	5,196	3,466,979
Waters Corp.(1)	826	307,768
West Pharmaceutical Services, Inc.	1,008	472,762
		$ 10,746,538
Machinery — 1.5%
Caterpillar, Inc.	7,092	$ 1,466,200
Cummins, Inc.	1,934	421,883
Deere & Co.	3,699	1,268,350
Dover Corp.	1,888	342,861
Fortive Corp.	4,864	371,075
IDEX Corp.	1,050	248,136
Illinois Tool Works, Inc.	3,745	924,266
Ingersoll Rand, Inc.	5,456	337,563
Otis Worldwide Corp.	5,642	491,249
PACCAR, Inc.	4,551	401,671
Parker-Hannifin Corp.	1,692	538,259
Pentair PLC	2,169	158,402
Snap-on, Inc.	750	161,535
Stanley Black & Decker, Inc.	2,137	403,081
Westinghouse Air Brake Technologies Corp.	2,457	226,314
Xylem, Inc.	2,496	299,320
		$ 8,060,165
Media — 1.0%
Charter Communications, Inc., Class A(1)	1,622	$ 1,057,495
Comcast Corp., Class A	60,163	3,028,004
Discovery, Inc., Class A(1)	2,457	57,838
Discovery, Inc., Class C(1)	4,009	91,806
DISH Network Corp., Class A(1)	3,394	110,101
Fox Corp., Class A	4,627	170,736
Fox Corp., Class B	2,402	82,317
Interpublic Group of Cos., Inc. (The)	5,374	201,256
Security	Shares	Value
Media (continued)
News Corp., Class A	5,344	$ 119,225
News Corp., Class B	2,023	45,518
Omnicom Group, Inc.	2,787	204,203
ViacomCBS, Inc., Class B	8,174	246,691
		$ 5,415,190
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	19,251	$ 803,344
Newmont Corp.	10,454	648,357
Nucor Corp.	3,747	427,720
		$ 1,879,421
Multiline Retail — 0.5%
Dollar General Corp.	3,059	$ 721,404
Dollar Tree, Inc.(1)	2,949	414,394
Target Corp.	6,398	1,480,753
		$ 2,616,551
Multi-Utilities — 0.7%
Ameren Corp.	3,377	$ 300,587
CenterPoint Energy, Inc.	8,244	230,090
CMS Energy Corp.	3,798	247,060
Consolidated Edison, Inc.	4,683	399,554
Dominion Energy, Inc.	10,618	834,150
DTE Energy Co.	2,646	316,303
NiSource, Inc.	5,358	147,934
Public Service Enterprise Group, Inc.	6,629	442,353
Sempra Energy	4,186	553,724
WEC Energy Group, Inc.	4,135	401,384
		$ 3,873,139
Oil, Gas & Consumable Fuels — 2.4%
APA Corp.	5,270	$ 141,710
Chevron Corp.	25,436	2,984,915
ConocoPhillips	17,291	1,248,064
Coterra Energy, Inc.	11,020	209,380
Devon Energy Corp.	8,547	376,495
Diamondback Energy, Inc.	2,233	240,829
EOG Resources, Inc.	7,670	681,326
Exxon Mobil Corp.	55,831	3,416,299
Hess Corp.	3,781	279,908
Kinder Morgan, Inc.	25,564	405,445
Marathon Oil Corp.	10,767	176,794
Marathon Petroleum Corp.	8,070	516,399
Occidental Petroleum Corp.	11,898	344,923
ONEOK, Inc.	5,846	343,511

12
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Phillips 66	5,744	$ 416,210
Pioneer Natural Resources Co.	3,055	555,644
Valero Energy Corp.	5,360	402,590
Williams Cos., Inc. (The)	15,929	414,791
		$ 13,155,233
Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	3,038	$ 1,124,668
		$ 1,124,668
Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co.	29,099	$ 1,814,323
Catalent, Inc.(1)	2,327	297,926
Eli Lilly & Co.	10,484	2,895,890
Johnson & Johnson	34,771	5,948,275
Merck & Co., Inc.	33,354	2,556,250
Organon & Co.	3,526	107,367
Pfizer, Inc.	74,083	4,374,601
Viatris, Inc.	16,511	223,394
Zoetis, Inc.	6,203	1,513,718
		$ 19,731,744
Professional Services — 0.4%
Equifax, Inc.	1,599	$ 468,171
IHS Markit, Ltd.	5,229	695,039
Jacobs Engineering Group, Inc.	1,800	250,614
Leidos Holdings, Inc.	1,946	172,999
Nielsen Holdings PLC	4,897	100,437
Robert Half International, Inc.	1,459	162,708
Verisk Analytics, Inc.	2,113	483,307
		$ 2,333,275
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(1)	4,387	$ 476,033
		$ 476,033
Road & Rail — 0.9%
CSX Corp.	29,077	$ 1,093,295
J.B. Hunt Transport Services, Inc.	1,101	225,045
Norfolk Southern Corp.	3,190	949,695
Old Dominion Freight Line, Inc.	1,221	437,582
Union Pacific Corp.	8,428	2,123,266
		$ 4,828,883
Semiconductors & Semiconductor Equipment — 6.2%
Advanced Micro Devices, Inc.(1)	15,951	$ 2,295,349
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Analog Devices, Inc.	7,045	$ 1,238,300
Applied Materials, Inc.	11,837	1,862,670
Broadcom, Inc.	5,429	3,612,511
Enphase Energy, Inc.(1)	1,769	323,621
Intel Corp.	53,707	2,765,910
KLA Corp.	1,988	855,059
Lam Research Corp.	1,846	1,327,551
Microchip Technology, Inc.	7,392	643,547
Micron Technology, Inc.	14,665	1,366,045
Monolithic Power Systems, Inc.	581	286,625
NVIDIA Corp.	32,977	9,698,865
NXP Semiconductors NV	3,486	794,041
Qorvo, Inc.(1)	1,538	240,528
QUALCOMM, Inc.	14,788	2,704,282
Skyworks Solutions, Inc.	2,165	335,878
SolarEdge Technologies, Inc.(1)	689	193,313
Teradyne, Inc.	2,237	365,817
Texas Instruments, Inc.	12,207	2,300,653
Xilinx, Inc.	3,250	689,097
		$ 33,899,662
Software — 9.2%
Adobe, Inc.(1)	6,275	$ 3,558,301
ANSYS, Inc.(1)	1,144	458,881
Autodesk, Inc.(1)	2,882	810,390
Cadence Design Systems, Inc.(1)	3,727	694,526
Ceridian HCM Holding, Inc.(1)	1,816	189,699
Citrix Systems, Inc.	1,702	160,992
Fortinet, Inc.(1)	1,779	639,373
Intuit, Inc.	3,712	2,387,633
Microsoft Corp.	99,126	33,338,056
NortonLifeLock, Inc.	7,922	205,814
Oracle Corp.	21,144	1,843,968
Paycom Software, Inc.(1)	671	278,592
PTC, Inc.(1)	1,470	178,091
salesforce.com, inc.(1)	12,911	3,281,072
ServiceNow, Inc.(1)	2,609	1,693,528
Synopsys, Inc.(1)	1,999	736,632
Tyler Technologies, Inc.(1)	550	295,873
		$ 50,751,421
Specialty Retail — 2.3%
Advance Auto Parts, Inc.	894	$ 214,453
AutoZone, Inc.(1)	275	576,507
Bath & Body Works, Inc.	3,633	253,547
Best Buy Co., Inc.	3,045	309,372

13
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Specialty Retail (continued)
CarMax, Inc.(1)	2,125	$ 276,739
Gap, Inc. (The)	3,143	55,474
Home Depot, Inc. (The)	13,909	5,772,374
Lowe's Cos., Inc.	9,078	2,346,481
O'Reilly Automotive, Inc.(1)	883	623,601
Ross Stores, Inc.	4,659	532,431
TJX Cos., Inc. (The)	15,765	1,196,879
Tractor Supply Co.	1,492	355,991
Ulta Beauty, Inc.(1)	748	308,430
		$ 12,822,279
Technology Hardware, Storage & Peripherals — 7.0%
Apple, Inc.	205,735	$ 36,532,364
Hewlett Packard Enterprise Co.	17,148	270,424
HP, Inc.	15,109	569,156
NetApp, Inc.	2,932	269,715
Seagate Technology Holdings PLC	2,780	314,084
Western Digital Corp.(1)	4,186	272,969
		$ 38,228,712
Textiles, Apparel & Luxury Goods — 0.6%
NIKE, Inc., Class B	16,752	$ 2,792,056
PVH Corp.	1,085	115,715
Ralph Lauren Corp.	671	79,755
Tapestry, Inc.	3,845	156,107
Under Armour, Inc., Class A(1)	2,891	61,260
Under Armour, Inc., Class C(1)	2,684	48,419
VF Corp.	4,393	321,656
		$ 3,574,968
Tobacco — 0.6%
Altria Group, Inc.	24,082	$ 1,141,246
Philip Morris International, Inc.	20,409	1,938,855
		$ 3,080,101
Trading Companies & Distributors — 0.2%
Fastenal Co.	7,540	$ 483,013
United Rentals, Inc.(1)	949	315,343
W.W. Grainger, Inc.	567	293,842
		$ 1,092,198
Water Utilities — 0.1%
American Water Works Co., Inc.	2,380	$ 449,487
		$ 449,487
Security	Shares	Value
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.(1)	7,696	$ 892,582
		$ 892,582
Total Common Stocks (identified cost $157,266,568)		$533,120,513

Exchange-Traded Funds — 0.8%

Security	Shares	Value
Equity Funds — 0.8%
SPDR S&P 500 ETF Trust	9,000	$ 4,274,640
Total Exchange-Traded Funds (identified cost $4,138,920)		$ 4,274,640

Short-Term Investments — 2.1%
Affiliated Fund — 1.9%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.06%(5)	10,524,218	$ 10,524,218
Total Affiliated Fund (identified cost $10,524,218)		$ 10,524,218
Securities Lending Collateral — 0.0%(4)
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(6)	79,865	$ 79,865
Total Securities Lending Collateral (identified cost $79,865)		$ 79,865
U.S. Treasury Obligations — 0.2%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bill, 0.00%, 2/24/22(7)	$1,000	$ 999,968
Total U.S. Treasury Obligations (identified cost $999,899)		$ 999,968
Total Short-Term Investments (identified cost $11,603,982)		$ 11,604,051
Total Investments — 100.0% (identified cost $173,009,470)		$548,999,204
Other Assets, Less Liabilities — (0.0)%(4)		$ (268,686)
Net Assets — 100.0%		$ 548,730,518

14
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Schedule of Investments — continued

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at December 31, 2021. The aggregate market value of securities on loan at December 31, 2021 was $678,684.
(3)	Represents an investment in an issuer that is deemed to be an affiliate effective March 1, 2021 (see Note 9).
(4)	Amount is less than 0.05% or (0.05)%, as applicable.
(5)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2021.
(6)	Represents investment of cash collateral received in connection with securities lending.
(7)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P 500 Index	49	Long	3/18/22	$11,658,325	$ 356,230
					$356,230
15
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Statement of Assets and Liabilities

December 31, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $162,065,913) - including $678,684 of securities on loan	$ 536,627,713
Investments in securities of affiliated issuers, at value (identified cost $10,943,557)	12,371,491
Receivable for capital shares sold	33,539
Dividends receivable	324,909
Dividends receivable - affiliated	286
Securities lending income receivable	64
Receivable from affiliate	15,424
Directors' deferred compensation plan	109,131
Total assets	$549,482,557
Liabilities
Payable for variation margin on open futures contracts	$ 33,193
Payable for capital shares redeemed	244,522
Deposits for securities loaned	79,865
Payable to affiliates:
Investment advisory fee	82,671
Administrative fee	55,114
Sub-transfer agency fee	118
Directors' deferred compensation plan	109,131
Accrued expenses	147,425
Total liabilities	$ 752,039
Net Assets	$548,730,518
Sources of Net Assets
Paid-in capital	$ 135,644,133
Distributable earnings	413,086,385
Net Assets	$548,730,518

Net Assets	$ 548,730,518
Shares Outstanding	2,741,901
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 200.13
16
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Statement of Operations

Year Ended
December 31, 2021
Investment Income
Dividend income (net of foreign taxes withheld of $948)	$ 7,126,833
Dividend income - affiliated issuers	40,064
Interest income	833
Securities lending income, net	11,844
Total investment income	$ 7,179,574
Expenses
Investment advisory fee	$ 926,490
Administrative fee	617,660
Directors' fees and expenses	19,835
Custodian fees	16,899
Transfer agency fees and expenses	394,823
Accounting fees	116,163
Professional fees	37,397
Reports to shareholders	46
Miscellaneous	68,425
Total expenses	$ 2,197,738
Waiver and/or reimbursement of expenses by affiliate	$ (756,231)
Net expenses	$ 1,441,507
Net investment income	$ 5,738,067
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 31,877,641
Investment securities - affiliated issuers	108,936
Futures contracts	2,416,280
Net realized gain	$ 34,402,857
Change in unrealized appreciation (depreciation):
Investment securities	$ 87,584,744
Investment securities - affiliated issuers	332,051
Futures contracts	188,050
Net change in unrealized appreciation (depreciation)	$ 88,104,845
Net realized and unrealized gain	$122,507,702
Net increase in net assets from operations	$128,245,769
17
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Statements of Changes in Net Assets

	Year Ended December 31,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 5,738,067	$ 6,836,974
Net realized gain	34,402,857	25,229,331
Net change in unrealized appreciation (depreciation)	88,104,845	42,267,475
Net increase in net assets from operations	$128,245,769	$ 74,333,780
Distributions to shareholders	$ (31,368,176)	$ (21,497,256)
Net decrease in net assets from capital share transactions	$ (28,198,932)	$ (31,986,452)
Net increase in net assets	$ 68,678,661	$ 20,850,072
Net Assets
At beginning of year	$ 480,051,857	$ 459,201,785
At end of year	$548,730,518	$480,051,857
18
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Financial Highlights

	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 165.98	$ 147.79	$ 123.19	$ 141.18	$ 122.44
Income (Loss) From Operations
Net investment income(1)	$ 2.08	$ 2.31	$ 2.43	$ 2.39	$ 2.30
Net realized and unrealized gain (loss)	43.96	23.51	34.42	(7.33)	23.60
Total income (loss) from operations	$ 46.04	$ 25.82	$ 36.85	$ (4.94)	$ 25.90
Less Distributions
From net investment income	$ (2.56)	$ (2.57)	$ (2.63)	$ (2.84)	$ (1.99)
From net realized gain	(9.33)	(5.06)	(9.62)	(10.21)	(5.17)
Total distributions	$ (11.89)	$ (7.63)	$ (12.25)	$ (13.05)	$ (7.16)
Net asset value — End of year	$ 200.13	$ 165.98	$ 147.79	$ 123.19	$ 141.18
Total Return(2)	28.42%	18.11%	31.16%	(4.74)%	21.46%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$548,731	$480,052	$459,202	$391,342	$515,105
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.43%	0.43%	0.38%	0.39%	0.40%
Net expenses	0.28%	0.28%	0.28%	0.28%	0.28%
Net investment income	1.11%	1.58%	1.72%	1.68%	1.72%
Portfolio Turnover	6%	10%	6%	7%	5%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
19
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP S&P 500® Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500® Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Short-Term Debt Securities. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public
20

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 533,120,513(1)	$ —	$ —	$ 533,120,513
Exchange-Traded Funds	4,274,640	—	—	4,274,640
Short-Term Investments:
Affiliated Fund	—	10,524,218	—	10,524,218
Securities Lending Collateral	79,865	—	—	79,865
U.S. Treasury Obligations	—	999,968	—	999,968
Total Investments	$537,475,018	$11,524,186	$ —	$548,999,204
Futures Contracts	$ 356,230	$ —	$ —	$ 356,230
Total	$537,831,248	$11,524,186	$ —	$549,355,434

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund
21

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the annual rate of 0.18% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2021, the investment advisory fee amounted to $926,490. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP). In connection with the Transaction, CRM entered into a new investment sub-advisory agreement with AIP, which took effect on March 1, 2021. CRM pays AIP a portion of its investment advisory fee for sub-advisory services provided to the Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.28% of the Fund's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2022. For the year ended December 31, 2021, CRM waived or reimbursed expenses of $756,231.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2021, CRM was paid administrative fees of $617,660.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $485 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000 ($214,000 effective January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2021, expenses incurred under the Servicing Plan amounted to $393,773, of which $345,989 were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2021 are amounts payable to an affiliate of AIP under the Servicing Plan of $29,931.
4  Investment Activity
During the year ended December 31, 2021, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $31,329,426 and $81,095,883, respectively.
22

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2021 and December 31, 2020 was as follows:
	Year Ended December 31,
	2021	2020
Ordinary income	$ 8,656,984	$ 8,689,350
Long-term capital gains	$22,711,192	$12,807,906
As of December 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 8,590,776
Undistributed long-term capital gains	31,270,986
Net unrealized appreciation	373,224,623
Distributable earnings	$413,086,385
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$175,774,581
Gross unrealized appreciation	$ 377,633,050
Gross unrealized depreciation	(4,408,427)
Net unrealized appreciation	$373,224,623
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2021 is included in the Schedule of Investments. During the year ended December 31, 2021, the Fund used futures contracts to provide equity market exposure for uncommitted cash balances.
At December 31, 2021, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$356,230 (1)	$ —

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2021 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 2,416,280	$ 188,050
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2021 was approximately $8,657,000.
23

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2021, the total value of securities on loan was $678,684 and the total value of collateral received was $708,660, comprised of cash of $79,865 and U.S. government and/or agencies securities of $628,795.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$79,865	$ —	$ —	$ —	$79,865
The carrying amount of the liability for deposits for securities loaned at December 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2021.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2021.
24

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

9  Affiliated Issuers and Funds
At December 31, 2021, the value of the Fund’s investment in affiliated issuers and funds was $12,371,491, which represents 2.3% of the Fund’s net assets. Transactions in affiliated issuers and funds by the Fund for the year ended December 31, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/Units, end of period
Common Stocks
Morgan Stanley(1)	$ —	$ 19,755	$ (259,038)	$ 110,256	$ 332,051	$ 1,847,273	$ 35,261	18,819
Short-Term Investments
Calvert Cash Reserves Fund, LLC	11,649,985	62,501,567	(63,626,014)	(1,320)	—	10,524,218	4,803	10,524,218
Totals				$108,936	$332,051	$12,371,491	$40,064

(1)	Affiliated issuer as of March 1, 2021 (see Note 2).
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 30,000,000 common shares, $0.10 par value.
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020 were as follows:
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	99,582	$ 18,668,371	146,187	$ 20,566,726
Reinvestment of distributions	171,608	31,368,176	145,242	21,497,256
Shares redeemed	(421,537)	(78,235,479)	(506,311)	(74,050,434)
Net decrease	(150,347)	$(28,198,932)	(214,882)	$(31,986,452)
At December 31, 2021, separate accounts of an insurance company that is an affiliate of AIP owned 92.0% of the value of the outstanding shares of the Fund.
11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
12  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Corporation that it was resigning as the independent registered public accounting firm to the Corporation, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Corporation), KPMG would no longer be independent of the Corporation. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Corporation (the “Funds”) for the fiscal year ending December 31, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
25

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Notes to Financial Statements — continued

KPMG’s reports on the financial statements for the Funds for the fiscal periods ended December 31, 2019 and December 31, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
26

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP S&P 500® Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP S&P 500® Index Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2021, the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended December 31, 2020, and the financial highlights for the years ended December 31, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 18, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
27

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2021 ordinary income dividends, 82.76% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $31,271,118 or, if subsequently determined to be different, the net capital gain of such year.
28

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Director holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue, NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 39 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018);
Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
29

Calvert
VP S&P 500® Index Portfolio
December 31, 2021
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
30

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

31

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
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■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
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Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
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32

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
33

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24221     12.31.21

Calvert
VP Volatility Managed Moderate Portfolio
Annual Report
December 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2021
Calvert
VP Volatility Managed Moderate Portfolio

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting January 1, 2021, was notable for a global equity rally that lasted for most of the period. Investors cheered the reopening of businesses that had been affected by the pandemic and the rollout of highly effective COVID-19 vaccines. In contrast, fixed-income returns were generally weak during the period.
COVID-19 continued to have a grip on the global economy. Disease rates advanced and declined with new waves of infections worldwide. Worker shortages led to global supply-chain disruptions. Scarcities of key items led to temporary factory shutdowns and empty store shelves. In the U.S., those shortages — combined with high demand from consumers eager to spend money saved earlier in the pandemic — led to higher year-over-year inflation than had been seen in decades.
Early in the period while stock prices climbed, credit spreads tightened, and long-term U.S. Treasury yields rose as the U.S. dollar weakened. In the first quarter, the Bloomberg U.S. Aggregate Bond Index posted its worst quarterly return in 40 years. In the second quarter, fixed-income markets revived as the U.S. Treasury yield curve flattened.
In September, equity indexes worldwide reported negative returns. In the U.S., weak job creation and the U.S. Federal Reserve’s (the Fed’s) announcement that it might soon begin tapering its monthly bond purchases and possibly raise interest rates in 2022 weighed on U.S. stocks. However, in the final quarter of 2021, stock prices came roaring back as the central bank’s actions to tamp down inflation were applauded by investors. Even the emergence of a new COVID-19 variant caused only a temporary market retreat.
Meanwhile, the Fed’s tightening monetary policy caused a further flattening of the Treasury curve. During the fourth quarter, investment-grade corporate credit spreads widened modestly and high yield bond spreads tightened, leaving the Bloomberg U.S. Aggregate Bond Index essentially flat for the quarter.
For the period as a whole, the MSCI World Index returned 21.82%; the S&P 500® Index returned 28.71%; and the Nasdaq Composite Index returned 22.18%. In fixed-income, the Bloomberg U.S. Corporate Bond Index returned (1.04)%, while the ICE BofA U.S. High Yield Index gained 5.36%.
Investment Strategy
Calvert VP Volatility Managed Moderate Portfolio (the Fund) invests in exchange-traded funds (ETFs) representing a broad range of asset classes. The Fund uses a macro strategy that entails setting an asset-allocation target weight, along with a typical allocation range. Market capitalizations, investment styles, and business sectors are among the variables considered when securities are selected for the Fund. Target asset weights may change periodically based on economic conditions and other factors. The Fund implements a volatility-management and capital-protection strategy that uses equity index futures contracts to try to keep the portfolio’s volatility range close to 8% to pursue growth in up markets, and to serve as a hedge against potential declines in the value of the Fund’s ETF investments. The Fund continuously monitors market volatility and may adjust its futures contracts to pursue its financial goals.
Fund Performance
For the 12-month period ended December 31, 2021, Calvert VP Volatility Managed Moderate Portfolio (the Fund) returned 10.06% for Class F shares at net asset value (NAV), outperforming its primary benchmark, the S&P Global LargeMidCap Managed Risk Index – Conservative (the Index), which returned 8.36%.
Outperformance relative to the Index during the period was the result of a combination of the asset allocation and volatility management strategies. The Index is used to capture the impact of the Fund’s volatility-management strategy. Fund performance is also measured against a blended benchmark (the Secondary Blended Index) based on a mix of market indexes that more closely reflects the impact of the Fund’s asset allocations than the single asset-class Index. During the period, the Fund outperformed the Secondary Blended Index, which returned 9.87%.
Through most of 2021, the volatility range of the Fund’s underlying assets was generally below its 8% target, and averaged 6.2% for the full year. The Fund held a long equity futures position during most of the period. As a result, the strategy helped raise the Fund’s annualized volatility rate to 7.0%, a 0.8% improvement.
The volatility-management strategy produced a performance gain for the year. As a result of its long equity futures position, the Fund benefited from a general rise in asset prices in 2021. Derivative positions added 0.64% to Fund performance during the period.
Asset allocation had a modest positive effect on relative performance to the Secondary Blended Index. The Fund outperformed in the first quarter because of overweight exposures to small-cap and mid-cap stocks as well as an exposure to the financials sector. In the fourth quarter, the Fund had modestly overweight exposure to large-cap growth stocks, which outperformed the broad market during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.; Thomas B. Lee, CFA and Christopher Haskamp, CFA, each of Parametric Portfolio Associates LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class F at NAV	04/30/2013	04/30/2013	10.06%	7.47%	5.95%

S&P Global LargeMidCap Managed Risk Index - Conservative	—	—	8.36%	7.95%	5.92%
Moderate Portfolio Blended Benchmark	—	—	9.87	9.57	7.79

% Total Annual Operating Expense Ratios[3]	Class F
Gross	0.98%
Net	0.88
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class F of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Fund Profile

Asset Allocation (% of total investments)

Top 10 Holdings (% of net assets)*
iShares Core U.S. Aggregate Bond ETF	22.6%
Vanguard Total Bond Market ETF	22.6
Vanguard S&P 500 ETF	20.5
Vanguard FTSE Developed Markets ETF	8.9
iShares S&P 500 Growth ETF	7.0
iShares S&P 500 Value ETF	5.0
Vanguard REIT ETF	2.1
iShares Russell 2000 ETF	2.0
Vanguard FTSE Emerging Markets ETF	1.7
iShares Core S&P Mid-Cap ETF	1.0
Total	93.4%

*	Excludes cash and cash equivalents.

4

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P Global LargeMidCap Managed Risk Index - Conservative is an unmanaged index designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed 50% allocation to the underlying bond index. The index has a risk management overlay that seeks to limit the index volatility to 8%, and includes a synthetic put position to reduce downside risk. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI USA IMI/Equity REITs Index is an unmanaged index of U.S. equity REITs. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse
Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Moderate Portfolio Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 48% Bloomberg U.S. Aggregate Bond Index, 36% Russell 3000® Index, 10% MSCI EAFE Index, 4% ICE BofA 3-Month U.S. Treasury Bill Index, and 2% MSCI USA IMI/Equity REITs Index, which is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/22. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management
Additional Information
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.
MSCI World Index is an unmanaged index of equity securities in the developed markets. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate

5

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Endnotes and Additional Disclosures — continued

securities with a maturity of one year or more. ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds.
6

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period* (7/1/21 – 12/31/21)	Annualized Expense Ratio
Actual
Class F	$1,000.00	$1,041.70	$4.17 **	0.81%
Hypothetical
(5% return per year before expenses)
Class F	$1,000.00	$1,021.12	$4.13 **	0.81%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2021. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
7

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Schedule of Investments

Exchange-Traded Funds — 93.9%

Security	Shares	Value
Equity Funds — 48.7%
iShares Core S&P Mid-Cap ETF	4,000	$ 1,132,320
iShares Russell 2000 ETF(1)	10,000	2,224,500
iShares S&P 500 Growth ETF(1)	92,000	7,697,640
iShares S&P 500 Value ETF	35,000	5,482,050
Technology Select Sector SPDR Fund	3,000	521,610
Vanguard FTSE Developed Markets ETF(1)	193,000	9,854,580
Vanguard FTSE Emerging Markets ETF(1)	39,000	1,928,940
Vanguard REIT ETF(1)	20,000	2,320,200
Vanguard S&P 500 ETF	52,000	22,701,640
		$ 53,863,480
Fixed-Income Funds — 45.2%
iShares Core U.S. Aggregate Bond ETF	219,000	$ 24,983,520
Vanguard Total Bond Market ETF	294,000	24,916,500
		$ 49,900,020
Total Exchange-Traded Funds (identified cost $76,623,974)		$103,763,500

Short-Term Investments — 8.0%
Affiliated Fund — 6.0%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.06%(2)	6,641,920	$ 6,641,920
Total Affiliated Fund (identified cost $6,641,874)		$ 6,641,920
Securities Lending Collateral — 2.0%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(3)	2,205,750	$ 2,205,750
Total Securities Lending Collateral (identified cost $2,205,750)		$ 2,205,750
Total Short-Term Investments (identified cost $8,847,624)		$ 8,847,670
Total Investments — 101.9% (identified cost $85,471,598)		$112,611,170
Other Assets, Less Liabilities — (1.9)%		$ (2,077,338)
Net Assets — 100.0%		$ 110,533,832

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at December 31, 2021. The aggregate market value of securities on loan at December 31, 2021 was $17,296,826.
(2)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2021.
(3)	Represents investment of cash collateral received in connection with securities lending.

8
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P 500 Index	13	Long	3/18/22	$3,093,025	$ 63,992
E-mini S&P MidCap 400 Index	2	Long	3/18/22	567,540	12,627
MSCI EAFE Index	10	Long	3/18/22	1,160,900	16,198
					$92,817
9
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Statement of Assets and Liabilities

December 31, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $78,829,724) - including $17,296,826 of securities on loan	$ 105,969,250
Investments in securities of affiliated issuers, at value (identified cost $6,641,874)	6,641,920
Deposits at broker for futures contracts	249,000
Receivable for capital shares sold	346
Dividends receivable - affiliated	328
Securities lending income receivable	2,617
Directors' deferred compensation plan	26,852
Total assets	$112,890,313
Liabilities
Payable for variation margin on open futures contracts	$ 9,405
Payable for capital shares redeemed	3,459
Deposits for securities loaned	2,205,750
Payable to affiliates:
Investment advisory fee	37,272
Administrative fee	11,181
Distribution and service fees	23,295
Sub-transfer agency fee	35
Directors' deferred compensation plan	26,852
Other	7,424
Accrued expenses	31,808
Total liabilities	$ 2,356,481
Net Assets	$110,533,832
Sources of Net Assets
Paid-in capital	$ 80,191,567
Distributable earnings	30,342,265
Net Assets	$110,533,832
Class F Shares
Net Assets	$ 110,533,832
Shares Outstanding	5,314,511
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 20.80
10
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Statement of Operations

Year Ended
December 31, 2021
Investment Income
Dividend income	$ 1,826,542
Dividend income - affiliated issuers	4,966
Securities lending income, net	15,773
Total investment income	$ 1,847,281
Expenses
Investment advisory fee	$ 443,004
Administrative fee	132,901
Distribution and service fees	276,878
Directors' fees and expenses	4,406
Custodian fees	4,768
Transfer agency fees and expenses	81,810
Accounting fees	24,962
Professional fees	26,996
Reports to shareholders	900
Miscellaneous	7,855
Total expenses	$ 1,004,480
Waiver and/or reimbursement of expenses by affiliate	$ (107,102)
Net expenses	$ 897,378
Net investment income	$ 949,903
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 3,982,785
Investment securities - affiliated issuers	(749)
Futures contracts	510,923
Capital gains distributions received	54,293
Net realized gain	$ 4,547,252
Change in unrealized appreciation (depreciation):
Investment securities	$ 5,073,449
Investment securities - affiliated issuers	138
Futures contracts	82,428
Net change in unrealized appreciation (depreciation)	$ 5,156,015
Net realized and unrealized gain	$ 9,703,267
Net increase in net assets from operations	$10,653,170
11
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Statements of Changes in Net Assets

	Year Ended December 31,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 949,903	$ 1,144,171
Net realized gain (loss)	4,547,252	(1,859,323)
Net change in unrealized appreciation (depreciation)	5,156,015	5,887,684
Net increase in net assets from operations	$ 10,653,170	$ 5,172,532
Distributions to shareholders	$ (1,151,612)	$ (4,029,212)
Net decrease in net assets from capital share transactions	$ (8,173,688)	$ (2,068,280)
Net increase (decrease) in net assets	$ 1,327,870	$ (924,960)
Net Assets
At beginning of year	$ 109,205,962	$ 110,130,922
At end of year	$110,533,832	$109,205,962
12
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Financial Highlights

	Class F
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 19.10	$ 18.86	$ 16.49	$ 18.18	$ 16.52
Income (Loss) From Operations
Net investment income(1)	$ 0.17	$ 0.20	$ 0.29	$ 0.27	$ 0.23
Net realized and unrealized gain (loss)	1.74	0.77	2.49	(1.26)	1.77
Total income (loss) from operations	$ 1.91	$ 0.97	$ 2.78	$ (0.99)	$ 2.00
Less Distributions
From net investment income	$ (0.21)	$ (0.32)	$ (0.28)	$ (0.25)	$ (0.23)
From net realized gain	—	(0.41)	(0.13)	(0.45)	(0.11)
Total distributions	$ (0.21)	$ (0.73)	$ (0.41)	$ (0.70)	$ (0.34)
Net asset value — End of year	$ 20.80	$ 19.10	$ 18.86	$ 16.49	$ 18.18
Total Return(2)	10.06%	5.28%	17.02%	(5.73)%	12.16%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$110,534	$109,206	$110,131	$103,205	$118,478
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.91%	0.93%	0.90%	0.89%	0.89%
Net expenses	0.81%	0.83%	0.83%	0.83%	0.83%
Net investment income	0.86%	1.10%	1.63%	1.51%	1.33%
Portfolio Turnover	7%	15%	6%	11%	9%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
13
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Volatility Managed Moderate Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to pursue current income and modest growth potential consistent with preservation of capital, while seeking to manage overall portfolio volatility. The Fund invests primarily in exchange-traded funds representing a broad range of asset classes (the Underlying Funds).
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class F shares.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
14

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of December 31, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$ 103,763,500	$ —	$ —	$ 103,763,500
Short-Term Investments:
Affiliated Fund	—	6,641,920	—	6,641,920
Securities Lending Collateral	2,205,750	—	—	2,205,750
Total Investments	$105,969,250	$6,641,920	$ —	$112,611,170
Futures Contracts	$ 92,817	$ —	$ —	$ 92,817
Total	$106,062,067	$6,641,920	$ —	$112,703,987
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds and Cash Reserves Fund are recorded on ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.
C  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
15

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Notes to Financial Statements — continued

2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the annual rate of 0.40% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2021, the investment advisory fee amounted to $443,004. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
Pursuant to an investment sub-advisory agreement, CRM has delegated a portion of the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP). In connection with the Transaction, CRM entered into a new sub-advisory agreement with AIP, which took effect on March 1, 2021. CRM pays AIP a portion of its investment advisory fee for sub-advisory services provided to the Fund.
CRM has agreed to reimburse the Fund's operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.81% of the Fund's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2022. For the year ended December 31, 2021, CRM waived or reimbursed expenses of $107,102.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund's average daily net assets and is payable monthly. For the year ended December 31, 2021, CRM was paid administrative fees of $132,901.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2021 amounted to $276,878 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $134 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000 ($214,000 effective January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2021, expenses incurred under the Servicing Plan amounted to $81,556, all of which were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2021 are amounts payable to an affiliate of AIP under the Servicing Plan of $8,023.
4  Investment Activity
During the year ended December 31, 2021, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $7,293,459 and $14,006,086, respectively.
16

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Notes to Financial Statements — continued

5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2021 and December 31, 2020 was as follows:
	Year Ended December 31,
	2021	2020
Ordinary income	$1,151,612	$1,950,096
Long-term capital gains	$ —	$2,079,116
As of December 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 967,150
Undistributed long-term capital gains	2,770,419
Net unrealized appreciation	26,604,696
Distributable earnings	$30,342,265
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$86,006,474
Gross unrealized appreciation	$ 26,604,696
Gross unrealized depreciation	—
Net unrealized appreciation	$26,604,696
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2021 is included in the Schedule of Investments. During the year ended December 31, 2021, the Fund used futures contracts to hedge against changes in market volatility and declines in the value of the Fund’s investments and to adjust the Fund’s overall equity exposure in an effort to stabilize portfolio volatility around a target level.
At December 31, 2021, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$92,817 (1)	$ —

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2021 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 510,923	$ 82,428
17

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Notes to Financial Statements — continued

The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended December 31, 2021 was approximately $7,709,000 and $146,000, respectively.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2021, the total value of securities on loan was $17,296,826 and the total value of collateral received was $17,826,111, comprised of cash of $2,205,750 and U.S. government and/or agencies securities of $15,620,361.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Exchange-Traded Funds	$2,205,750	$ —	$ —	$ —	$2,205,750
The carrying amount of the liability for deposits for securities loaned at December 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2021.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2021.
18

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Notes to Financial Statements — continued

9  Affiliated Funds
At December 31, 2021, the value of the Fund’s investment in affiliated funds was $6,641,920, which represents 6.0% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$7,832,540	$15,519,033	$(16,709,042)	$(749)	$138	$6,641,920	$4,966	6,641,920
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 100,000,000 common shares, $0.10 par value.
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020 were as follows:
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class F
Shares sold	100,167	$ 1,981,937	296,537	$ 5,492,757
Reinvestment of distributions	57,494	1,151,612	222,855	4,029,212
Shares redeemed	(562,233)	(11,307,237)	(638,983)	(11,590,249)
Net decrease	(404,572)	$ (8,173,688)	(119,591)	$ (2,068,280)
At December 31, 2021, separate accounts of an insurance company that is an affiliate of AIP owned 100% of the value of the outstanding shares of the Fund.
11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
12  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Corporation that it was resigning as the independent registered public accounting firm to the Corporation, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Corporation), KPMG would no longer be independent of the Corporation. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Corporation (the “Funds”) for the fiscal year ending December 31, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
19

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Notes to Financial Statements — continued

KPMG’s reports on the financial statements for the Funds for the fiscal periods ended December 31, 2019 and December 31, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
13  Subsequent Event
Effective January 1, 2022, CRM entered into an investment sub-advisory agreement with Parametric Portfolio Associates LLC (Parametric), an affiliate of CRM and an indirect, wholly-owned subsidiary of Morgan Stanley, to provide sub-advisory services to the Fund. Parametric is responsible for executing the Fund’s volatility management strategy.
20

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Moderate Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP Volatility Managed Moderate Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2021, the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended December 31, 2020, and the financial highlights for the years ended December 31, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 18, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
21

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $2,770,419 or, if subsequently determined to be different, the net capital gain of such year.
22

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue, NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 39 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through
December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
23

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2021
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
24

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

25

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
26

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
27

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Investment Sub-Adviser
Parametric Portfolio Associates LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24233     12.31.21

Calvert
VP Volatility Managed Moderate Growth Portfolio
Annual Report
December 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2021
Calvert
VP Volatility Managed Moderate Growth Portfolio

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting January 1, 2021, was notable for a global equity rally that lasted for most of the period. Investors cheered the reopening of businesses that had been affected by the pandemic and the rollout of highly effective COVID-19 vaccines. In contrast, fixed-income returns were generally weak during the period.
COVID-19 continued to have a grip on the global economy. Disease rates advanced and declined with new waves of infections worldwide. Worker shortages led to global supply-chain disruptions. Scarcities of key items led to temporary factory shutdowns and empty store shelves. In the U.S., those shortages — combined with high demand from consumers eager to spend money saved earlier in the pandemic — led to higher year-over-year inflation than had been seen in decades.
Early in the period while stock prices climbed, credit spreads tightened, and long-term U.S. Treasury yields rose as the U.S. dollar weakened. In the first quarter, the Bloomberg U.S. Aggregate Bond Index posted its worst quarterly return in 40 years. In the second quarter, fixed-income markets revived as the U.S. Treasury yield curve flattened.
In September, equity indexes worldwide reported negative returns. In the U.S., weak job creation and the U.S. Federal Reserve’s (the Fed’s) announcement that it might soon begin tapering its monthly bond purchases and possibly raise interest rates in 2022 weighed on U.S. stocks. However, in the final quarter of 2021, stock prices came roaring back as the central bank’s actions to tamp down inflation were applauded by investors. Even the emergence of a new COVID-19 variant caused only a temporary market retreat.
Meanwhile, the Fed’s tightening monetary policy caused a further flattening of the Treasury curve. During the fourth quarter, investment-grade corporate credit spreads widened modestly and high yield bond spreads tightened, leaving the Bloomberg U.S. Aggregate Bond Index essentially flat for the quarter.
For the period as a whole, the MSCI World Index returned 21.82%; the S&P 500® Index returned 28.71%; and the Nasdaq Composite Index returned 22.18%. In fixed-income, the Bloomberg U.S. Corporate Bond Index returned (1.04)%, while the ICE BofA U.S. High Yield Index gained 5.36%.
Investment Strategy
Calvert VP Volatility Managed Moderate Growth Portfolio (the Fund) invests in exchange-traded funds (ETFs) representing a broad range of asset classes. The Fund uses a macro strategy that entails setting an asset-allocation target weight, along with a typical allocation range. Market capitalizations, investment styles, and business sectors are among the variables considered when securities are selected for the Fund. Target asset weights may change periodically based on economic conditions and other factors. The Fund implements a volatility-management and capital-protection strategy that uses equity index futures contracts to try to keep the portfolio’s volatility range close to 10% to pursue growth in up markets, and to serve as a hedge against potential declines in the value of the Fund’s ETF investments. The Fund continuously monitors market volatility and may adjust its futures contracts to pursue its financial goals.
Fund Performance
For the 12-month period ended December 31, 2021, Calvert VP Volatility Managed Moderate Growth Portfolio (the Fund) returned 13.64% for Class F shares at net asset value (NAV), outperforming its primary benchmark, the S&P Global LargeMidCap Managed Risk Index – Moderate Conservative (the Index), which returned 10.38%.
Outperformance relative to the Index during the period was the result of asset allocation strategies. The Index is used to capture the impact of the Fund’s volatility-management strategy. Fund performance is also measured against a blended benchmark (the Secondary Blended Index) based on a mix of market indexes that more closely reflects the impact of the Fund’s asset allocations than the single asset-class Index. During the period, the Fund underperformed the Secondary Blended Index, which returned 13.67%.
Through most of 2021, the volatility range of the Fund’s underlying assets was below its 10% target, and averaged 7.9% for the full year. The Fund held a long equity futures position for most of 2021. As a result, the strategy helped raise the Fund’s annualized volatility rate to 8.6%, a 0.7% improvement.
The volatility-management strategy produced a slight net performance loss during the year. While the strategy generally benefited from a rise in asset prices in 2021, the September market sell-off erased many of those gains. Derivative positions detracted 0.06% from Fund performance during the period.
The Fund's overall underperformance to the Secondary Blended Index was due to volatility management. In contrast, asset allocation had a modest positive effect on relative performance during the period. The Fund outperformed in the first quarter because of overweight exposures to small-cap and mid-cap stocks as well as an exposure to the financials sector. In the fourth quarter, the Fund had a modestly overweight exposure to large-cap growth stocks, which outperformed the broad market during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.; Thomas B. Lee, CFA and Christopher Haskamp, CFA, each of Parametric Portfolio Associates LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class F at NAV	04/30/2013	04/30/2013	13.64%	8.37%	6.55%

S&P Global LargeMidCap Managed Risk Index - Moderate Conservative	—	—	10.38%	8.89%	6.51%
Moderate Growth Portfolio Blended Benchmark	—	—	13.67	11.41	9.32

% Total Annual Operating Expense Ratios[3]	Class F
Gross	1.01%
Net	0.89
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class F of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Fund Profile

Asset Allocation (% of total investments)

Top 10 Holdings (% of net assets)*
Vanguard S&P 500 ETF	21.2%
iShares Core U.S. Aggregate Bond ETF	16.8
Vanguard Total Bond Market ETF	12.7
Vanguard FTSE Developed Markets ETF	11.7
iShares S&P 500 Growth ETF	11.4
iShares S&P 500 Value ETF	9.3
Vanguard REIT ETF	3.2
iShares Russell 2000 ETF	2.5
Vanguard FTSE Emerging Markets ETF	2.0
iShares Core S&P Mid-Cap ETF	1.6
Total	92.4%

*	Excludes cash and cash equivalents.

4

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P Global LargeMidCap Managed Risk Index - Moderate Conservative is an unmanaged index designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed 40% allocation to the underlying bond index. The index has a risk management overlay that seeks to limit the index volatility to 10%, and includes a synthetic put position to reduce downside risk. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI USA IMI/Equity REITs Index is an unmanaged index of U.S. equity REITs. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Moderate Growth Portfolio Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 47% Russell 3000® Index, 33% Bloombeg U.S. Aggregate Bond Index, 13% MSCI EAFE Index, 4% ICE BofA 3-Month U.S. Treasury Bill Index, and 3% MSCI USA IMI/Equity REITs Index, which is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/22. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.
MSCI World Index is an unmanaged index of equity securities in the developed markets. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year

5

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Endnotes and Additional Disclosures — continued

or more. ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds.
6

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period* (7/1/21 – 12/31/21)	Annualized Expense Ratio
Actual
Class F	$1,000.00	$1,052.20	$4.19 **	0.81%
Hypothetical
(5% return per year before expenses)
Class F	$1,000.00	$1,021.12	$4.13 **	0.81%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2021. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
7

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Schedule of Investments

Exchange-Traded Funds — 93.0%

Security	Shares	Value
Equity Funds — 63.5%
iShares Core S&P Mid-Cap ETF	5,000	$ 1,415,400
iShares Russell 2000 ETF(1)	10,000	2,224,500
iShares S&P 500 Growth ETF(1)	123,000	10,291,410
iShares S&P 500 Value ETF	54,000	8,458,020
Technology Select Sector SPDR Fund	3,000	521,610
Vanguard FTSE Developed Markets ETF(1)	207,000	10,569,420
Vanguard FTSE Emerging Markets ETF(1)	37,000	1,830,020
Vanguard REIT ETF	25,000	2,900,250
Vanguard S&P 500 ETF	44,000	19,209,080
		$57,419,710
Fixed-Income Funds — 29.5%
iShares Core U.S. Aggregate Bond ETF	133,000	$ 15,172,640
Vanguard Total Bond Market ETF	135,000	11,441,250
		$26,613,890
Total Exchange-Traded Funds (identified cost $57,227,699)		$84,033,600

Short-Term Investments — 9.5%
Affiliated Fund — 7.0%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.06%(2)	6,346,788	$ 6,346,788
Total Affiliated Fund (identified cost $6,346,729)		$ 6,346,788
Securities Lending Collateral — 2.5%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(3)	2,244,575	$ 2,244,575
Total Securities Lending Collateral (identified cost $2,244,575)		$ 2,244,575
Total Short-Term Investments (identified cost $8,591,304)		$ 8,591,363
Total Investments — 102.5% (identified cost $65,819,003)		$92,624,963
Other Assets, Less Liabilities — (2.5)%		$ (2,266,523)
Net Assets — 100.0%		$ 90,358,440

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at December 31, 2021. The aggregate market value of securities on loan at December 31, 2021 was $15,138,093.
(2)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2021.
(3)	Represents investment of cash collateral received in connection with securities lending.

8
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P 500 Index	4	Long	3/18/22	$951,700	$ 19,690
E-mini S&P MidCap 400 Index	1	Long	3/18/22	283,770	6,314
MSCI EAFE Index	3	Long	3/18/22	348,270	4,859
					$30,863
9
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Statement of Assets and Liabilities

December 31, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $59,472,274) - including $15,138,093 of securities on loan	$ 86,278,175
Investments in securities of affiliated issuers, at value (identified cost $6,346,729)	6,346,788
Deposits at broker for futures contracts	82,000
Receivable for capital shares sold	66
Dividends receivable - affiliated	317
Securities lending income receivable	2,875
Directors' deferred compensation plan	21,744
Total assets	$92,731,965
Liabilities
Payable for variation margin on open futures contracts	$ 2,872
Payable for capital shares redeemed	4,009
Deposits for securities loaned	2,244,575
Payable to affiliates:
Investment advisory fee	30,354
Administrative fee	9,106
Distribution and service fees	18,971
Sub-transfer agency fee	26
Directors' deferred compensation plan	21,744
Other	11,889
Accrued expenses	29,979
Total liabilities	$ 2,373,525
Net Assets	$90,358,440
Sources of Net Assets
Paid-in capital	$ 60,991,389
Distributable earnings	29,367,051
Net Assets	$90,358,440
Class F Shares
Net Assets	$ 90,358,440
Shares Outstanding	4,018,398
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 22.49
10
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Statement of Operations

Year Ended
December 31, 2021
Investment Income
Dividend income	$ 1,437,005
Dividend income - affiliated issuers	4,217
Securities lending income, net	16,486
Total investment income	$ 1,457,708
Expenses
Investment advisory fee	$ 356,293
Administrative fee	106,888
Distribution and service fees	222,683
Directors' fees and expenses	3,529
Custodian fees	6,662
Transfer agency fees and expenses	65,922
Accounting fees	20,090
Professional fees	26,366
Reports to shareholders	785
Miscellaneous	7,179
Total expenses	$ 816,397
Waiver and/or reimbursement of expenses by affiliate	$ (94,770)
Net expenses	$ 721,627
Net investment income	$ 736,081
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 4,800,934
Investment securities - affiliated issuers	(611)
Futures contracts	(23,670)
Capital gains distributions received	24,172
Net realized gain	$ 4,800,825
Change in unrealized appreciation (depreciation):
Investment securities	$ 5,768,317
Investment securities - affiliated issuers	59
Futures contracts	29,709
Net change in unrealized appreciation (depreciation)	$ 5,798,085
Net realized and unrealized gain	$10,598,910
Net increase in net assets from operations	$11,334,991
11
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Statements of Changes in Net Assets

	Year Ended December 31,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 736,081	$ 875,070
Net realized gain (loss)	4,800,825	(2,790,191)
Net change in unrealized appreciation (depreciation)	5,798,085	4,833,581
Net increase in net assets from operations	$11,334,991	$ 2,918,460
Distributions to shareholders	$ (877,245)	$ (2,255,372)
Net decrease in net assets from capital share transactions	$ (6,455,211)	$ (3,487,916)
Net increase (decrease) in net assets	$ 4,002,535	$ (2,824,828)
Net Assets
At beginning of year	$ 86,355,905	$ 89,180,733
At end of year	$90,358,440	$86,355,905
12
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Financial Highlights

	Class F
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 19.99	$ 19.81	$ 17.18	$ 18.90	$ 16.69
Income (Loss) From Operations
Net investment income(1)	$ 0.18	$ 0.20	$ 0.29	$ 0.26	$ 0.23
Net realized and unrealized gain (loss)	2.54	0.51	2.86	(1.49)	2.19
Total income (loss) from operations	$ 2.72	$ 0.71	$ 3.15	$ (1.23)	$ 2.42
Less Distributions
From net investment income	$ (0.22)	$ (0.31)	$ (0.28)	$ (0.23)	$ (0.21)
From net realized gain	—	(0.22)	(0.24)	(0.26)	—
Total distributions	$ (0.22)	$ (0.53)	$ (0.52)	$ (0.49)	$ (0.21)
Net asset value — End of year	$ 22.49	$ 19.99	$ 19.81	$ 17.18	$ 18.90
Total Return(2)	13.64%	3.82%	18.56%	(6.69)%	14.55%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$90,358	$86,356	$89,181	$83,345	$94,689
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.92%	0.95%	0.91%	0.89%	0.91%
Net expenses	0.81%	0.83%	0.83%	0.83%	0.83%
Net investment income	0.83%	1.06%	1.56%	1.40%	1.29%
Portfolio Turnover	10%	16%	7%	14%	8%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
13
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Volatility Managed Moderate Growth Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to pursue a balance of current income and growth potential, while seeking to manage overall portfolio volatility. The Fund invests primarily in exchange-traded funds representing a broad range of asset classes (the Underlying Funds).
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class F shares.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
14

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of December 31, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$ 84,033,600	$ —	$ —	$ 84,033,600
Short-Term Investments:
Affiliated Fund	—	6,346,788	—	6,346,788
Securities Lending Collateral	2,244,575	—	—	2,244,575
Total Investments	$86,278,175	$6,346,788	$ —	$92,624,963
Futures Contracts	$ 30,863	$ —	$ —	$ 30,863
Total	$86,309,038	$6,346,788	$ —	$92,655,826
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds and Cash Reserves Fund are recorded on ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.
C  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
15

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Notes to Financial Statements — continued

2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the annual rate of 0.40% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2021, the investment advisory fee amounted to $356,293. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
Pursuant to an investment sub-advisory agreement, CRM has delegated a portion of the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP). In connection with the Transaction, CRM entered into a new sub-advisory agreement with AIP, which took effect on March 1, 2021. CRM pays AIP a portion of its investment advisory fee for sub-advisory services provided to the Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.81% of the Fund's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2022. For the year ended December 31, 2021, CRM waived or reimbursed expenses of $94,770.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund's average daily net assets and is payable monthly. For the year ended December 31, 2021, CRM was paid administrative fees of $106,888.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2021 amounted to $222,683 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $124 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000 ($214,000 effective January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2021, expenses incurred under the Servicing Plan amounted to $65,689, all of which were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2021 are amounts payable to an affiliate of AIP under the Servicing Plan of $6,607.
4  Investment Activity
During the year ended December 31, 2021, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $8,172,697 and $15,515,244, respectively.
16

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Notes to Financial Statements — continued

5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2021 and December 31, 2020 was as follows:
	Year Ended December 31,
	2021	2020
Ordinary income	$877,245	$1,334,094
Long-term capital gains	$ —	$ 921,278
As of December 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 758,292
Undistributed long-term capital gains	2,341,828
Net unrealized appreciation	26,266,931
Distributable earnings	$29,367,051
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$66,358,032
Gross unrealized appreciation	$ 26,266,931
Gross unrealized depreciation	—
Net unrealized appreciation	$26,266,931
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2021 is included in the Schedule of Investments. During the year ended December 31, 2021, the Fund used futures contracts to hedge against changes in market volatility and declines in the value of the Fund’s investments and to adjust the Fund’s overall equity exposure in an effort to stabilize portfolio volatility around a target level.
At December 31, 2021, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$30,863 (1)	$ —

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2021 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ (23,670)	$ 29,709
17

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Notes to Financial Statements — continued

The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended December 31, 2021 was approximately $5,464,000 and $407,000, respectively.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2021, the total value of securities on loan was $15,138,093 and the total value of collateral received was $15,584,828, comprised of cash of $2,244,575 and U.S. government and/or agencies securities of $13,340,253.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Exchange-Traded Funds	$2,244,575	$ —	$ —	$ —	$2,244,575
The carrying amount of the liability for deposits for securities loaned at December 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2021.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2021.
18

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Notes to Financial Statements — continued

9  Affiliated Funds
At December 31, 2021, the value of the Fund’s investment in affiliated funds was $6,346,788, which represents 7.0% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$5,288,618	$17,672,536	$(16,613,814)	$(611)	$59	$6,346,788	$4,217	6,346,788
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 100,000,000 common shares, $0.10 par value.
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020 were as follows:
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class F
Shares sold	46,236	$ 971,314	149,020	$ 2,811,886
Reinvestment of distributions	40,897	877,245	119,967	2,255,372
Shares redeemed	(387,918)	(8,303,770)	(451,290)	(8,555,174)
Net decrease	(300,785)	$(6,455,211)	(182,303)	$(3,487,916)
At December 31, 2021, separate accounts of an insurance company that is an affiliate of AIP owned 100% of the value of the outstanding shares of the Fund.
11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
12  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Corporation that it was resigning as the independent registered public accounting firm to the Corporation, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Corporation), KPMG would no longer be independent of the Corporation. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Corporation (the “Funds”) for the fiscal year ending December 31, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
19

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Notes to Financial Statements — continued

KPMG’s reports on the financial statements for the Funds for the fiscal periods ended December 31, 2019 and December 31, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
13  Subsequent Event
Effective January 1, 2022, CRM entered into an investment sub-advisory agreement with Parametric Portfolio Associates LLC (Parametric), an affiliate of CRM and an indirect, wholly-owned subsidiary of Morgan Stanley, to provide sub-advisory services to the Fund. Parametric is responsible for executing the Fund’s volatility management strategy.
20

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Moderate Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP Volatility Managed Moderate Growth Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2021, the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended December 31, 2020, and the financial highlights for the years ended December 31, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 18, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
21

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $2,341,828 or, if subsequently determined to be different, the net capital gain of such year.
22

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue, NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 39 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through
December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
23

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2021
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
24

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

25

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
26

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
27

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Investment Sub-Adviser
Parametric Portfolio Associates LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24235     12.31.21

Calvert
VP Volatility Managed Growth Portfolio
Annual Report
December 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2021
Calvert
VP Volatility Managed Growth Portfolio

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting January 1, 2021, was notable for a global equity rally that lasted for most of the period. Investors cheered the reopening of businesses that had been affected by the pandemic and the rollout of highly effective COVID-19 vaccines. In contrast, fixed-income returns were generally weak during the period.
COVID-19 continued to have a grip on the global economy. Disease rates advanced and declined with new waves of infections worldwide. Worker shortages led to global supply-chain disruptions. Scarcities of key items led to temporary factory shutdowns and empty store shelves. In the U.S., those shortages — combined with high demand from consumers eager to spend money saved earlier in the pandemic — led to higher year-over-year inflation than had been seen in decades.
Early in the period while stock prices climbed, credit spreads tightened, and long-term U.S. Treasury yields rose as the U.S. dollar weakened. In the first quarter, the Bloomberg U.S. Aggregate Bond Index posted its worst quarterly return in 40 years. In the second quarter, fixed-income markets revived as the U.S. Treasury yield curve flattened.
In September, equity indexes worldwide reported negative returns. In the U.S., weak job creation and the U.S. Federal Reserve’s (the Fed’s) announcement that it might soon begin tapering its monthly bond purchases and possibly raise interest rates in 2022 weighed on U.S. stocks. However, in the final quarter of 2021, stock prices came roaring back as the central bank’s actions to tamp down inflation were applauded by investors. Even the emergence of a new COVID-19 variant caused only a temporary market retreat.
Meanwhile, the Fed’s tightening monetary policy caused a further flattening of the Treasury curve. During the fourth quarter, investment-grade corporate credit spreads widened modestly and high yield bond spreads tightened, leaving the Bloomberg U.S. Aggregate Bond Index essentially flat for the quarter.
For the period as a whole, the MSCI World Index returned 21.82%; the S&P 500® Index returned 28.71%; and the Nasdaq Composite Index returned 22.18%. In fixed-income, the Bloomberg U.S. Corporate Bond Index returned (1.04)%, while the ICE BofA U.S. High Yield Index gained 5.36%.
Investment Strategy
Calvert VP Volatility Managed Growth Portfolio (the Fund) invests in exchange-traded funds (ETFs) representing a broad range of asset classes. The Fund uses a macro strategy that entails setting an asset-allocation target weight, along with a typical allocation range. Market capitalizations, investment styles, and business sectors are among the variables considered when securities are selected for the Fund. Target asset weights may change periodically based on economic conditions and other factors. The Fund implements a volatility-management and capital-protection strategy that uses equity index futures contracts to try to keep the portfolio’s volatility range close to 12% to pursue growth in up markets, and to serve as a hedge against potential declines in the value of the Fund’s ETF investments. The Fund continuously monitors market volatility and may adjust its futures contracts to pursue its financial goals.
Fund Performance
For the 12-month period ended December 31, 2021, Calvert VP Volatility Managed Growth Portfolio (the Fund) returned 15.87% for Class F shares at net asset value (NAV), outperforming its primary benchmark, the S&P Global LargeMidCap Managed Risk Index – Moderate Aggressive (the Index), which returned 14.49%.
Outperformance relative to the Index during the period was the result of asset allocation strategies. The Index is used to capture the impact of the Fund’s volatility-management strategy. Fund performance is also measured against a blended benchmark (the Secondary Blended Index) based on a mix of market indexes that more closely reflects the impact of the Fund’s asset allocations than the single asset-class Index. During the period, the Fund underperformed the Secondary Blended Index, which returned 17.57%.
Through most of 2021, the volatility range of the Fund’s underlying assets was generally below its 12% target and averaged 9.8% for the full year. The Fund held a short equity position through the beginning of June and flipped to a mostly long position for the remainder of the year. As a result, the strategy helped raise the Fund’s annualized volatility rate to 10.1%, a 0.3% improvement.
The strategy had a choppy impact on returns and produced a slight net performance loss during the period. Through the first five months, forward volatility estimates tended to be above target and the strategy took net short positions in equity futures. During this time, however, equities rallied and the strategy detracted 1.4% from the performance of the Fund. In September, positioning was flipped, but the net performance result was similar. The strategy had the largest long average monthly position for the period in September and — combined with the equity sell-off — resulted in a 0.6% loss at the Fund level. Cumulatively, the strategy detracted 1.37% from the Fund in 2021.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Management's Discussion of Fund Performance† — continued

The Fund's overall underperformance to the Secondary Blended Index was due to volatility management. In contrast, asset allocation had a modest positive effect on relative performance. The Fund outperformed in the first quarter because of overweight exposures to small-cap and mid-cap stocks as well as an exposure to the financials sector. In the fourth quarter, the Fund had a modestly overweight exposure to large-cap growth stocks, which outperformed the broad market during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.; Thomas B. Lee, CFA and Christopher Haskamp, CFA, each of Parametric Portfolio Associates LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class F at NAV	04/30/2013	04/30/2013	15.87%	8.82%	6.66%

S&P Global LargeMidCap Managed Risk Index - Moderate Aggressive	—	—	14.49%	10.69%	7.61%
Growth Portfolio Blended Benchmark	—	—	17.57	13.21	10.84

% Total Annual Operating Expense Ratios[3]	Class F
Gross	1.00%
Net	0.90
Growth of $10,0001

This graph shows the change in value of a hypothetical investment of $10,000 in Class F of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
4

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Fund Profile

Asset Allocation (% of total investments)

Top 10 Holdings (% of net assets)*
Vanguard S&P 500 ETF	22.1%
iShares S&P 500 Growth ETF	16.3
Vanguard FTSE Developed Markets ETF	14.5
iShares Core U.S. Aggregate Bond ETF	13.7
iShares S&P 500 Value ETF	13.6
Vanguard REIT ETF	4.2
iShares Russell 2000 ETF	3.0
Vanguard FTSE Emerging Markets ETF	2.3
iShares Core S&P Mid-Cap ETF	2.0
Technology Select Sector SPDR Fund	0.7
Total	92.4%

*	Excludes cash and cash equivalents.

5

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P Global LargeMidCap Managed Risk Index - Moderate Aggressive is an unmanaged index designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed 20% allocation to the underlying bond index. The index has a risk management overlay that seeks to limit the index volatility to 14%, and includes a synthetic put position to reduce downside risk. The launch date of the S&P Global LargeMidCap Managed Risk Index - Moderate Aggressive was September 6, 2016; information presented prior to the index launch date is back-tested. Back-tested performance is not actual performance, but is hypothetical. The back-test calculations are based on the same methodology that was in effect when the index was officially launched. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI USA IMI/Equity REITs Index is an unmanaged index of U.S. equity REITs. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Growth Portfolio Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 58% Russell 3000® Index, 18% Bloomberg U.S. Aggregate Bond Index, 16% MSCI EAFE Index, 4% ICE BofA 3-Month U.S. Treasury Bill Index, and 4% MSCI USA IMI/Equity REITs Index, which is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/22. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.
MSCI World Index is an unmanaged index of equity securities in the developed markets. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq

6

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Endnotes and Additional Disclosures — continued

(with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds.
7

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period* (7/1/21 – 12/31/21)	Annualized Expense Ratio
Actual
Class F	$1,000.00	$1,059.60	$4.20 **	0.81%
Hypothetical
(5% return per year before expenses)
Class F	$1,000.00	$1,021.12	$4.13 **	0.81%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2021. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
8

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Schedule of Investments

Exchange-Traded Funds — 92.4%

Security	Shares	Value
Equity Funds — 78.7%
iShares Core S&P Mid-Cap ETF	10,000	$ 2,830,800
iShares Russell 2000 ETF(1)	19,000	4,226,550
iShares S&P 500 Growth ETF	277,000	23,176,590
iShares S&P 500 Value ETF	123,000	19,265,490
Technology Select Sector SPDR Fund	6,000	1,043,220
Vanguard FTSE Developed Markets ETF(1)	402,000	20,526,120
Vanguard FTSE Emerging Markets ETF(1)	67,000	3,313,820
Vanguard REIT ETF	51,000	5,916,510
Vanguard S&P 500 ETF	72,000	31,433,040
		$111,732,140
Fixed-Income Funds — 13.7%
iShares Core U.S. Aggregate Bond ETF	170,000	$ 19,393,600
		$ 19,393,600
Total Exchange-Traded Funds (identified cost $77,521,230)		$131,125,740

Short-Term Investments — 9.9%
Affiliated Fund — 7.6%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.06%(2)	10,804,372	$ 10,804,372
Total Affiliated Fund (identified cost $10,804,338)		$ 10,804,372
Securities Lending Collateral — 2.3%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(3)	3,265,763	$ 3,265,763
Total Securities Lending Collateral (identified cost $3,265,763)		$ 3,265,763
Total Short-Term Investments (identified cost $14,070,101)		$ 14,070,135
Total Investments — 102.3% (identified cost $91,591,331)		$145,195,875
Other Assets, Less Liabilities — (2.3)%		$ (3,262,449)
Net Assets — 100.0%		$ 141,933,426

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at December 31, 2021. The aggregate market value of securities on loan at December 31, 2021 was $27,687,894.
(2)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2021.
(3)	Represents investment of cash collateral received in connection with securities lending.

9
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P 500 Index	(19)	Short	3/18/22	$(4,520,575)	$ (115,863)
E-mini S&P MidCap 400 Index	(5)	Short	3/18/22	(1,418,850)	(47,404)
MSCI EAFE Index	(15)	Short	3/18/22	(1,741,350)	(35,481)
					$(198,748)
10
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Statement of Assets and Liabilities

December 31, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $80,786,993) - including $27,687,894 of securities on loan	$ 134,391,503
Investments in securities of affiliated issuers, at value (identified cost $10,804,338)	10,804,372
Receivable for variation margin on open futures contracts	13,453
Deposits at broker for futures contracts	396,000
Dividends receivable - affiliated	577
Securities lending income receivable	4,205
Directors' deferred compensation plan	38,165
Total assets	$145,648,275
Liabilities
Payable for capital shares redeemed	$ 276,632
Deposits for securities loaned	3,265,763
Payable to affiliates:
Investment advisory fee	47,699
Administrative fee	14,310
Distribution and service fees	29,812
Sub-transfer agency fee	14
Directors' deferred compensation plan	38,165
Other	7,903
Accrued expenses	34,551
Total liabilities	$ 3,714,849
Net Assets	$141,933,426
Sources of Net Assets
Paid-in capital	$ 87,108,662
Distributable earnings	54,824,764
Net Assets	$141,933,426
Class F Shares
Net Assets	$ 141,933,426
Shares Outstanding	5,931,724
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 23.93
11
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Statement of Operations

Year Ended
December 31, 2021
Investment Income
Dividend income	$ 2,202,677
Dividend income - affiliated issuers	6,697
Securities lending income, net	31,290
Total investment income	$ 2,240,664
Expenses
Investment advisory fee	$ 559,518
Administrative fee	167,855
Distribution and service fees	349,699
Directors' fees and expenses	5,669
Custodian fees	8,773
Transfer agency fees and expenses	103,016
Accounting fees	31,512
Professional fees	28,092
Reports to shareholders	2,775
Miscellaneous	8,569
Total expenses	$ 1,265,478
Waiver and/or reimbursement of expenses by affiliate	$ (132,078)
Net expenses	$ 1,133,400
Net investment income	$ 1,107,264
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 8,251,575
Investment securities - affiliated issuers	(826)
Futures contracts	(2,275,119)
Net realized gain	$ 5,975,630
Change in unrealized appreciation (depreciation):
Investment securities	$ 13,470,867
Investment securities - affiliated issuers	34
Futures contracts	(11,754)
Net change in unrealized appreciation (depreciation)	$13,459,147
Net realized and unrealized gain	$19,434,777
Net increase in net assets from operations	$20,542,041
12
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Statements of Changes in Net Assets

	Year Ended December 31,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,107,264	$ 1,359,323
Net realized gain (loss)	5,975,630	(4,196,743)
Net change in unrealized appreciation (depreciation)	13,459,147	4,917,754
Net increase in net assets from operations	$ 20,542,041	$ 2,080,334
Distributions to shareholders	$ (1,356,418)	$ (2,223,798)
Net decrease in net assets from capital share transactions	$ (13,456,309)	$ (15,035,226)
Net increase (decrease) in net assets	$ 5,729,314	$ (15,178,690)
Net Assets
At beginning of year	$ 136,204,112	$ 151,382,802
At end of year	$141,933,426	$136,204,112
13
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Financial Highlights

	Class F
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 20.86	$ 20.77	$ 17.67	$ 19.31	$ 16.70
Income (Loss) From Operations
Net investment income(1)	$ 0.18	$ 0.20	$ 0.29	$ 0.25	$ 0.23
Net realized and unrealized gain (loss)	3.12	0.22	3.08	(1.68)	2.59
Total income (loss) from operations	$ 3.30	$ 0.42	$ 3.37	$ (1.43)	$ 2.82
Less Distributions
From net investment income	$ (0.23)	$ (0.33)	$ (0.27)	$ (0.21)	$ (0.21)
Total distributions	$ (0.23)	$ (0.33)	$ (0.27)	$ (0.21)	$ (0.21)
Net asset value — End of year	$ 23.93	$ 20.86	$ 20.77	$ 17.67	$ 19.31
Total Return(2)	15.87%	2.15%	19.22%	(7.50)%	16.92%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$141,933	$136,204	$151,383	$150,047	$156,279
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.90%	0.93%	0.89%	0.87%	0.87%
Net expenses	0.81%	0.83%	0.83%	0.83%	0.83%
Net investment income	0.79%	1.00%	1.48%	1.32%	1.25%
Portfolio Turnover	7%	13%	7%	13%	7%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
14
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Volatility Managed Growth Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to pursue growth potential and some current income, while seeking to manage overall portfolio volatility. The Fund invests primarily in exchange-traded funds representing a broad range of asset classes (the Underlying Funds).
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class F shares.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
15

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of December 31, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$ 131,125,740	$ —	$ —	$ 131,125,740
Short-Term Investments:
Affiliated Fund	—	10,804,372	—	10,804,372
Securities Lending Collateral	3,265,763	—	—	3,265,763
Total Investments	$134,391,503	$10,804,372	$ —	$145,195,875
Liability Description
Futures Contracts	$ (198,748)	$ —	$ —	$ (198,748)
Total	$ (198,748)	$ —	$ —	$ (198,748)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds and Cash Reserves Fund are recorded on ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.
C  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
16

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Notes to Financial Statements — continued

2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the annual rate of 0.40% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2021, the investment advisory fee amounted to $559,518. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
Pursuant to an investment sub-advisory agreement, CRM has delegated a portion of the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP). In connection with the Transaction, CRM entered into a new sub-advisory agreement with AIP, which took effect on March 1, 2021. CRM pays AIP a portion of its investment advisory fee for sub-advisory services provided to the Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.81% of the Fund’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2022. For the year ended December 31, 2021, CRM waived or reimbursed expenses of $132,078.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2021, CRM was paid administrative fees of $167,855.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2021 amounted to $349,699 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $53 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000 ($214,000 effective January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2021, expenses incurred under the Servicing Plan amounted to $102,905, all of which were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2021 are amounts payable to an affiliate of AIP under the Servicing Plan of $10,144.
4  Investment Activity
During the year ended December 31, 2021, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $8,976,191 and $26,378,462, respectively.
17

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Notes to Financial Statements — continued

5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2021 and December 31, 2020 was as follows:
	Year Ended December 31,
	2021	2020
Ordinary income	$1,356,418	$2,223,798
As of December 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 1,153,556
Undistributed long-term capital gains	2,488,491
Net unrealized appreciation	51,182,717
Distributable earnings	$54,824,764
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$94,013,158
Gross unrealized appreciation	$ 51,182,717
Gross unrealized depreciation	—
Net unrealized appreciation	$51,182,717
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2021 is included in the Schedule of Investments. During the year ended December 31, 2021, the Fund used futures contracts to hedge against changes in market volatility and declines in the value of the Fund’s investments and to adjust the Fund’s overall equity exposure in an effort to stabilize portfolio volatility around a target level.
At December 31, 2021, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$ —	$(198,748) (1)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2021 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ (2,275,119)	$ (11,754)
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended December 31, 2021 was approximately $6,010,000 and $2,979,000, respectively.
18

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Notes to Financial Statements — continued

7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2021, the total value of securities on loan was $27,687,894 and the total value of collateral received was $28,554,462, comprised of cash of $3,265,763 and U.S. government and/or agencies securities of $25,288,699.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Exchange-Traded Funds	$3,265,763	$ —	$ —	$ —	$3,265,763
The carrying amount of the liability for deposits for securities loaned at December 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2021.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2021.
9  Affiliated Funds
At December 31, 2021, the value of the Fund’s investment in affiliated funds was $10,804,372, which represents 7.6% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$8,936,923	$27,684,165	$(25,815,924)	$(826)	$34	$10,804,372	$6,697	10,804,372
19

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Notes to Financial Statements — continued

10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 100,000,000 common shares, $0.10 par value.
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020 were as follows:
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class F
Shares sold	73,295	$ 1,669,451	109,375	$ 2,143,779
Reinvestment of distributions	59,754	1,356,418	113,866	2,223,798
Shares redeemed	(730,022)	(16,482,178)	(981,640)	(19,402,803)
Net decrease	(596,973)	$(13,456,309)	(758,399)	$(15,035,226)
At December 31, 2021, separate accounts of an insurance company that is an affiliate of AIP owned 100% of the value of the outstanding shares of the Fund.
11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
12  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Corporation that it was resigning as the independent registered public accounting firm to the Corporation, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Corporation), KPMG would no longer be independent of the Corporation. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Corporation (the “Funds”) for the fiscal year ending December 31, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended December 31, 2019 and December 31, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
20

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Notes to Financial Statements — continued

13  Subsequent Event
Effective January 1, 2022, CRM entered into an investment sub-advisory agreement with Parametric Portfolio Associates LLC (Parametric), an affiliate of CRM and an indirect, wholly-owned subsidiary of Morgan Stanley, to provide sub-advisory services to the Fund. Parametric is responsible for executing the Fund’s volatility management strategy.
21

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP Volatility Managed Growth Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2021, the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended December 31, 2020, and the financial highlights for the years ended December 31, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 18, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
22

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $2,488,491 or, if subsequently determined to be different, the net capital gain of such year.
23

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue, NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 39 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through
December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
24

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2021
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
25

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

26

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
27

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
28

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Investment Sub-Adviser
Parametric Portfolio Associates LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24237     12.31.21

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2020 and December 31, 2021 for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by its principal accountant during such periods.

Fiscal Years Ended	12/31/20	%*	12/31/21	%*
Audit Fees	$197,740	0%	$196,575	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$35,300	0%	$35,300	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$233,040	0%	$231,875	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/20		Fiscal Year ended 12/31/21
$	%*	$	%*
$35,300	0%	$35,300	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE PRODUCTS, INC.

By:	/s/ John H. Streur
John H. Streur
President

Date:	February 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 23, 2022

By:	/s/ John H. Streur
John H. Streur
President

Date:	February 23, 2022